UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2011


Item 1.  Report to Stockholders.

[Calvert Income Fund Annual Report]

[Calvert Short-Duration Income Fund Annual Report]

[Calvert Long-Term Income Fund Annual Report]

[Calvert Ultra-Short Income Fund Annual Report]

[Calvert Government Fund Annual Report]

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

4 President’s Letter
6 Portfolio Management Discussion
11 Shareholder Expense Example
13 Report of Independent Registered Public Accounting Firm
14 Statement of Net Assets
26 Statement of Operations
27 Statements of Changes in Net Assets
29 Notes to Financial Statements
39 Financial Highlights
46 Explanation of Financial Tables
48 Proxy Voting and Availability of Quarterly Portfolio Holdings
50 Trustee and Officer Information table

Dear Shareholder:

After a relatively strong finish to 2010 and start of the new year, the U.S. economy lost its footing in summer 2011. Hope for a second-half rebound gave way to concerns that we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

Corporate bonds performed well for the first nine months of the reporting period but experienced a sharp sell-off in the final months amid significant volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries in spite of the downgrade and very low yields. Following the downgrade, the Federal Reserve stated that it plans to keep short-term interest rates at very low levels through at least the middle of 2013.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences from then. Despite recent events, markets are still generally ahead of where they were, as the Barclays Capital U.S. Credit Index gained an annualized 11.74% for the three-year period ended September 30, 2011.

Three years ago, we told you that soaring demand for Treasury securities had driven three-month Treasury bill yields to 0.92% as of September 30, 2008, which was then the lowest level since World War II. The flight to quality among the economic uncertainty has continued to drive demand for Treasuries at times since then, and the three-month Treasury bill yield stood even lower, at 0.02%, on September 30, 2011.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes rose four points to 18 for October 2011, which some analysts interpret as a sign that pockets of housing recovery are starting to emerge across the country. In addition, this index reading is four points higher than its level in October 2008.2 Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and industries heavily tied to oil. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it had fallen 12% by June from its record high in September 2007.3 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 4

happening. In the meantime, your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Key Management Changes for Taxable Bond Funds

Matthew Duch and Michael Abramo are moving up to lead the management of our existing taxable bond funds. Both have been on Calvert’s taxable bond portfolio management team for more than five years. They are committed to maintaining Calvert’s longstanding team approach and investment strategies, and we’re confident they’ll continue to serve investors well.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of financial markets.

In times like these, it’s best to stay the course, maintaining an appropriate and well-diversified mix of U.S. and international stocks, bonds, and cash for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 National Association of Home Builders/Wells Fargo Housing Market Index (HMI)

3 Center for American Progress, Economic Snapshot for September 2011

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 5

PORTFOLIO MANAGEMENT DISCUSSION

Michael Abramo

Matthew Duch

Vice Presidents and Portfolio Managers of Calvert Investment Management, Inc.

Performance

For the 12-month period ended September 30, 2011, Calvert Income Fund’s Class A Shares (at NAV) returned 1.06%† compared to 4.56% for its benchmark, the Barclays Capital U.S. Credit Index. The Fund’s relatively short duration was a major reason for its underperformance during the period. The Fund’s yield curve strategy, which was positioned to benefit from higher short-term interest rates, also detracted from performance. The Fund had less exposure to corporate bonds than its benchmark, which helped performance as Treasuries outperformed both investment-grade and high-yield corporate bonds of comparable maturities during the reporting period.

CALVERT INCOME FUND
September 30, 2011
Investment Performance†
(total return at NAV*)

	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	-0.02%	1.06%
Class B	-0.49%	0.16%
Class C	-0.37%	0.35%
Class I	0.33%	1.78%
Class R	-0.08%	0.88%
Class Y	0.20%	1.48%

Barclays Capital U.S.
Credit Index	5.60%	4.56%

Lipper BBB-Rated Corp
Debt Funds Average	3.74%	3.91%

Sec Yields
	30 days ended
	9/30/11	9/30/10
Class A	3.09%	2.75%
Class B	2.34%	1.98%
Class C	2.51%	2.16%
Class I	3.93%	3.54%
Class R	3.00%	2.64%
Class Y	3.61%	3.27%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

† Performance shown in this annual report to shareholders is calculated based on the net asset value of the Fund at year-end which was adjusted subsequent to year-end due to adjustments made to the prices of certain portfolio holdings of the Fund held as of September 30, 2011 and during the fiscal period then ended. See Note E to Notes to Financial Statements.

See Notes to Financial Statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 6

Investment Climate
The 12-month period that ended September
30, 2011 was marked by unexpected turns
and financial market volatility. U.S. eco-
nomic growth slowed to an estimated 1.5%
annual rate during the reporting period, [1]
while the inflation rate rose. The core con-
sumer price index (CPI) annual rate was
2.0% by August 2011. [2]
After completing its second round of quan-
titative easing (known as QE2), the Federal
Reserve (Fed) was expected to move to the
sidelines. However, it proceeded to introduce
two additional easing measures. In August,
shortly after QE2 ended, the Fed announced
that it would extend the promise of near-zero
short-term interest rates perhaps until mid-
2013. Then, in September, the Fed intro-
duced “operation twist,” a program to sell
$400 billion of shorter-maturity Treasuries
and buy longer-maturity Treasuries with the
proceeds.
After a period of calm, the euro-area debt
crisis surged to the forefront of inves-
tors’ concerns once again in mid-2011.
Widespread unease about the effects of
sovereign debt on European banks flowed
over into non-European markets. This made
for a rough trading summer, as stocks and	PORTFOLIO STATISTICS
	September 30, 2011

		% of Total
	ECONOMIC SECTORS	Investments
	Asset Backed Securities	1.6%
	Basic Materials	1.1%
	Communications	2.6%
	Consumer Discretionary	0.1%
	Consumer, Cyclical	3.0%
	Consumer, Non-cyclical	3.8%
	Diversified	0.3%
	Energy	5.8%
	Financials	38.6%
	Government	23.8%
	Industrials	5.8%
	Insurance	0.2%
	Mortgage Securities	4.3%
	Technology	0.8%
	Time Deposit	5.5%
	Utilities	2.7%

	Total	100%

bonds with credit risk fell. U.S. legislators’ mid-year flirt with voluntary default on U.S. government debt heightened investors’ anxiety. Policy tightening by central banks in emerging countries, where stronger growth has pushed inflation higher, also contributed to concerns about global growth.

In this uncertain environment, major U.S. bond market sector indices delivered positive returns for the reporting period.3 Interest rates generally moved lower over the 12-month period. The three-month Treasury bill yield fell to 0.02% from 0.16%. The benchmark 10-year Treasury note yield declined 0.61 percentage points to finish the reporting period at 1.92%. The average yield for Moody’s Baa-rated corporate bonds was 5.22% at the end of September 2011, down 0.36 percentage points. Finally, the average rate on a 30-year conventional mortgage fell 0.31 percentage points to 4.01%.4

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 7

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.23%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 8

Portfolio Strategy

The Fund was positioned to benefit from higher interest rates, but this positioning did not pay off as rates generally fell during the reporting period. As of September 30, 2010, the Fund’s duration was 3.21 years compared to 6.56 years for the passive benchmark. Following the Fed’s announcement that it would keep short-term rates low at least through mid-2013, we extended the Fund’s duration closer to that of the benchmark. At the end of the reporting period, the Fund’s duration was 5.00 years. Corporate bonds, which performed well for the first nine months of the reporting period, sold off dramatically in the last three months as the European financial turmoil moved investors away from risky assets. Relative to the benchmark, the Fund was slightly under-allocated to corporate securities (76% of the Fund as of September 30, 2010 versus 80% of the passive benchmark). The Fund uses Treasury futures to hedge its interest rate position.

Outlook

We expect the rest of 2011 to unfold with financial markets fitfully trying to understand and adjust to the ongoing debt struggles of the major western nations and Japan. Policymakers’ decisions will continue to have great potential to move global financial markets. Government footprints in credit markets will remain large. The U.S. gross domestic product growth rate is likely to remain modest and choppy as the country continues to recover from the severe financial crisis of 2007 through 2009. History suggests that recovery from a severe financial

CALVERT INCOME FUND
September 30, 2011
Average Annual Total Returns†

Class A Shares	(with max load)
One year	-2.57%
Five year	2.61%
Ten year	4.38%

Class B Shares	(with max load)
One year	-3.65%
Five year	2.50%
Ten year	3.94%

Class C Shares	(with max load)
One year	-0.46%
Five year	2.68%
Ten year	4.05%

Class I Shares
One year	1.78%
Five year	4.08%
Ten year	5.46%

Class R Shares*
One year	0.88%
Five year	3.14%
Ten year	4.65%

Class Y Shares**
One year	1.48%
Five year	3.69%
Ten year	4.93%
(see † footnote on page 6)

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 9

crisis that was rooted in excessive debt will take several more years at least. It also indicates that rates of economic growth and consumer price inflation will tend to run below pre-crisis averages. This does not, however, preclude stretches of stronger growth, something markets have heavily discounted.

Within this bigger picture, we expect the issues that have driven markets in 2011 to remain intact. First, the potential for very slow U.S. economic growth remains high, and there is a higher risk of recession amid tightening U.S. fiscal policy and little additional capacity for strong monetary stimulus. Second, it is likely that we will experience ongoing financial market volatility stemming from the euro-area debt crisis. Finally, tighter monetary policies in emerging countries may constrain global growth. As investors’ perceptions of these factors change, markets will react, at times sharply. We expect to experience generally heightened levels of financial market volatility. There is potential for acute bouts of great volatility, but keep in mind that attractive investment opportunities can emerge from great market tumult.

October 2011

1 Calculated based on data from the Commerce Department and the Wall Street Journal Survey of Economic Forecasters.

2 Bureau of Labor Statistics

3 Barclays Capital

4 Source for all interest rates: Federal Reserve H.15 report

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$999.80	$6.25
Hypothetical	$1,000.00	$1,018.82	$6.31
(5% return per
year before expenses)

Class B
Actual	$1,000.00	$995.10	$10.47
Hypothetical	$1,000.00	$1,014.57	$10.58
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$996.30	$9.67
Hypothetical	$1,000.00	$1,015.38	$9.76
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$1,003.30	$2.82
Hypothetical	$1,000.00	$1,022.25	$2.85
(5% return per
year before expenses)

Class R
Actual	$1,000.00	$999.20	$7.37
Hypothetical	$1,000.00	$1,017.70	$7.44
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$1,002.00	$4.30
Hypothetical	$1,000.00	$1,020.78	$4.34
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, 2.09%, 1.93%, 0.56%, 1.47% and 0.86% for Class A, Class B, Class C, Class I, Class R and Class Y, respectively, multiplied by the average account value over the period, mutliplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund: We have audited the accompanying statement of net assets of the Calvert Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2011

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2011

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.6%	AMOUNT	VALUE
ACLC Business Loan Receivables Trust, 0.879%, 10/15/21 (e)(r)	$134,439	$133,721
AmeriCredit Automobile Receivables Trust, 3.04%, 10/15/13	3,237,867	3,265,450
Capital Auto Receivables Asset Trust, 5.76%, 2/18/14 (e)	3,000,000	3,050,095
Captec Franchise Trust, 8.155%, 6/15/13 (e)	3,604,741	3,687,722
Centex Home Equity, 7.36%, 7/25/32 (r)	120,536	10,997
DT Auto Owner Trust, 0.99%, 12/17/12 (e)	5,101,216	5,101,390
Fifth Third Auto Trust, 4.81%, 1/15/13	899,451	904,031
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	824,027	3,090
6.74%, 11/15/20 (e)	363,288	259,929
Ford Credit Auto Owner Trust, 7.05%, 12/15/13 (e)	3,000,000	3,034,824
Franklin Auto Trust, 7.16%, 5/20/16 (e)	3,000,000	3,123,475
Navistar Financial Corp. Owner Trust, 1.47%, 10/18/12 (e)	5,099,216	5,103,737
Santander Drive Auto Receivables Trust, 1.01%, 7/15/13 (e)	5,779,946	5,783,050

Total Asset-Backed Securities (Cost $33,712,944)		33,461,511

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIOINS (PRIVATELY ORIGINATED) - 0.9%
Banc of America Mortgage Securities, Inc., 0.291%, 1/25/34 (r)	55,426,445	377,110
Countrywide Home Loan Mortgage Pass Through Trust,
0.575%, 6/25/35 (e)(r)	1,658,309	1,280,385
GMAC Mortgage Corp. Loan Trust, 5.00%, 5/25/18 (e)	95,931	74,825
Impac CMB Trust:
0.875%, 9/25/34 (r)	913,630	648,496
0.755%, 4/25/35 (r)	5,000,761	3,660,467
0.855%, 4/25/35 (r)	1,791,939	981,431
0.775%, 5/25/35 (r)	2,323,684	1,638,146
0.555%, 8/25/35 (r)	5,189,437	3,570,006
Salomon Brothers Mortgage Securities VII, Inc., 2.758%, 9/25/33 (r)	160,120	20,157
Structured Asset Securities Corp., 5.50%, 6/25/35	4,291,000	2,268,030
WaMu Mortgage Pass Through Certificates, 2.501%, 10/25/35 (r)	5,697,000	4,650,040

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $21,948,453)		19,169,093

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5.118%, 7/11/43	7,661,561	7,718,395
Bear Stearns Commercial Mortgage Securities, 4.83%, 8/15/38	3,575,000	3,644,358
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	3,000,000	3,160,032
Credit Suisse First Boston Mortgage Securities Corp., 5.603%, 7/15/35	2,431,257	2,469,374
GE Capital Commercial Mortgage Corp., 4.996%, 12/10/37	2,834,206	2,896,904
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	4,536,574	4,561,657

Total Commercial Mortgage-Backed Securities (Cost $24,863,860)		24,450,720

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 14

	PRINCIPAL
CORPORATE BONDS - 64.0%	AMOUNT	VALUE
Affiliated Computer Services, Inc., 5.20%, 6/1/15	$7,000,000	$7,667,864
Alcoa, Inc.:
6.15%, 8/15/20	6,000,000	6,069,138
5.40%, 4/15/21	1,000,000	951,397
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	-
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	-
Ally Financial, Inc.:
6.00%, 12/15/11	1,075,000	1,073,656
6.00%, 12/15/11 (e)	15,000,000	14,981,250
America Movil SAB de CV, 2.375%, 9/8/16	1,000,000	969,955
American Airlines Pass Through Trust, 7.858%, 4/1/13	8,395,000	8,390,803
American Express Bank FSB, 0.375%, 6/12/12 (r)	5,000,000	4,975,686
American International Group, Inc., 4.875%, 9/15/16	3,000,000	2,939,421
Anadarko Petroleum Corp., 6.375%, 9/15/17	12,000,000	13,424,098
Anheuser-Busch InBev Worldwide, Inc., 1.088%, 3/26/13 (r)	5,000,000	5,033,052
ANZ National International Ltd., 1.351%, 12/20/13 (e)(r)	10,000,000	10,021,566
APL Ltd., 8.00%, 1/15/24 (b)	21,057,000	13,476,480
ArcelorMittal, 5.50%, 3/1/21	10,100,000	9,036,473
Asciano Finance Ltd.:
5.00%, 4/7/18 (e)	3,500,000	3,616,784
4.625%, 9/23/20 (e)	820,000	822,720
Asian Development Bank, 6.22%, 8/15/27	2,470,000	3,358,297
AT&T, Inc.:
2.95%, 5/15/16	3,000,000	3,093,535
3.875%, 8/15/21	1,000,000	1,024,036
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	18,670,000	21,618,615
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	-
Bank of America Corp.:
4.50%, 4/1/15	1,300,000	1,233,774
3.75%, 7/12/16	2,000,000	1,816,811
5.00%, 5/13/21	2,500,000	2,220,339
Bank of America NA, 0.627%, 6/15/16 (r)	7,000,000	5,427,837
Bayfront Regional Development Corp. VRDN, 0.19%, 11/1/27 (r)	200,000	200,000
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	11,105,433	12,044,383
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	37,001,000	37,371,010
Braskem Finance Ltd., 5.75%, 4/15/21 (e)	1,000,000	909,361
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter
to 12/29/49 (e)(r)	13,850,000	6,925,000
C10 Capital SPV Ltd., 6.722% to 12/31/16, floating rate thereafter
to 12/31/49 (e)(r)	8,300,000	4,150,000
Calpine Corp. Escrow, (b)*	375,000	-
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	2,000,000	2,027,515
7.875%, 10/15/19 (e)	22,572,000	22,832,261
Capital One Financial Corp.:
4.80%, 2/21/12	4,000,000	4,045,401
4.75%, 7/15/21	6,230,000	6,191,483
Cemex SAB de CV, 5.369%, 9/30/15 (e)(r)	2,000,000	1,300,019
Charter One Bank, 6.375%, 5/15/12	10,000,000	10,001,526

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Citigroup, Inc.:
2.125%, 4/30/12	$45,000,000	$45,479,586
2.286%, 8/13/13 (r)	11,000,000	10,876,416
0.458%, 3/7/14 (r)	5,020,000	4,686,555
4.75%, 5/19/15	3,000,000	3,069,530
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	3,250,000	3,270,932
Comcast Corp., 6.55%, 7/1/39	8,800,000	10,174,143
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	2,825,000	2,923,875
4.883%, 8/15/40 (e)	4,558,000	4,740,320
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	3,828,442	4,075,376
5.88%, 1/10/28	228,112	241,190
6.036%, 12/10/28	7,913,968	8,597,969
6.943%, 1/10/30	6,764,507	7,760,242
7.507%, 1/10/32 (e)	3,295,188	3,883,214
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	1,800,000	1,764,771
DDR Corp., 4.75%, 4/15/18	4,700,000	4,271,125
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,500,000	2,325,000
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	2,000,000	1,402,500
Discover Bank, 7.00%, 4/15/20	2,500,000	2,651,359
Discover Financial Services:
6.45%, 6/12/17	1,375,000	1,424,058
10.25%, 7/15/19	5,604,000	6,670,156
DnB NOR Boligkreditt AS, 2.10%, 10/14/16 (e)	6,930,000	6,982,888
Dominion Resources, Inc., 2.669% to 9/30/11,
floating rate thereafter to 9/30/66 (r)	9,065,000	8,045,188
Earthlink, Inc., 8.875%, 5/15/19	1,000,000	877,500
Energizer Holdings, Inc., 4.70%, 5/19/21 (e)	4,000,000	4,274,758
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	24,875,000	25,123,750
FBG Finance Ltd., 5.125%, 6/15/15 (e)	4,000,000	4,409,212
Fifth Third Bank, 0.402%, 5/17/13 (r)	5,000,000	4,896,341
First Niagara Financial Group, Inc., 6.75%, 3/19/20	3,000,000	3,274,214
First Republic Bank, 7.75%, 9/15/12	500	525
Fleet Capital Trust V, 1.35%, 12/18/28 (r)	10,600,000	6,393,925
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/1/15 (e)	2,500,000	2,325,000
6.875%, 2/1/18 (e)	1,000,000	925,000
Ford Motor Credit Co. LLC:
7.25%, 10/25/11	1,000,000	1,000,000
7.50%, 8/1/12	6,129,000	6,266,903
Forest Oil Corp., 8.00%, 12/15/11	15,345,000	15,364,181
Fort Knox Military Housing Privatization Project:
5.815%, 2/15/52 (b)(e)	2,975,000	3,239,031
5.915%, 2/15/52 (e)	10,455,000	10,970,939
FUEL Trust:
4.207%, 4/15/16 (e)	7,295,000	7,163,081
3.984%, 12/15/22 (e)	7,450,000	7,240,962

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 16

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
General Electric Capital Corp.:
0.471%, 6/20/13 (r)	$7,000,000	$6,913,319
5.40%, 2/15/17	3,000,000	3,267,990
5.625%, 9/15/17	1,850,000	2,015,336
5.625%, 5/1/18	5,000,000	5,426,468
General Motors Corp. Escrow (b)*	5,000,000	37,500
General Motors Corp. Escrow (b)*	10,000,000	75,000
General Motors Corp. Escrow (b)*	5,000,000	37,500
General Motors Corp. Escrow (b)*	7,150,000	53,625
General Motors Corp. Escrow (b)*	2,950,000	22,125
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	42,295,000	10,996,700
3.226%, 1/21/11 (e)(r)(y)*	32,920,000	7,900,800
6.375%, 9/25/12 (e)(y)*	600,000	156,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	8,400,000	840
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	21,800,000	21,449,456
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	9,633,000	9,574,631
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	10,500,000	10,851,260
5.375%, 3/15/20	1,800,000	1,779,014
6.00%, 6/15/20	3,000,000	3,062,947
Great River Energy, 5.829%, 7/1/17 (e)	20,516,513	22,857,125
HCA, Inc., 8.00%, 10/1/18	750,000	733,125
Health Care REIT, Inc., 5.25%, 1/15/22	2,000,000	1,896,366
Hewlett-Packard Co.:
0.719%, 5/30/14 (r)	6,950,000	6,796,078
4.30%, 6/1/21	1,500,000	1,511,821
HSBC Bank Brasil SA, 4.00%, 5/11/16 (e)	3,000,000	2,916,574
HSBC Bank plc, 1.05%, 1/17/14 (e)(r)	4,000,000	3,995,263
Jefferies Group, Inc., 5.125%, 4/13/18	3,500,000	3,298,653
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	601
Jones Group, Inc., 6.875%, 3/15/19	2,000,000	1,810,000
JPMorgan Chase & Co.:
4.40%, 7/22/20	3,000,000	3,013,038
4.35%, 8/15/21	7,500,000	7,517,937
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	5,900,000	5,899,232
Kaupthing Bank HF, 3.491%, 1/15/10 (e)(r)(y)*	39,000,000	9,555,000
Kern River Funding Corp., 6.676%, 7/31/16 (e)	77,059	86,857
Kinder Morgan Energy Partners LP, 5.625%, 9/1/41	2,960,000	2,906,732
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	56,569,000	54,306,240
Leucadia National Corp., 8.125%, 9/15/15	5,320,000	5,609,787
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	8,060,000	8,474,123
5.983%, 12/1/22 (e)	14,695,000	15,258,406
6.192%, 12/1/27 (e)	3,925,000	3,347,358
Lockheed Martin Corp., 4.85%, 9/15/41	1,000,000	1,048,587
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	133,305
8.30%, 12/1/37 (e)(m)*	33,720,000	87,672
8.45%, 12/1/49 (e)(m)*	1,000,000	2,600

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12	$5,750,000	$5,829,063
Masco Corp.:
4.80%, 6/15/15	4,540,000	4,392,886
5.85%, 3/15/17	1,990,000	1,883,097
7.125%, 3/15/20	2,610,000	2,531,700
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	11,420,000	11,377,632
Mega Advance Investments Ltd., 6.375%, 5/12/41 (e)	17,700,000	15,643,105
Merrill Lynch & Co., Inc., 1.107%, 9/15/26 (r)	5,000,000	3,147,057
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	50,800,000	10,160,000
Morgan Stanley:
0.555%, 2/10/12 (r)	5,770,000	5,776,189
6.25%, 8/28/17	7,000,000	6,896,629
7.30%, 5/13/19	5,000,000	5,152,249
5.50%, 1/26/20	6,000,000	5,510,671
5.50%, 7/24/20	6,500,000	5,886,659
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	5,612,672
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	10,460,000	13,046,944
6.59%, 7/7/38	4,023,000	4,786,077
NBCUniversal Media LLC, 4.375%, 4/1/21	5,000,000	5,155,090
Nordea Bank AB, 4.875%, 5/13/21 (e)	3,000,000	2,567,035
Ohana Military Communities LLC:
5.88%, 10/1/51 (e)	23,440,000	24,057,100
6.15%, 10/1/51 (b)(e)	5,000,000	5,326,000
OPTI Canada, Inc.:
9.00%, 12/15/12 (e)	4,000,000	4,070,000
9.75%, 8/15/13 (e)	5,350,000	5,443,625
O’Reilly Automotive, Inc., 4.625%, 9/15/21	5,000,000	4,998,239
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	19,550,000	-
Overseas Shipholding Group, Inc.:
8.125%, 3/30/18	3,600,000	3,042,000
7.50%, 2/15/24	5,080,000	3,429,000
Pacific Pilot Funding Ltd., 1.001%, 10/20/16 (e)(r)	5,289,582	4,904,336
Pioneer Natural Resources Co., 5.875%, 7/15/16	19,340,000	20,355,350
PNC Funding Corp.:
2.70%, 9/19/16	2,000,000	1,994,991
5.625%, 2/1/17	2,000,000	2,172,836
PPF Funding, Inc., 5.50%, 1/15/14 (e)	500,000	503,481
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,900,000	2,243,077
Public Steers Trust, 6.646%, 11/15/18 (b)	3,351,602	3,493,878
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	3,000,000	2,992,726
Ryder System, Inc., 3.50%, 6/1/17	2,690,000	2,787,175
SABMiller plc:
6.50%, 7/1/16 (e)	2,000,000	2,381,524
6.50%, 7/15/18 (e)	1,685,000	2,023,149
SBA Tower Trust, 4.254%, 4/15/40 (e)	2,000,000	2,110,357
Schlumberger Investment SA, 3.30%, 9/14/21 (e)	1,300,000	1,307,750
Senior Housing Properties Trust, 8.625%, 1/15/12	5,000,000	5,087,500
Simon Property Group LP, 6.125%, 5/30/18	3,593,000	4,050,713
Skyway Concession Co. LLC, 0.649%, 6/30/17 (b)(e)(r)	10,140,000	9,172,644
Southern Co., 0.652%, 10/21/11 (r)	2,600,000	2,600,000

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 18

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19,
7.697% thereafter to 10/15/97 (b)(e)(r)	$26,500,000	$11,307,285
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	7,650,000	7,324,875
Sprint Capital Corp., 8.375%, 3/15/12	2,000,000	2,025,000
SSIF Nevada LP, 0.949%, 4/14/14 (e)(r)	16,000,000	15,999,472
Stadshypotek AB, 0.919%, 9/30/13 (e)(r)	23,000,000	22,999,673
SunTrust Bank:
0.598%, 8/24/15 (r)	3,350,000	3,062,860
7.25%, 3/15/18	4,000,000	4,648,317
Swedbank Hypotek AB, 2.125%, 8/31/16 (e)	5,000,000	5,014,812
Telefonica Emisiones SAU:
6.421%, 6/20/16	7,670,000	7,864,317
5.134%, 4/27/20	10,500,000	9,745,328
The Gap, Inc., 5.95%, 4/12/21	5,940,000	5,553,900
The Toronto-Dominion Bank, 2.50%, 7/14/16	1,440,000	1,475,641
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	8,559,893	8,560
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	12,295,000	1,428,310
7.697%, 10/15/97 (b)(e)(r)	11,001,000	5,134,827
Time Warner Cable, Inc.:
4.00%, 9/1/21	4,200,000	4,122,686
5.50%, 9/1/41	1,300,000	1,262,677
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (b)(e)	16,737,000	4,082,154
2/15/29 (b)(e)	12,600,000	2,784,600
2/15/43 (b)(e)	196,950,000	21,388,770
2/15/45 (b)(e)	534,547,120	82,908,258
Travelers Insurance Company Ltd., 0.499%, 12/8/11 (r)	3,250,000	3,246,019
Tupperware Brands Corp., 4.75%, 6/1/21 (e)	7,500,000	7,657,344
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	25,000,000	25,378,117
Volkswagen International Finance NV, 0.856%, 4/1/14 (e)(r)	5,000,000	4,988,849
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	34,400,000	28,208,000
Westpac Banking Corp., 0.552%, 10/21/11 (e)(r)	2,000,000	1,999,935
Willis Group Holdings plc, 5.75%, 3/15/21	2,000,000	2,091,946
Willis North America, Inc.:
5.625%, 7/15/15	2,430,000	2,610,725
6.20%, 3/28/17	3,000,000	3,275,006
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	21,622,559	19,857,725

Total Corporate Bonds (Cost $1,552,415,064)		1,302,344,448

MUNICIPAL OBLIGATIONS - 11.7%
Azusa California Redevelopment Agency Tax Allocation Bonds, 5.765%,
8/1/17 (b)	2,965,000	3,029,133
Baltimore Maryland General Revenue Bonds:
5.05%, 7/1/14	1,520,000	1,671,012
5.07%, 7/1/15	1,340,000	1,502,435
Boynton Beach Florida Community Redevelopment Agency
Tax Allocation Bonds, 5.10%, 10/1/15	790,000	812,657
Burlingame California PO Revenue Bonds, 5.285%, 6/1/12	1,775,000	1,810,021

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
California Statewide Communities Development Authority Revenue
Bonds, Zero Coupon:
6/1/15	$3,425,000	$2,918,305
6/1/15	1,205,000	1,026,732
6/1/16	2,620,000	2,082,324
6/1/17	2,710,000	2,018,977
6/1/17	1,835,000	1,357,533
6/1/18	2,810,000	1,928,447
6/1/19	1,975,000	1,264,237
Chelsea Michigan Economic Development Corp. LO Revenue
VRDN, 0.17%, 10/1/36 (r)	1,000,000	1,000,000
College Park Georgia Revenue Bonds, 5.658%, 1/1/12	2,500,000	2,522,575
Collier County Florida MFH Finance Authority Revenue
VRDN, 0.17%, 7/15/34 (r)	1,100,000	1,100,000
Colorado State HFA Revenue VRDN, 0.13%, 10/15/16 (r)	600,000	600,000
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,833,384
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	307,204
5.10%, 7/1/15	300,000	325,521
Florida State Housing Finance Corp. MFH Revenue VRDN,
0.16%, 10/15/32 (r)	1,300,000	1,300,000
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.48%, 1/1/21	990,000	1,056,855
Hayward California MFH Revenue VRDN, 0.21%, 5/1/38 (r)	3,600,000	3,600,000
Inglewood California Pension Funding Revenue Bonds:
4.82%, 9/1/12	250,000	255,465
4.90%, 9/1/13	260,000	266,804
4.94%, 9/1/14	275,000	282,758
4.95%, 9/1/15	285,000	293,265
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,990,000	2,110,275
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,409,452
La Verne California Revenue Bonds, 5.62%, 6/1/16	1,000,000	1,111,620
Meridian Ranch Colorado Metropolitan District GO VRDN,
0.18%, 12/1/38 (r)	1,000,000	1,000,000
Michigan State Hospital Finance Authority Revenue VRDN,
0.19%, 3/1/30 (r)	1,000,000	1,000,000
Montgomery County Pennsylvania Redevelopment Authority MFH
Revenue VRDN, 0.22%, 8/15/31 (r)	2,250,000	2,250,000
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	4,385,000	4,433,586
Nevada State Housing Division Revenue VRDN, 0.15%, 4/15/39 (r)	4,000,000	4,000,000
New York City Housing Development Corp. MFH Revenue VRDN:
0.18%, 11/15/37 (r)	3,210,000	3,210,000
0.16%, 11/1/38 (r)	2,400,000	2,400,000
0.14%, 1/1/40 (r)	3,400,000	3,400,000
New York City IDA Revenue Bonds, 6.027%, 1/1/46	11,835,000	9,681,858

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 20

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
New York State HFA Revenue VRDN:
0.18%, 11/15/29 (r)	$700,000	$700,000
0.15%, 5/15/33 (r)	3,825,000	3,825,000
0.18%, 5/15/33 (r)	3,000,000	3,000,000
0.14%, 5/15/36 (r)	1,500,000	1,500,000
0.15%, 5/15/37 (r)	1,600,000	1,600,000
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,105,000	1,117,984
5.653%, 9/1/21	19,635,000	20,178,497
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,238,678
5.14%, 8/15/18	2,760,000	2,790,719
5.20%, 8/15/19	3,070,000	3,084,767
5.25%, 8/15/20	3,395,000	3,412,484
Orange County Florida HFA MFH Revenue VRDN,
0.27%, 10/15/32 (r)	200,000	200,000
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	3,375,000	2,111,096
Pomona California Public Financing Authority Revenue Bonds,
5.718%, 2/1/27	6,015,000	6,129,225
Riverside California Public Financing Authority Tax Allocation Bonds:
5.19%, 8/1/17	1,290,000	1,279,267
5.24%, 8/1/17	1,990,000	1,989,025
Sacramento City California Financing Authority Tax Allocation Bonds,
5.54%, 12/1/20	2,940,000	2,894,165
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,555,270
San Diego California Redevelopment Agency Tax Allocation Bonds,
6.00%, 9/1/21	2,515,000	2,601,214
San Francisco California City & County Redevelopment Agency
Revenue VRDN, 0.12%, 6/15/34 (r)	1,200,000	1,200,000
San Jose California Redevelopment Agency Tax Allocation Bonds:
4.54%, 8/1/12	3,105,000	3,175,732
5.10%, 8/1/20	2,950,000	2,896,369
5.46%, 8/1/35	5,300,000	4,487,563
Santa Cruz County California Redevelopment Agency Tax Allocation
Bonds, 5.60%, 9/1/25	815,000	816,377
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,265,000	1,293,387
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	3,165,000	3,302,836
South Dakota State Housing Development Authority Revenue
VRDN, 0.16%, 1/1/44 (r)	1,000,000	1,000,000
St. Louis Park Minnesota MFH Revenue VRDN, 0.18%, 8/1/34 (r)	1,500,000	1,500,000
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds:
5.00%, 12/1/12	675,000	686,158
5.00%, 12/1/13	710,000	725,166
5.00%, 12/1/14	745,000	759,811
5.125%, 12/1/15	785,000	802,129
5.125%, 12/1/16	830,000	841,471

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	$11,735,000	$11,851,646
5.442%, 7/1/50	3,990,000	4,057,511
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	6,080,000	7,040,032
6.734%, 9/1/27 (e)	37,970,000	46,243,663
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	3,190,159
5.15%, 1/1/24	3,630,000	3,593,954
Westchester County New York IDA Revenue VRDN,
0.45%, 1/1/34 (r)	1,000,000	1,000,000

Total Municipal Obligations (Cost $230,082,481)		238,843,790

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 4.1%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	9,175,000	8,922,687
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	73,280,000	52,578,400
Overseas Private Investment Corp., 4.05%, 11/15/14	885,600	906,819
Premier Aircraft Leasing EXIM 1 Ltd.:
3.576%, 2/6/22	8,954,772	9,506,924
3.547%, 4/10/22	139	147
Sterling Equipment, Inc., 6.125%, 9/28/19	242,225	262,621
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	3,000,000	1,920,000
Vessel Management Services, Inc., 5.125%, 4/16/35	6,906,000	8,007,507

Total U.S. Government Agencies and Instrumentalities
(Cost $90,804,734)		82,105,105

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.1%
Fannie Mae:
3.50%, 12/1/41	15,000,000	15,363,282
4.00%, 12/1/41	7,000,000	7,315,000
Ginnie Mae:
11.00%, 10/15/15	335	379
5.50%, 1/16/32	3,944,142	159,258

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $23,292,970)		22,837,919

U.S. TREASURY - 7.9%
United States Treasury Bonds:
4.375%, 5/15/41	18,980,000	24,513,856
3.75%, 8/15/41	58,130,000	67,676,036
United States Treasury Notes:
1.00%, 8/31/16	4,115,000	4,124,002
2.125%, 8/15/21	63,739,000	64,854,432

Total U.S. Treasury (Cost $157,071,358)		161,168,326

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	PRINCIPAL
FLOATING RATE LOANS(d) - 0.2%	AMOUNT	VALUE
Clear Channel Communications, Inc. Term Loan Tranche B,
3.889%, 1/28/16 (r)	$6,699,976	$4,757,821

Total Floating Rate Loans (Cost $6,254,273)		4,757,821

TIME DEPOSIT - 5.6%
State Street Time Deposit, 0.113%, 10/3/11	111,390,920	111,390,920

Total Time Deposit (Cost $111,390,920)		111,390,920

EQUITY SECURITIES - 1.2%	SHARES
Avado Brands, Inc. (b)*	4,803	48
First Republic Preferred Capital Corp., Preferred (b)(e)	6,050	6,177,050
General Motors Co.:
Warrants (strike price $10.00/share, expire 7/10/16)*	109,141	1,270,401
Warrants (strike price $18.33/share, expire 7/10/19)*	109,141	865,488
Intermet Corp. (b)*	4,772	48
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	4,257,000
Trust II, Preferred (b)(e)	6,450,000	4,257,000
Trust III, Preferred (b)(e)	6,450,000	4,257,000
Trust IV, Preferred (b)(e)	6,450,000	4,257,000

Total Equity Securities (Cost $35,095,940)		25,341,035

TOTAL INVESTMENTS (Cost $2,286,932,997) - 99.5%		2,025,870,688
Receivable from Calvert Investment Management, Inc.		12,614,421
Payable to shareholders		(12,614,421)
Other assets and liabilities, net - 0.5%		9,162,071
NET ASSETS		$2,035,032,759

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:

Class A: 96,445,493 shares outstanding				$2,047,546,074
Class B: 1,353,259 shares outstanding				39,038,443
Class C: 13,561,387 shares outstanding				260,527,695
Class I: 9,978,679 shares outstanding				190,090,915
Class R: 588,357 shares outstanding				8,900,746
Class Y: 7,001,553 shares outstanding				110,777,542
Accumulated net realized gain (loss) on investments				(362,907,931)
Net unrealized appreciation (depreciation) on investments				(258,940,725)

NET ASSETS				$2,035,032,759

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $1,521,374,134)			$15.77
Class B	(based on net assets of $21,238,698)			$15.69
Class C	(based on net assets of $213,870,449)			$15.77
Class I	(based on net assets of $157,547,979)			$15.79
Class R	(based on net assets of $9,340,353)			$15.88
Class Y	(based on net assets of $111,661,146)			$15.95

			UNDERLYING
	# OF	EXPIRATION	FACE AMOUNT	UNREALIZED APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	14	12/11	$1,821,313	$15,953
30 Year U.S. Treasury Bonds	267	12/11	38,080,875	1,398,316
Total Purchased				$1,414,269

Sold:
2 Year U.S. Treasury Notes	3,246	12/11	$714,779,347	$793,325
5 Year U.S. Treasury Notes	2,917	12/11	357,286,922	(86,010)
Total Sold				$707,315

See notes to financial statements.

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(b)	This security was valued by the Board of Trustees. See Note A.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with cer- tainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to dispo- sition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.
(n)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from mak- ing interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(u)	This security is no longer accruing interest.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from pay- ing any claims owed to foreign entities. These securities are no longer accruing interest.
*	Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
REIT: Real Estate Investment Trust
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$109,233,816
Dividend income	1,388,815
Total investment income	110,622,631

Expenses
Investment advisory fee	9,823,360
Administrative fees	7,055,057
Transfer agency fees and expenses	5,328,440
Distribution Plan expenses:
Class A	4,723,274
Class B	291,963
Class C	2,565,581
Class R	55,997
Trustees’ fees and expenses	137,013
Custodian fees	260,582
Registration fees	96,892
Reports to shareholders	593,840
Professional fees	69,547
Accounting fees	271,061
Miscellaneous	139,223
Total expenses	31,411,830
Reimbursement from Advisor:
Class R	(7,786)
Fees paid indirectly	(6,370)
Net expenses	31,397,674

NET INVESTMENT INCOME	79,224,958

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	43,937,347
Futures	(35,934,904)
8,002,443

Change in unrealized appreciation (depreciation) on:
Investments	(66,842,544)
Futures	8,887,719
(57,954,825)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	(49,952,382)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$29,272,575

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$79,224,957	$112,802,291
Net realized gain (loss)	8,002,443	(99,827,582)
Change in unrealized appreciation (depreciation)	57,954,825	252,457,110

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,272,575	265,431,819

Distributions to shareholders from:
Net investment income:
Class A shares	(60,587,634)	(87,321,849)
Class B shares	(688,609)	(1,143,445)
Class C shares	(6,433,930)	(8,573,601)
Class I shares	(7,884,658)	(11,731,464)
Class R shares	(334,565)	(364,752)
Class Y shares	(3,487,062)	(1,642,386)
Total distributions	(79,416,458)	(110,777,497)

Capital share transactions:
Shares sold:
Class A shares	194,409,378	337,647,283
Class B shares	312,672	1,768,921
Class C shares	9,795,124	21,597,368
Class I shares	36,187,405	64,809,450
Class R shares	2,319,034	3,975,814
Class Y shares	59,965,750	99,009,402
Reinvestment of distributions:
Class A shares	52,455,654	73,497,466
Class B shares	527,863	874,262
Class C shares	3,666,211	4,696,400
Class I shares	5,747,673	9,434,414
Class R shares	270,325	278,016
Class Y shares	1,173,274	689,019
Redemption fees:
Class A shares	32,202	35,622
Class B shares	—	906
Class C shares	515	1,578
Class I shares	13	177
Class R shares	5	—
Class Y shares	1,143	1,015
Shares redeemed:
Class A shares	(1,009,871,302)	(1,251,128,456)
Class B shares	(17,823,743)	(25,126,285)
Class C shares	(98,162,160)	(110,768,385)
Class I shares	(141,682,187)	(134,029,773)
Class R shares	(5,343,289)	(4,079,776)
Class Y shares	(51,210,235)	(17,610,330)
Total capital share transactions	(957,228,675)	(924,425,892)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(995,617,737)	(769,771,570)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - (CONT’D)
	Year ended	Year ended
	September 30,	September 30,
NET ASSETS	2011	2010
Beginning of year	$3,042,405,317	$3,812,176,887
End of year (including distributions in excess of net investment
income of $0 and $2,112,693, respectively)	$2,035,032,759	$3,042,405,317

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	12,102,239	21,572,895
Class B shares	19,614	113,732
Class C shares	610,012	1,380,271
Class I shares	2,248,798	4,135,392
Class R shares	143,278	252,422
Class Y shares	3,663,454	6,235,068
Reinvestment of distributions:
Class A shares	3,273,571	4,690,453
Class B shares	33,106	56,069
Class C shares	228,789	299,692
Class I shares	358,413	601,338
Class R shares	16,758	17,623
Class Y shares	72,277	43,543
Shares redeemed:
Class A shares	(62,932,411)	(79,871,602)
Class B shares	(1,115,745)	(1,612,215)
Class C shares	(6,117,483)	(7,076,289)
Class I shares	(8,834,865)	(8,523,652)
Class R shares	(330,435)	(258,918)
Class Y shares	(3,159,253)	(1,099,953)
Total capital share activity	(59,719,883)	(59,044,131)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b)exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $200,372,267 or 9.8% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at mea-

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surement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS

INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities	$2,135,889	$23,205,050	$96	$25,341,035
Asset backed securities	-	33,461,511	-	33,461,511
Collateralized mortgage-backed
obligations	-	19,169,093	-	19,169,093
Commercial mortgage-backed
securities	-	24,450,720	-	24,450,720
Corporate debt	-	1,187,878,259	114,466,189	1,302,344,448
Municipal obligations	-	238,843,790	-	238,843,790
U.S. government obligations	-	266,111,350	-	266,111,350
Other debt obligations	-	116,148,741	-	116,148,741
TOTAL	$2,135,889	$1,909,268,514	$114,466,285	$2,025,870,688

Other financial instruments*	$2,121,584	-	-	$2,121,584

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY	CORPORATE
	SECURITIES	DEBT
Balance as of 9/30/10	$17,286,096	$122,146,056
Accrued discounts/premiums	-	2,122,088
Realized gain (loss)	-	(127,630)
Change in unrealized appreciation (depreciation)	(258,000)	(1,279,419)
Purchases	-	2,027,187
Sales	-	(16,197,441)
Transfers in and/or out of Level 3[1]	(17,028,000) [2]	5,775,348
Balance as of 9/30/11	$96	$114,466,189

U.S. GOVERNMENT
	OBLIGATIONS	TOTAL
Balance as of 9/30/10	$475,082	$139,907,234
Accrued discounts/premiums	-	2,122,088
Realized gain (loss)		(127,630)
Change in unrealized appreciation (depreciation)	(3,242)	(1,540,661)
Purchases	-	2,027,187
Sales	(471,840)	(16,669,281)
Transfers in and/or out of Level 3[1]	-	(11,252,652)
Balance as of 9/30/11	-	$114,466,285

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

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For the year ended September 30, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($21,933,871). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would

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limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts, at period end are presented in the Statement of Net Assets.

During the period, the Fund invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 6,152 contracts and $357,842,796 weighted average notional value. The quarterly weighted average contracts and notional values were as follows:

QUARTER	WEIGHTED AVERAGE CONTRACTS	WEIGHTED AVERAGE NOTIONAL VALUE
1st Quarter	2,668	$217,884,798
2nd Quarter	1,287	51,908,297
3rd Quarter	961	8,620,607
4th Quarter	3,158	79,429,094

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 25.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addi-

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tion to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I and Class R shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion. Under the terms of the agreement, $693,573 was payable at year end. In addition, $351,563 was payable at year end for operating expenses paid by the Advisor during September 2011.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012 for Class I, R and Y. The contractual expense caps are .84%, 1.47% and 1.09%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $495,315 was payable at year end.

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Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C and R shares, allow the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00% and .75% annually of the Fund’s average daily net assets of Class A, B, C and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00% and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $530,987 was payable at year end.

CID received $54,390 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 31, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $639,893 for the year ended September 31, 2011. Under the terms of the agreement, $45,586 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,750,635,322 and $2,471,132,063, respectively. U.S. government security purchases and sales were $3,196,094,406 and $3,304,160,702, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE

30-Sep-13	($141,901)
30-Sep-14	(336,178)
30-Sep-16	(12,997,968)
30-Sep-17	(1,783,942)
30-Sep-18	(265,587,678)
30-Sep-10	(77,128,701)

Capital losses may be utilized to offset future capital gains until expiration. The Fund’s use of net capital loss carryforwards acquired from Summit Apex Bond Fund may be limited under certain tax provisions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred

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in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$79,416,458	$110,777,497
Total	$79,416,458	$110,777,497

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$70,734,748
Unrealized (depreciation)	(334,607,036)
Net unrealized appreciation/(depreciation)	($263,872,288)

Capital loss carryforward	($357,976,368)
Federal income tax cost of investments	$2,289,742,976

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities, distributions in excess of net investment income, tax-exempt income, and passive foreign investment companies.

Undistributed net investment income	$2,304,193
Accumulated net realized gain (loss)	68,591
Paid-in capital	(2,372,784)

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The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2011, such purchase and sales transactions were $177,495,000 and $248,395,000, respectively. The realized gain on the sales transactions was $4,583,627.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 31, 2011. For the year ended September 31, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$168,771	1.50%	$14,753,454	March 2011

NOTE E — SUBSEQUENT EVENTS

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $12,614,421 to the Fund on December 27, 2011, which will be used to purchase additional shares for affected shareholders. This contribution is reflected as a receivable from the Advisor and a payable to shareholders in the accompanying financial statements. The changes to the fair value prices of the affected portfolio holdings are reflected in the financial statements and Fund performance shown in this annual report.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class A Shares	2011	2010	2009
Net asset value, beginning	$16.12	$15.39	$15.19
Income from investment operations:
Net investment income	.52	.53	.63
Net realized and unrealized gain (loss)	(.35)	.72	.24
Total from investment operations	.17	1.25	.87
Distributions from:
Net investment income	(.52)	(.52)	(.62)
Net realized gain	—	—	(.05)
Total distributions	(.52)	(.52)	(.67)
Total increase (decrease) in net asset value	(.35)	.73	.20
Net asset value, ending	$15.77	$16.12	$15.39

Total return*	1.06%	8.27%	6.24%
Ratios to average net assets: A
Net investment income	3.20%	3.33%	4.45%
Total expenses	1.25%	1.23%	1.24%
Expenses before offsets	1.25%	1.23%	1.24%
Net expenses	1.25%	1.23%	1.23%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$1,521,374	$2,321,499	$3,041,314

		Years ended
		September 30,	September 30,
Class A Shares		2008 (z)	2007 (z)
Net asset value, beginning		$16.72	$16.72
Income from investment operations:
Net investment income		.79	.77
Net realized and unrealized gain (loss)		(1.25)	.01
Total from investment operations		(.46)	.78
Distributions from:
Net investment income		(.79)	(.78)
Net realized gain		(.28)	—
Total distributions		(1.07)	(.78)
Total increase (decrease) in net asset value		(1.53)	—
Net asset value, ending		$15.19	$16.72

Total return*		(3.01%)	4.74%
Ratios to average net assets: A
Net investment income		4.86%	4.60%
Total expenses		1.16%	1.19%
Expenses before offsets		1.16%	1.19%
Net expenses		1.16%	1.18%
Portfolio turnover		982%	877%
Net assets, ending (in thousands)		$4,462,549	$5,024,998

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class B Shares	2011	2010	2009
Net asset value, beginning	$16.05	$15.32	$15.12
Income from investment operations:
Net investment income	.37	.39	.50
Net realized and unrealized gain (loss)	(.34)	.72	.24
Total from investment operations	.03	1.11	.74
Distributions from:
Net investment income	(.39)	(.38)	(.49)
Net realized gain	—	—	(.05)
Total distributions	(.39)	(.38)	(.54)
Total increase (decrease) in net asset value	(.36)	.73	.20
Net asset value, ending	$15.69	$16.05	$15.32

Total return*	0.16%	7.36%	5.33%
Ratios to average net assets: A
Net investment income	2.35%	2.43%	3.60%
Total expenses	2.11%	2.10%	2.13%
Expenses before offsets	2.11%	2.10%	2.13%
Net expenses	2.11%	2.10%	2.12%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$21,239	$38,770	$59,127

		Years ended
		September 30,	September 30,
Class B Shares		2008 (z)	2007 (z)
Net asset value, beginning		$16.68	$16.69
Income from investment operations:
Net investment income		.67	.64
Net realized and unrealized gain (loss)		(1.28)	.01
Total from investment operations		(.61)	.65
Distributions from:
Net investment income		(.67)	(.66)
Net realized gain		(.28)	—
Total distributions		(.95)	(.66)
Total increase (decrease) in net asset value		(1.56)	(.01)
Net asset value, ending		$15.12	$16.68

Total return*		(3.89%)	3.94%
Ratios to average net assets: A
Net investment income		4.07%	3.82%
Total expenses		2.00%	1.96%
Expenses before offsets		2.00%	1.96%
Net expenses		2.00%	1.95%
Portfolio turnover		982%	877%
Net assets, ending (in thousands)		$94,880	$206,805

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class C Shares	2011	2010	2009
Net asset value, beginning	$16.12	$15.38	$15.18
Income from investment operations:
Net investment income	.40	.42	.52
Net realized and unrealized gain (loss)	(.34)	.73	.25
Total from investment operations	.06	1.15	.77
Distributions from:
Net investment income	(.41)	(.41)	(.52)
Net realized gain	—	—	(.05)
Total distributions	(.41)	(.41)	(.57)
Total increase (decrease) in net asset value	(.35)	.74	.20
Net asset value, ending	$15.77	$16.12	$15.38

Total return*	0.35%	7.56%	5.48%
Ratios to average net assets: A
Net investment income	2.50%	2.62%	3.74%
Total expenses	1.94%	1.93%	1.93%
Expenses before offsets	1.94%	1.93%	1.93%
Net expenses	1.94%	1.93%	1.93%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$213,870	$303,615	$372,838

		Years ended
		September 30,	September 30,
Class C Shares		2008 (z)	2007 (z)
Net asset value, beginning		$16.71	$16.70
Income from investment operations:
Net investment income		.68	.65
Net realized and unrealized gain (loss)		(1.25)	.02
Total from investment operations		.57	.67
Distributions from:
Net investment income		(.68)	(.66)
Net realized gain		(.28)	—
Total distributions		(.96)	(.66)
Total increase (decrease) in net asset value		(1.53)	.01
Net asset value, ending		$15.18	$16.71

Total return*		(3.69%)	4.09%
Ratios to average net assets: A
Net investment income		4.16%	3.93%
Total expenses		1.85%	1.87%
Expenses before offsets		1.85%	1.87%
Net expenses		1.85%	1.86%
Portfolio turnover		982%	877%
Net assets, ending (in thousands)		$478,073	$504,417

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	Septmeber 30,
Class I Shares	2011	2010	2009
Net asset value, beginning	$16.14	$15.40	$15.20
Income from investment operations:
Net investment income	.63	.63	.72
Net realized and unrealized gain (loss)	(.34)	.73	.24
Total from investment operations	.29	1.36	.96
Distributions from:
Net investment income	(.64)	(.62)	(.71)
Net realized gain	—	—	(.05)
Total distributions	(.64)	(.62)	(.76)
Total increase (decrease) in net asset value	(.35)	.74	.20
Net asset value, ending	$15.79	$16.14	$15.40

Total return*	1.78%	9.05%	6.94%
Ratios to average net assets: A
Net investment income	3.90%	4.01%	5.14%
Total expenses	.56%	.55%	.55%
Expenses before offsets	.56%	.55%	.55%
Net expenses	.56%	.55%	.55%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$157,548	$261,542	$307,978

		Years ended
		September 30,	September 30,
Class I Shares		2008 (z)	2007 (z)
Net asset value, beginning		$16.72	$16.70
Income from investment operations:
Net investment income		.89	.87
Net realized and unrealized gain (loss)		(1.24)	.01
Total from investment operations		(.35)	.88
Distributions from:
Net investment income		(.89)	(.86)
Net realized gain		(.28)	—
Total distributions		(1.17)	(.86)
Total increase (decrease) in net asset value		(1.52)	.02
Net asset value, ending		$15.20	$16.72

Total return*		(2.36%)	5.40%
Ratios to average net assets: A
Net investment income		5.47%	5.24%
Total expenses		.53%	.55%
Expenses before offsets		.53%	.55%
Net expenses		.53%	.54%
Portfolio turnover		982%	877%
Net assets, ending (in thousands)		$355,103	$312,520

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class R Shares	2011	2010	2009
Net asset value, beginning	$16.22	$15.48	$15.25
Income from investment operations:
Net investment income	.48	.49	.58
Net realized and unrealized gain (loss)	(.34)	.73	.27
Total from investment operations	.14	1.22	.85
Distributions from:
Net investment income	(.48)	(.48)	(.57)
Net realized gain	—	—	(.05)
Total distributions	(.48)	(.48)	(.62)
Total increase (decrease) in net asset value	(.34)	.74	.23
Net asset value, ending	$15.88	$16.22	$15.48

Total return*	0.88%	8.01%	6.05%
Ratios to average net assets: A
Net investment income	2.98%	3.11%	4.06%
Total expenses	1.54%	1.45%	1.51%
Expenses before offsets	1.47%	1.45%	1.48%
Net expenses	1.47%	1.45%	1.47%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$9,340	$12,306	$11,571

		Periods ended
		September 30,	September 30,
Class R Shares		2008 (z)	2007	#(z)
Net asset value, beginning		$16.75	$16.78
Income from investment operations:
Net investment income		.71	.51
Net realized and unrealized gain (loss)		(1.23)	.09
Total from investment operations		(.52)	.60
Distributions from:
Net investment income		(.70)	(.63)
Net realized gain		(.28)	—
Total distributions		(.98)	(.63)
Total increase (decrease) in net asset value		(1.50)	(.03)
Net asset value, ending		$15.25	$16.75

Total return*		(3.33%)	3.66%
Ratios to average net assets: A
Net investment income		4.44%	4.41	% (a)
Total expenses		1.78%	10.44	% (a)
Expenses before offsets		1.47%	1.48	% (a)
Net expenses		1.47%	1.47	% (a)
Portfolio turnover		982%	814%
Net assets, ending (in thousands)		$6,179	$1,304

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,
Class Y Shares	2011	2010
Net asset value, beginning	$16.29	$15.53
Income from investment operations:
Net investment income	.58	.56
Net realized and unrealized gain (loss)	(.34)	.76
Total from investment operations	.24	1.32
Distributions from:
Net investment income	(.58)	(.56)
Net realized gain	—	—
Total distributions	(.58)	(.56)
Total increase (decrease) in net asset value	(.34)	.76
Net asset value, ending	$15.95	$16.29

Total return*	1.48%	8.65%
Ratios to average net assets: A
Net investment income	3.53%	3.76%
Total expenses	.87%	.83%
Expenses before offsets	.87%	.83%
Net expenses	.87%	.83%
Portfolio turnover	223%	259%
Net assets, ending (in thousands)	$111,661	$104,674

	Periods ended
	Septmeber 30,	September 30,
Class Y Shares	2009	2008	## (z)
Net asset value, beginning	$15.29	$16.38
Income from investment operations:
Net investment income	.67	.31
Net realized and unrealized gain (loss)	.27	(1.02)
Total from investment operations	.94	(.71)
Distributions from:
Net investment income	(.65)	(.38)
Net realized gain	(.05)	—
Total distributions	(.70)	(.38)
Total increase (decrease) in net asset value	.24	(1.09)
Net asset value, ending	$15.53	$15.29

Total return*	6.73%	(4.41%)
Ratios to average net assets: A
Net investment income	4.71%	4.48	% (a)
Total expenses	.84%	2.34	% (a)
Expenses before offsets	.84%	.90	% (a)
Net expenses	.83%	.90	% (a)
Portfolio turnover	793%	529%
Net assets, ending (in thousands)	$19,351	$10,481

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From October 31, 2006, inception.
##	From February 29, 2008, inception.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 47

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 48

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TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams  AGE: 60

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	11	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The ICE Organization • Impact Assets
OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1979	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
INCOME	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE
OFCONTENTS

4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Public Accounting Firm
14	Schedule of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
32	Notes to Financial Statements
41	Financial Highlights
46	Explanation of Financial Tables
48	Proxy Voting and Availability of Quarterly Portfolio Holdings
50	Trustee and Officer Information Table

Dear Shareholder:

After a relatively strong finish to 2010 and start of the new year, the U.S. economy lost its footing in summer 2011. Hope for a second-half rebound gave way to concerns that we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

Corporate bonds performed well for the first nine months of the reporting period but experienced a sharp sell-off in the final months amid significant volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries in spite of the downgrade and very low yields. Following the downgrade, the Federal Reserve stated that it plans to keep short-term interest rates at very low levels through at least the middle of 2013.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences from then. Despite recent events, markets are still generally ahead of where they were, as the Barclays Capital U.S. Credit Index gained an annualized 11.74% for the three-year period ended September 30, 2011.

Three years ago, we told you that soaring demand for Treasury securities had driven three-month Treasury bill yields to 0.92% as of September 30, 2008, which was then the lowest level since World War II. The flight to quality among the economic uncertainty has continued to drive demand for Treasuries at times since then, and the three-month Treasury bill yield stood even lower, at 0.02%, on September 30, 2011.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes rose four points to 18 for October 2011, which some analysts interpret as a sign that pockets of housing recovery are starting to emerge across the country. In addition, this index reading is four points higher than its level in October 2008.2 Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and industries heavily tied to oil. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it had fallen 12% by June from its

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 4

record high in September 2007.3

The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Key Management Changes for Taxable Bond Funds

Matthew Duch and Michael Abramo are moving up to lead the management of our existing taxable bond funds. Both have been on Calvert’s taxable bond portfolio management team for more than five years. They are committed to maintaining Calvert’s longstanding team approach and investment strategies, and we’re confident they’ll continue to serve investors well.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of financial markets.

In times like these, it’s best to stay the course, maintaining an appropriate and well-diversified mix of U.S. and international stocks, bonds, and cash for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.
October 2011

1 Bureau of Labor Statistics

2 National Association of Home Builders/Wells Fargo Housing Market Index (HMI)

3 Center for American Progress, Economic Snapshot for September 2011

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 5

	CALVERT SHORT
	DURATION INCOME
	FUND
	September 30, 2011
	Investment Performance†
	(total return at NAV*)
		6 months	12 months
		ended	ended
		9/30/11	9/30/11
	Class A	-1.46%	-0.46%
	Class C	-1.83%	-1.25%
	Class I	-1.22%	0.05%
	Class Y	-1.29%	-0.20%
	Barclays Capital 1-5
	Year U.S. Credit
	Index	1.71%	1.98%
	Lipper Short Investment
	Grade Debt Funds
	Average	0.31%	0.79%

Performance	SEC YIELDS
For the 12-month period ended September 30, 2011, Calvert Short Duration Income Fund’s Class A Shares (at NAV) returned -0.46% compared to 1.98%*† for its bench- mark, the Barclays Capital 1-5 Year U.S.		30 days ended
		9/30/11	9/30/10
	Class A	2.43%	1.82%
	Class C	1.77%	1.15%
	Class I	3.10%	2.44%
	Class Y	2.71%	2.14%

Credit Index. The Fund’s relatively short duration was a major reason for its under-performance during the reporting period, although its yield curve strategy also detracted from performance. The Fund had less exposure to corporate bonds than its benchmark, which helped performance as Treasuries outperformed both investment-grade and high-yield corporate bonds of comparable maturities during the reporting period. Performance also was helped when we correctly anticipated that the difference between yields on short- and long-term Treasuries would compress.

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.
† Performance shown in this annual report to shareholders is calculated based on the net asset value of the Fund at year-end which was adjusted subsequent to year-end due to adjustments made to the prices of certain portfolio holdings of the Fund held as of September 30, 2011 and during the fiscal period then ended. See Note E to Notes to Financial Statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 6

Investment Climate		% of Total
The 12-month period that ended
September 30, 2011 was marked by unex-
pected turns and financial market volatil-
ity. U.S. economic growth slowed to an
estimated 1.5% annual rate during the
reporting period,[1] while the inflation rate
rose. The core consumer price index (CPI)
annual rate was 2.0% by August 2011.[2]
After completing its second round of quan-
titative easing (known as QE2), the Federal
Reserve (Fed) was expected to move to the
sidelines. However, it proceeded to intro-
duce two additional easing measures. In
August, shortly after QE2 ended, the Fed
announced that it would extend the prom-
ise of near-zero short-term interest rates per-
haps until mid-2013. Then, in September,
the Fed introduced “operation twist,” a	Economic Sectors	Investments
	Asset Backed Securities	7.2%
	Basic Materials	2.2%
	Communications	3.6%
	Consumer, Cyclical	5.3%
	Consumer, Non-cyclical	2.5%
	Diversified	0.5%
	Energy	4.9%
	Financials	39.0%
	Government	13.0%
	Industrials	3.8%
	Insurance	0.1%
	Mortgage Securities	13.5%
	Technology	1.0%
	Time Deposit	1.9%
	Utilities	1.5%
	Total	100%

program to sell $400 billion of shorter-maturity Treasuries and buy longer-maturity Treasuries with the proceeds.

After a period of calm, the euro-area debt crisis surged to the forefront of investors’ concerns once again in mid-2011. Widespread unease about the effects of sovereign debt on European banks flowed over into non-European markets. This made for a rough trading summer, as stocks and bonds with credit risk fell. The U.S. Congress’s mid-year flirt with voluntary default on U.S. government debt heightened investors’ anxiety. Policy tightening by central banks in emerging countries, where stronger growth has pushed inflation higher, also contributed to concerns about global growth.

In this uncertain environment, major U.S. bond market sector indices delivered positive returns for the reporting period.3 Interest rates generally moved lower over the 12-month period. The three-month Treasury bill yield fell to 0.02% from 0.16%. The benchmark 10-year Treasury note yield declined 0.61 percentage points to finish the reporting period at 1.92%. The average yield for Moody’s Baa-rated corporate bonds was 5.22% at the end of September 2011, down 0.36 percentage points. Finally, the average rate on a 30-year conventional mortgage fell 0.31 percentage points to 4.01%.4

Portfolio Strategy

The Fund’s relatively short duration was a major reason for its underperformance during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest-rate movements. On September 30, 2010, the Fund’s duration was 1.15 years while its benchmark’s duration was 2.79 years. Following the Fed’s announcement that it would keep short-term rates low at least through mid-2013, we extended the Fund’s duration. At the end of the reporting period, the Fund’s duration was 1.89 years.

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 7

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 2.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.14%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 8

Corporate bonds performed well during the first nine months of the period and then sold off dramatically during the last three months as concerns about the European financial crisis deepened and investors shied away from riskier assets. The Fund had less exposure to corporate bonds than its benchmark index. On September 30, 2010, 68% of the portfolio was invested in corporate bonds, compared to 74% of the passive benchmark. This helped performance as both investment-grade and high-yield corporate bond returns lagged those of Treasuries with comparable maturities over the full reporting period.

The Fund had out-of-index exposure to bonds with maturities of five years or longer, which helped its relative performance during the reporting period. The Fund’s passive benchmark is limited to holding bonds with maturities of five years or less. On September 30, 2010, 13% of the Fund was invested in bonds with longer maturities than those of the benchmark. During the reporting period, the yield spread between two- and 10-year Treasuries narrowed from 209 basis points to 167 basis points. Interest rates on longer-term bonds fell disproportionately more than rates on shorter-term bonds, which helped the Fund’s performance. The Fund uses Treasury futures to hedge its interest rate position.

Outlook

We expect the rest of 2011 to unfold with financial markets fitfully trying to understand and adjust to the ongoing debt struggles of the major western nations and Japan. Policymakers’ decisions will continue to have great potential to move global financial markets. Government footprints in credit markets will remain large. The U.S. gross domestic product growth rate is likely to remain modest and choppy as the country

CALVERT SHORT DURATION INCOME FUND
September 30, 2011
Average Annual Total Returns†

Class A Shares	(with max. load)
One year	-3.19%
Five year	3.63%
Since inception (1/31/2002)	5.03%

Class C Shares	(with max. load)
One year	-2.24%
Five year	3.40%
Since inception (10/1/2002)	3.85%

Class I Shares*
One year	0.05%
Five year	4.66%
Since inception (2/26/2002)	5.51%

Class Y Shares**
One year	-0.20%
Five year	4.39%
Since inception (1/31/2002)	5.42%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

(See † footnote on page 6)

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 9

continues to recover from the severe financial crisis of 2007 through 2009. History suggests that recovery from a severe financial crisis that was rooted in excessive debt will take several more years at least. It also indicates that rates of economic growth and consumer price inflation will tend to run below pre-crisis averages. This does not, however, preclude stretches of stronger growth, something markets have heavily discounted.

Within this bigger picture, we expect the issues that have driven markets in 2011 to remain intact. First, the potential for very slow U.S. economic growth remains high, and there is a higher risk of recession amid tightening U.S. fiscal policy and little additional capacity for strong monetary stimulus. Second, it is likely that we will experience ongoing financial market volatility stemming from the euro-area debt crisis. Finally, tighter monetary policies in emerging countries may constrain global growth. As investors’ perceptions of these factors change, markets will react, at times sharply. We expect to experience generally heightened levels of financial market volatility. There is potential for acute bouts of great volatility, but keep in mind that attractive investment opportunities can emerge from great market tumult.

October 2011

1 Calculated based on data from the Commerce Department and the Wall Street Journal Survey of Economic Forecasters.

2 Bureau of Labor Statistics

3 Barclays Capital

4 Source for all interest rates: Federal Reserve H.15 report

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$985.40	$5.38
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$981.70	$8.88
Hypothetical	$1,000.00	$1,016.11	$9.03
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$987.80	$2.41
Hypothetical	$1,000.00	$1,022.64	$2.46
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$987.10	$3.91
Hypothetical	$1,000.00	$1,021.13	$3.98
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.79%, 0.48%, and 0.79% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Short Duration Income Fund: We have audited the accompanying statement of assets and liabilities of the Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011

	PRINCIPAL
ASSET-BACKED SECURITIES - 7.2%	AMOUNT	VALUE
ACLC Business Loan Receivables Trust:
0.879%, 10/15/21 (e)(r)	$11,950	$11,886
8.03%, 10/15/21 (e)	30,938	30,852
AmeriCredit Automobile Receivables Trust:
3.04%, 10/15/13	2,919,628	2,944,500
0.272%, 12/6/13 (r)	3,976,120	3,967,293
5.53%, 1/6/14	2,131,700	2,133,356
1.18%, 2/6/14	1,336,481	1,337,975
5.55%, 4/7/14	5,193,681	5,288,872
5.222%, 1/6/15 (r)	1,484,027	1,529,623
Americredit Prime Automobile Receivable, 5.62%, 9/8/14	5,755,000	5,782,330
Bear Stearns Asset Backed Securities Trust:
0.455%, 12/25/35 (r)	6,274,928	6,067,774
0.355%, 4/25/37 (r)	1,491,852	1,417,505
Capital Auto Receivables Asset Trust:
5.15%, 9/17/12	2,515,482	2,537,102
5.76%, 2/18/14 (e)	8,000,000	8,133,586
Capital One Auto Finance Trust, 5.23%, 7/15/14	9,038,060	9,139,747
Captec Franchise Trust, 8.155%, 6/15/13 (e)	651,145	666,135
CPS Auto Trust:
6.48%, 7/15/13 (e)	12,160,534	12,431,903
5.60%, 1/15/14 (e)	2,793,621	2,824,236
DT Auto Owner Trust:
0.99%, 12/17/12 (e)	7,539,597	7,539,854
0.99%, 5/15/13 (e)	5,278,201	5,277,564
0.96%, 1/15/14 (e)	11,458,787	11,449,349
Enterprise Mortgage Acceptance Co. LLC, 8.21%, 1/15/27 (e)(r)	5,522,435	3,203,012
Fifth Third Auto Trust, 4.81%, 1/15/13	4,047,528	4,068,139
FMAC Loan Receivables Trust:
1.35%, 11/15/18 (e)(r)(u)	804,456	3,017
Zero Coupon, 4/15/19 (e)(r)	8,483,081	265,096
Ford Credit Auto Owner Trust, 7.05%, 12/15/13 (e)	7,350,000	7,435,320
Franklin Auto Trust, 7.16%, 5/20/16 (e)	8,950,000	9,318,369
Harley-Davidson Motorcycle Trust, 3.19%, 11/15/13	1,416,979	1,424,155
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	1,981,159	1,994,503
Navistar Financial Corp Owner Trust:
1.47%, 10/18/12 (e)	11,288,389	11,298,397
0.81%, 1/18/13 (e)	4,070,652	4,069,932
Santander Consumer Acquired Receivables Trust, 0.91%, 11/15/13 (e)	5,557,526	5,558,184
Santander Drive Auto Receivables Trust:
1.36%, 3/15/13	4,871,718	4,877,826
1.37%, 8/15/13 (e)	35,659,871	35,724,112
Triad Auto Receivables Owner Trust, 0.285%, 2/12/14 (r)	3,603,179	3,585,401

Total Asset-Backed Securities (Cost $183,942,456)		183,336,905

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COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OGLIGATIONS (PRIVATELY ORIGINATED) - 1.4%	AMOUNT	VALUE
Banc of America Mortgage Securities, Inc., 6.25%, 10/25/36	$1,633,486	$227,218
Chase Mortgage Finance Corp.:
2.753%, 2/25/37 (r)	978,468	877,464
2.766%, 2/25/37 (r)	461,980	422,312
2.821%, 2/25/37 (r)	3,088,275	2,591,563
CS First Boston Mortgage Securities Corp.:
2.725%, 12/25/33 (r)	2,283,020	593,106
5.25%, 12/25/35	1,617,723	1,590,485
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	2,618,125	2,669,511
Impac CMB Trust:
0.875%, 9/25/34 (r)	65,260	46,321
0.975%, 11/25/34 (r)	43,453	34,991
0.755%, 4/25/35 (r)	608,426	445,357
0.855%, 4/25/35 (r)	208,365	114,120
0.775%, 5/25/35 (r)	1,844,860	1,300,585
0.555%, 8/25/35 (r)	437,927	301,267
JP Morgan Mortgage Trust:
2.863%, 7/25/35 (r)	342,330	291,754
4.991%, 7/25/35 (r)	2,355,609	2,311,190
Merrill Lynch Mortgage Investors, Inc.:
2.621%, 2/25/35 (r)	1,222,634	1,126,692
2.762%, 12/25/35 (r)	2,221,404	2,170,438
Residential Accredit Loans, Inc., 0.234%, 5/25/19 (r)	40,753,136	223,282
Structured Asset Mortgage Investments, Inc., 0.415%, 7/25/46 (r)	956,638	534,941
WaMu Mortgage Pass Through Certificates:
2.501%, 10/25/35 (r)	18,000,000	14,692,068
2.576%, 1/25/36 (r)	873,661	807,458
1.642%, 4/25/44 (r)	10,266	7,905
Wells Fargo Mortgage Backed Securities Trust:
5.039%, 9/25/35 (r)	3,918,491	3,516,888
0.193%, 10/25/36	36,818,291	132,988

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $38,459,573)		37,029,904

COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.4%
Asset Securitization Corp.:
6.921%, 2/14/43 (r)	11,188,234	11,681,216
6.941%, 2/14/43 (r)	400,000	417,752
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
6.186%, 6/11/35	19,473,810	19,523,313
5.73%, 6/10/39 (r)	1,934,146	2,082,368
4.576%, 7/10/42	1,342,917	1,357,253
4.783%, 7/10/43 (r)	35,917,737	36,276,519
5.118%, 7/11/43	2,388,137	2,405,852
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	8,022,000	8,449,926
Commercial Mortgage Pass Through Certificates, 5.234%, 7/10/37 (r)	4,263,578	4,372,035

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COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE
Credit Suisse First Boston Mortgage Securities Corp.:
5.603%, 7/15/35	$6,954,868	$7,063,906
4.94%, 12/15/35	4,875,000	5,002,827
6.387%, 8/15/36	348,282	347,865
6.133%, 4/15/37	1,515,864	1,528,975
3.936%, 5/15/38	13,220,000	13,565,068
First Union National Bank Commercial Mortgage, 6.141%, 2/12/34	10,627,361	10,677,830
GE Capital Commercial Mortgage Corp.:
4.996%, 12/10/37	11,247,072	11,495,880
6.024%, 12/10/37 (e)(r)	3,000,000	3,056,070
4.692%, 11/10/38 (r)	2,000,000	2,008,648
GMAC Commercial Mortgage Securities, Inc.:
6.70%, 4/15/34	908,392	907,047
5.713%, 10/15/38	21,998,040	22,259,838
6.278%, 11/15/39	799,320	798,023
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	35,933,759	36,126,112
6.465%, 11/15/35	876,980	875,990
7.11%, 11/15/35 (e)(r)	2,500,000	2,513,392
5.299%, 6/12/41 (r)	1,750,628	1,770,671
LB-UBS Commercial Mortgage Trust, 4.51%, 12/15/29	1,563,740	1,563,845
Morgan Stanley Capital I, 5.007%, 1/14/42	2,081,779	2,091,124
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	7,480,000	7,452,713
5.98%, 1/15/39	11,931,222	12,084,085
Salomon Brothers Mortgage Securities VII, Inc., 4.467%, 3/18/36	4,614,451	4,637,607
Wachovia Bank Commercial Mortgage Trust:
6.287%, 4/15/34	2,819,816	2,848,858
4.566%, 4/15/35	26,610,589	27,430,434

Total Commercial Mortgage-Backed Securities
(Cost $270,194,135)		264,673,042

CORPORATE BONDS - 63.6%
Achmea Hypotheekbank NV:
0.607%, 11/3/14 (e)(r)	4,665,000	4,651,614
3.20%, 11/3/14 (e)	7,000,000	7,400,989
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,000,000	3,286,227
Alcoa, Inc.:
6.00%, 1/15/12	1,936,000	1,959,767
5.55%, 2/1/17	5,000,000	5,184,792
6.15%, 8/15/20	6,800,000	6,878,356
5.40%, 4/15/21	1,500,000	1,427,096
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	385,345	-
15.36%, 12/1/10 (b)(r)(x)*	259,801	-
Ally Financial, Inc.:
6.00%, 12/15/11	16,508,000	16,487,365
1.75%, 10/30/12	3,970,000	4,032,196
0.35%, 12/19/12 (r)	3,360,000	3,361,884
4.50%, 2/11/14	875,000	796,250

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
America Movil SAB de CV, 2.375%, 9/8/16	$2,250,000	$2,182,398
American Airlines Pass Through Trust:
7.858%, 10/1/11 (b)	969,000	969,872
7.858%, 4/1/13	37,692,000	37,673,154
American Express Bank FSB:
0.369%, 5/29/12 (r)	6,000,000	5,969,710
0.375%, 6/12/12 (r)	18,515,000	18,424,967
American Express Centurion Bank, 0.375%, 6/12/12 (r)	2,022,000	2,012,028
American International Group, Inc., 4.25%, 9/15/14	4,000,000	3,900,313
American Tower Corp., 4.50%, 1/15/18	2,420,000	2,399,696
Anadarko Petroleum Corp.:
5.75%, 6/15/14	10,000	10,879
6.375%, 9/15/17	21,700,000	24,275,244
Anheuser-Busch InBev Worldwide, Inc., 1.088%, 3/26/13 (r)	9,201,000	9,261,822
ANZ National International Ltd., 1.351%, 12/20/13 (e)(r)	13,000,000	13,028,036
APL Ltd., 8.00%, 1/15/24 (b)	3,915,000	2,505,600
ArcelorMittal:
3.75%, 3/1/16	1,000,000	934,701
5.50%, 3/1/21	13,800,000	12,346,865
Asciano Finance Ltd., 5.00%, 4/7/18 (e)	5,940,000	6,138,199
AT&T, Inc., 2.95%, 5/15/16	6,000,000	6,187,071
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	-
Australia & New Zealand Banking Group Ltd., 0.552%,
10/21/11 (e)(r)	4,450,000	4,449,362
Bank of America Corp.:
0.553%, 4/30/12 (r)	18,470,000	18,517,468
1.796%, 7/11/14 (r)	6,440,000	5,734,768
4.50%, 4/1/15	2,000,000	1,898,113
3.75%, 7/12/16	2,200,000	1,998,492
Bank of America NA, 0.627%, 6/15/16 (r)	9,646,000	7,479,559
BE Aerospace, Inc., 6.875%, 10/1/20	940,000	984,650
Berkshire Hathaway Finance Corp., 0.371%, 1/13/12 (r)	1,250,000	1,250,051
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	8,869,000	8,957,690
Braskem Finance Ltd., 5.75%, 4/15/21 (e)	1,000,000	909,361
Burger King Corp., 9.875%, 10/15/18	1,500,000	1,548,750
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to
12/29/49 (e)(r)	10,660,000	5,330,000
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (e)	4,940,000	5,185,331
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	8,835,000	8,956,546
7.875%, 10/15/19 (e)	19,550,000	19,775,417
Capital One Capital VI, 8.875%, 5/15/40	2,587,000	2,580,533
Capital One Financial Corp.:
4.80%, 2/21/12	5,350,000	5,410,724
1.40%, 7/15/14 (r)	5,000,000	4,938,312
3.15%, 7/15/16	8,000,000	7,887,827
6.15%, 9/1/16	3,800,000	3,987,105
Caterpillar Financial Services Corp., 0.599%, 12/16/11 (r)	10,000,000	10,006,470
Cemex SAB de CV, 5.369%, 9/30/15 (e)(r)	24,300,000	15,795,234

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Charter One Bank, 6.375%, 5/15/12	$7,640,000	$7,641,166
Citigroup Funding, Inc., 0.296%, 7/12/12 (r)	8,500,000	8,493,854
Citigroup, Inc.:
2.125%, 4/30/12	30,000,000	30,319,724
2.286%, 8/13/13 (r)	11,000,000	10,876,416
0.458%, 3/7/14 (r)	13,750,000	12,836,680
4.75%, 5/19/15	4,000,000	4,092,707
4.587%, 12/15/15	4,000,000	4,088,970
CNOOC Finance 2011 Ltd., 4.25%, 1/26/21 (e)	4,750,000	4,738,600
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	6,000,000	6,038,644
Coca-Cola Co., 1.80%, 9/1/16 (e)	930,000	934,162
Columbia University, 6.83%, 12/15/20	306,452	354,709
Continental Airlines, Inc.:
8.75%, 12/1/11	500,000	503,750
6.563%, 8/15/13	1,148,000	1,136,520
Crown Castle Towers LLC:
4.523%, 1/15/35 (e)	4,250,000	4,467,812
3.214%, 8/15/35 (e)	3,000,000	3,052,500
5.495%, 1/15/37 (e)	4,000,000	4,420,000
4.174%, 8/15/37 (e)	3,000,000	3,105,000
4.883%, 8/15/40 (e)	2,960,000	3,078,400
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	5,435,921	5,786,538
5.298%, 1/11/27 (e)	988,367	1,062,590
6.036%, 12/10/28	12,574,416	13,661,218
6.943%, 1/10/30	2,828,125	3,244,425
7.507%, 1/10/32 (e)	2,132,181	2,512,668
Daimler Finance North America LLC:
1.875%, 9/15/14 (e)	1,500,000	1,481,913
2.625%, 9/15/16 (e)	3,000,000	2,941,285
DDR Corp., 4.75%, 4/15/18	4,000,000	3,635,000
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,557,500
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	2,600,000	1,976,000
Discover Bank, 8.70%, 11/18/19	8,890,000	10,211,075
Discover Financial Services, 6.45%, 6/12/17	1,375,000	1,424,058
DISH DBS Corp., 6.375%, 10/1/11	2,450,000	2,450,000
DnB NOR Boligkreditt AS, 2.10%, 10/14/16 (e)	7,000,000	7,053,422
Dominion Resources, Inc., 2.669% to 9/30/11, floating rate
thereafter to 9/30/66 (r)	16,050,000	14,244,375
Earthlink, Inc., 8.875%, 5/15/19	1,250,000	1,096,875
EI du Pont de Nemours & Co., 0.06%, 12/27/39 (r)	1,600,000	1,585,802
Energizer Holdings, Inc., 4.70%, 5/19/21 (e)	3,700,000	3,954,151
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate
thereafter to 1/15/68 (r)	23,305,000	23,538,050
Equity One, Inc., 6.25%, 12/15/14	5,500,000	5,873,695
Express Scripts, Inc., 5.25%, 6/15/12	5,000,000	5,144,056
FBG Finance Ltd., 5.125%, 6/15/15 (e)	6,150,000	6,779,164
Fifth Third Bank, 0.402%, 5/17/13 (r)	12,515,000	12,255,542
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,637,107
Fleet Capital Trust V, 1.35%, 12/18/28 (r)	3,200,000	1,930,242
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/1/15 (e)	4,200,000	3,906,000
6.875%, 2/1/18 (e)	2,000,000	1,850,000

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Ford Motor Credit Co. LLC:
7.25%, 10/25/11	$2,578,000	$2,578,000
7.50%, 8/1/12	3,000,000	3,067,500
Forest Oil Corp., 8.00%, 12/15/11	10,000,000	10,012,500
Foster’s Finance Corp., 4.875%, 10/1/14 (e)	8,880,000	9,611,546
Four Fishers LLC VRDN, 0.44%, 4/1/24 (r)	3,770,000	3,770,000
FUEL Trust:
4.207%, 4/15/16 (e)	37,750,000	37,067,347
3.984%, 12/15/22 (e)	8,000,000	7,775,529
GameStop Corp., 8.00%, 10/1/12	2,845,000	2,845,000
General Electric Capital Corp.:
0.471%, 6/20/13 (r)	22,000,000	21,727,574
2.10%, 1/7/14	5,000,000	5,026,095
2.95%, 5/9/16	5,000,000	5,009,692
5.40%, 2/15/17	2,000,000	2,178,660
5.625%, 9/15/17	2,000,000	2,178,742
5.625%, 5/1/18	7,800,000	8,465,291
General Motors Corp. Escrow (b)*	14,816,000	111,120
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	10,440,000	2,636,100
3.046%, 4/20/10 (e)(r)(y)*	10,830,000	2,815,800
3.226%, 1/21/11 (e)(r)(y)*	1,000,000	240,000
6.33%, 7/28/11 (e)(y)*	180,000	46,800
Goldman Sachs Group, Inc.:
5.625%, 1/15/17	5,000,000	4,892,734
5.375%, 3/15/20	15,800,000	15,615,793
5.25%, 7/27/21	3,675,000	3,597,775
Great River Energy, 5.829%, 7/1/17 (e)	13,552,619	15,098,760
Greif, Inc., 6.75%, 2/1/17	300,000	303,750
HCA, Inc., 8.00%, 10/1/18	1,000,000	977,500
Health Care REIT, Inc., 3.625%, 3/15/16	1,000,000	978,704
Hewlett-Packard Co.:
1.90%, 9/19/14 (r)	8,000,000	8,011,213
5.40%, 3/1/17	3,700,000	4,092,444
HSBC Bank Brasil SA, 4.00%, 5/11/16 (e)	3,400,000	3,305,451
HSBC Bank plc, 1.05%, 1/17/14 (e)(r)	9,500,000	9,488,749
International Lease Finance Corp., 6.50%, 9/1/14 (e)	5,000,000	4,962,500
Irwin Land LLC:
4.51%, 12/15/15 (e)	975,000	976,814
5.03%, 12/15/25 (e)	900,000	961,065
Jefferies Group, Inc., 5.125%, 4/13/18	5,000,000	4,712,362
JPMorgan Chase & Co.:
4.75%, 3/1/15	3,000,000	3,168,258
3.15%, 7/5/16	8,000,000	7,911,184
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	14,231,000	14,229,148
KeyBank, 5.80%, 7/1/14	7,500,000	8,043,601
Kinder Morgan Energy Partners LP:
3.50%, 3/1/16	5,000,000	5,153,613
4.15%, 3/1/22	2,000,000	1,948,194
Leucadia National Corp., 8.125%, 9/15/15	12,200,000	12,864,550

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	$1,780,000	$1,797,035
5.733%, 12/1/17 (e)	2,000,000	2,102,760
Lockheed Martin Corp., 2.125%, 9/15/16	2,000,000	1,987,023
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	780
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12	8,850,000	8,971,687
Mandalay Resort Group, 6.375%, 12/15/11	4,249,000	4,259,623
Manufacturers & Traders Trust Co., 1.746%, 4/1/13 (r)	1,400,000	1,389,819
Marsh & McLennan Co.’s, Inc., 6.25%, 3/15/12	4,250,000	4,341,587
Masco Corp.:
5.875%, 7/15/12	2,690,000	2,737,075
4.80%, 6/15/15	10,500,000	10,159,759
5.85%, 3/15/17	3,010,000	2,848,302
Merrill Lynch & Co., Inc.:
6.05%, 8/15/12	2,500,000	2,508,818
5.70%, 5/2/17	5,000,000	4,460,618
6.40%, 8/28/17	5,000,000	4,769,933
1.107%, 9/15/26 (r)	7,200,000	4,531,762
Metropolitan Life Global Funding I, 0.746%, 4/10/12 (e)(r)	2,500,000	2,499,955
Morgan Stanley:
0.496%, 1/9/12 (r)	3,168,000	3,160,801
1.233%, 4/29/13 (r)	3,000,000	2,838,779
6.25%, 8/28/17	22,200,000	21,872,166
5.50%, 1/26/20	3,500,000	3,214,558
5.50%, 7/24/20	9,300,000	8,422,451
Nationwide Building Society, 0.472%, 5/17/12 (e)(r)	5,400,000	5,398,965
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	8,890,000	11,088,655
6.59%, 7/7/38	1,300,000	1,546,582
NBCUniversal Media LLC, 2.875%, 4/1/16	5,000,000	5,080,365
Nordea Bank AB, 4.875%, 5/13/21 (e)	4,700,000	4,021,688
North Fork Bancorporation, Inc., 5.875%, 8/15/12	6,375,000	6,479,457
Nova Chemicals Corp., 6.50%, 1/15/12	4,800,000	4,800,000
NRG Energy, Inc., 7.625%, 1/15/18 (e)	5,000,000	4,637,500
Offshore Group Investments Ltd., 11.50%, 8/1/15	500,000	522,434
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18 (e)	2,500,000	2,248,346
Ohana Military Communities LLC:
5.462%, 10/1/26 (e)	21,750,000	23,834,955
5.88%, 10/1/51 (e)	3,845,000	3,946,227
OPTI Canada, Inc.:
9.00%, 12/15/12 (e)	1,000,000	1,017,500
9.75%, 8/15/13 (e)	7,935,000	8,073,862
O’Reilly Automotive, Inc., 4.625%, 9/15/21	5,000,000	4,998,239
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,400,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	3,000,000	2,535,000
Pacific Pilot Funding Ltd., 1.001%, 10/20/16 (e)(r)	413,249	383,151
Pioneer Natural Resources Co., 5.875%, 7/15/16	25,950,000	27,312,375
PNC Funding Corp.:
2.70%, 9/19/16	2,000,000	1,994,991
5.625%, 2/1/17	2,700,000	2,933,328
Procter & Gamble - ESOP, Zero Coupon, 11/15/39 (r)	1,000,000	991,179
Prudential Holdings LLC, 1.225%, 12/18/17 (e)(r)	7,940,000	7,549,086

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 20

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Rio Tinto Finance USA Ltd., 2.25%, 9/20/16	$5,000,000	$4,987,332
Royal Bank of Canada, 3.125%, 4/14/15 (e)	7,100,000	7,531,322
Ryder System, Inc.:
3.15%, 3/2/15	4,000,000	4,075,932
3.60%, 3/1/16	5,000,000	5,210,113
SABMiller plc, 6.50%, 7/1/16 (e)	14,000,000	16,670,668
Sanofi, 1.20%, 9/30/14	2,000,000	1,999,872
SBA Tower Trust, 4.254%, 4/15/40 (e)	10,440,000	11,016,061
Schlumberger Investment SA, 1.95%, 9/14/16 (e)	2,000,000	1,990,240
Schlumberger Norge AS, 1.95%, 9/14/16 (e)	2,000,000	1,994,910
Seagate Technology HDD Holdings, 6.375%, 10/1/11	6,950,000	6,950,000
Senior Housing Properties Trust, 8.625%, 1/15/12	13,852,000	14,094,410
Simon Property Group LP, 5.25%, 12/1/16	2,000,000	2,163,283
Skyway Concession Co. LLC, 0.649%, 6/30/17 (b)(e)(r)	2,500,000	2,261,500
Southern Co., 0.652%, 10/21/11 (r)	3,000,000	3,000,000
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	11,150,000	10,676,125
Sprint Capital Corp., 8.375%, 3/15/12	3,500,000	3,543,750
SSIF Nevada LP, 0.949%, 4/14/14 (e)(r)	64,240,000	64,237,880
St. Jude Medical, Inc., 2.50%, 1/15/16	920,000	943,164
Stadshypotek AB, 0.919%, 9/30/13 (e)(r)	22,940,000	22,939,674
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 5/1/12	5,105,000	5,245,387
Steel Dynamics, Inc., 7.375%, 11/1/12	3,000,000	3,075,000
SunTrust Bank:
0.408%, 5/21/12 (r)	638,000	631,021
0.598%, 8/24/15 (r)	5,650,000	5,165,719
7.25%, 3/15/18	4,000,000	4,648,317
SunTrust Banks, Inc., 3.60%, 4/15/16	2,500,000	2,514,915
SunTrust Capital I, 0.96%, 5/15/27 (r)	1,000,000	795,643
Svenska Handelsbanken AB, 1.343%, 9/14/12 (e)(r)	11,800,000	11,799,264
Swedbank Hypotek AB, 2.125%, 8/31/16 (e)	7,940,000	7,963,522
Symantec Corp., 2.75%, 9/15/15	2,710,000	2,745,038
TCM Sub LLC, 3.55%, 1/15/15 (e)	3,000,000	3,178,698
TD Ameritrade Holding Corp., 2.95%, 12/1/12	1,000,000	1,020,542
Telefonica Emisiones SAU:
0.594%, 2/4/13 (r)	4,000,000	3,832,959
2.582%, 4/26/13	3,275,000	3,166,485
6.421%, 6/20/16	23,796,000	24,398,864
5.134%, 4/27/20	9,330,000	8,659,420
The Gap, Inc., 5.95%, 4/12/21	8,000,000	7,480,000
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	659
Time Warner Cable, Inc., 4.00%, 9/1/21	5,000,000	4,907,960
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	131,530,000	14,284,157
2/15/45 (b)(e)	145,823,723	22,617,260
Toronto-Dominion Bank:
0.432%, 7/26/13 (r)	13,000,000	12,970,670
0.549%, 7/14/14 (r)	2,000,000	2,000,456
2.20%, 7/29/15 (e)	7,000,000	7,200,613
Transocean, Inc., 1.50%, 12/15/37	1,500,000	1,495,293
Travelers Insurance Company Ltd., 0.499%, 12/8/11 (r)	1,500,000	1,498,163
Tupperware Brands Corp., 4.75%, 6/1/21 (e)	10,000,000	10,209,793

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
UDR, Inc., 5.00%, 1/15/12	$2,300,000	$2,320,280
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	43,479,000	44,136,606
Volkswagen International Finance NV:
0.696%, 10/1/12 (e)(r)	12,000,000	11,993,831
0.856%, 4/1/14 (e)(r)	12,100,000	12,073,014
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	42,037,000	34,470,340
Wal-Mart Stores, Inc. Pass Through Trust, 8.07%, 12/21/12	76,873	78,623
Wells Fargo & Co., 0.567%, 6/15/12 (r)	1,830,000	1,830,159
Western Express, Inc., 12.50%, 4/15/15 (e)	3,160,000	2,054,000
Westpac Banking Corp., 0.552%, 10/21/11 (e)(r)	7,250,000	7,249,766
Willis North America, Inc.:
5.625%, 7/15/15	14,261,000	15,321,624
6.20%, 3/28/17	2,442,000	2,665,855
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	22,984,100	21,108,138
Xerox Corp., 4.25%, 2/15/15	2,750,000	2,912,884
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,847,409

Total Corporate Bonds (Cost $1,647,141,225)		1,613,822,436

MUNICIPAL OBLIGATIONS - 8.0%
Alameda California Corridor Transportation Authority Revenue Bonds,
Zero Coupon, 10/1/11	11,000,000	10,998,350
Allegheny County Pennsylvania IDA Revenue VRDN,
0.16%, 6/1/38 (r)	1,575,000	1,575,000
Boynton Beach Florida Community Redevelopment Agency
Tax Allocation Bonds, 5.10%, 10/1/15	375,000	385,755
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	493,278
Butler Pennsylvania Redevelopment Authority Tax Allocation
Bonds, 5.25%, 12/1/13	505,000	512,449
Calhoun County Alabama Economic Development Council
Revenue VRDN, 0.32%, 4/1/21 (r)	2,600,000	2,600,000
California State HFA Revenue VRDN, 0.12%, 8/1/33 (r)	2,040,000	2,040,000
California State Industry Sales Tax Revenue Bonds, 5.00%, 1/1/12	2,900,000	2,916,443
California State Infrastructure & Economic Development Bank
Revenue VRDN, 0.21%, 4/1/42 (r)	10,915,000	10,915,000
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/13	3,190,000	2,977,706
0.21%, 10/15/34 (r)	5,000,000	5,000,000
Canyon Texas Regional Water Authority Revenue Bonds,
5.70%, 8/1/12	165,000	168,902
Collier County Florida MFH Finance Authority Revenue
VRDN, 0.17%, 7/15/34 (r)	700,000	700,000
Colorado State HFA Revenue VRDN:
Hamptons Apts. Project, 0.13%, 10/15/16 (r)	1,000,000	1,000,000
Woodstream Village Project, 0.20%, 2/1/31 (r)	900,000	900,000
Cook County Illinois School District GO Bonds:
No. 089 Maywood, Zero Coupon, 12/1/12	2,135,000	2,075,305
No. 095 Brookfield, 5.45%, 12/1/11	200,000	201,372
No. 170 Chicago Heights, Zero Coupon, 12/1/12	380,000	369,375

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 22

MUNICIPAL OBLIGATIONS - CONT’D	PRINCIPAL AMOUNT	VALUE
Corte Madera California COPs, 5.447%, 2/1/16	$965,000	$980,411
District of Columbia HFA MFH Revenue VRDN, 0.14%, 11/1/38 (r)	285,000	285,000
District of Columbia Revenue VRDN, 0.36%, 9/1/23 (r)	960,000	960,000
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	605,000	646,273
Franklin County Ohio Health Care Revenue VRDN, 0.14%,
11/1/34 (r)	1,500,000	1,500,000
Frisco Texas Economic Development Corp. Sales Tax Revenue
Bonds, 5.619%, 2/15/17	880,000	923,041
Hayward California MFH Revenue VRDN, 0.21%, 5/1/38 (r)	1,400,000	1,400,000
Hills City Iowa Health Facilities Revenue VRDN, 0.16%, 8/1/35 (r)	810,000	810,000
Hillsborough County Florida Port District Revenue Bonds,
Zero Coupon, 12/1/11	1,230,000	1,225,289
Illinois State MFH Development Authority Revenue Bonds,
5.662%, 7/1/17	1,490,000	1,566,169
Indiana Finance Authority Hospital Revenue VRDN,
0.17%, 3/1/33 (r)	16,900,000	16,900,000
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	490,000	512,251
Louisiana Public Facilities Authority Revenue VRDN, 0.15%,
8/1/23 (r)	2,470,000	2,470,000
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 0.19%, 7/1/34 (r)	1,500,000	1,500,000
Michigan State Hospital Finance Authority Revenue VRDN,
0.19%, 3/1/30 (r)	1,100,000	1,100,000
Midpeninsula California Regional Open Space District Financing
Authority Revenue Bonds, 5.15%, 9/1/12	200,000	204,692
Mississippi State Business Finance Corp. Revenue VRDN,
0.16%, 3/1/17 (r)	3,435,000	3,435,000
Mississippi State Home Corp. MFH Revenue VRDN, 0.21%,
8/15/40 (r)	3,000,000	3,000,000
Mobile Alabama Industrial Development Board Pollution Revenue
VRDN, 0.16%, 6/1/34 (r)	28,800,000	28,800,000
Montgomery County Pennsylvania Redevelopment Authority
MFH Revenue VRDN:
Forge Gate Apts. Project, 0.22%, 8/15/31 (r)	1,325,000	1,325,000
Kingswood Apts. Project, 0.22%, 8/15/31 (r)	310,000	310,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 0.15%, 6/1/34 (r)	5,192,500	5,192,500
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	820,000	808,012
Nevada State Housing Division Revenue VRDN, 0.15%, 4/15/39 (r)	4,900,000	4,900,000
New Britain Connecticut GO Revenue VRDN, 0.31%, 2/1/26 (r)	2,600,000	2,600,000
New Hampshire Business Finance Authority Revenue VRDN,
0.18%, 10/1/37 (r)	2,945,000	2,945,000
New Jersey State Health Care Facilities Financing Authority
Revenue VRDN, 0.17%, 7/1/33 (r)	3,500,000	3,500,000
New York City Housing Development Corp. MFH Rent Revenue
VRDN, 0.17%, 12/1/35 (r)	1,900,000	1,900,000
New York City Housing Development Corp. MFH Revenue VRDN:
0.18%, 11/15/37 (r)	2,200,000	2,200,000
0.14%, 1/1/40 (r)	2,300,000	2,300,000
New York State Dormitory Authority Revenue VRDN, 0.12%,
7/1/38 (r)	2,000,000	2,000,000

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 23

MUNICIPAL OBLIGATIONS - CONT’D	PRINCIPAL AMOUNT	VALUE
New York State HFA Revenue VRDN:
0.15%, 5/15/33 (r)	$6,700,000	$6,700,000
0.14%, 5/15/34 (r)	1,200,000	1,200,000
0.14%, 5/15/36 (r)	200,000	200,000
0.15%, 5/15/37 (r)	1,100,000	1,100,000
0.15%, 5/1/42 (r)	2,480,000	2,480,000
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,320,148
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,200,000	1,214,100
5.263%, 9/1/16	1,640,000	1,658,630
Oakland City California PO Revenue Bonds, Zero Coupon, 12/15/12.	1,680,000	1,628,743
Oregon State School Boards Association GO Bonds, Zero
Coupon, 6/30/12	2,000,000	1,991,180
Osprey Property Co., LLC VRDN, 0.22%, 6/1/27 (r)	1,800,000	1,800,000
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 5.59%, 9/1/17	895,000	916,775
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	435,000	445,675
Richfield Minnesota MFH Revenue VRDN, 0.18%, 3/1/34 (r)	300,000	300,000
Riverside California Public Financing Authority Tax Allocation
Bonds, 5.24%, 8/1/17	1,230,000	1,229,397
Roseville California Redevelopment Agency Tax Allocation
Bonds, 5.31%, 9/1/13	215,000	219,246
Rural Electric Co-op Grantor Trust Certificates VRDN, 0.40%,
12/18/17 (r)	1,320,000	1,320,464
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	885,000	904,824
San Francisco California City & County Redevelopment Agency
Revenue VRDN, 0.12%, 6/15/34 (r)	3,800,000	3,800,000
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	240,000	257,494
South Bend County Indiana Economic Development Income Tax
Revenue Bonds, 5.20%, 2/1/14	840,000	912,610
St. Louis Park Minnesota MFH Revenue VRDN, 0.18%, 8/1/34 (r)	400,000	400,000
St. Paul Minnesota Sales Tax Revenue Bonds, 5.30%, 11/1/12	925,000	962,102
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	205,000	211,648
Tarrant County Texas Industrial Development Corp. Revenue
VRDN, 0.28%, 9/1/27 (r)	3,510,000	3,510,000
Tift County Georgia IDA Revenue VRDN, 0.22%, 2/1/28 (r)	5,000,000	5,000,000
Tucson Arizona IDA Revenue VRDN, 0.16%, 1/15/32 (r)	1,000,000	1,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue
VRDN, 0.22%, 3/1/27 (r)	2,600,000	2,600,000
Wisconsin State Health & Educational Facilities Authority Revenue
VRDN, 0.12%, 4/1/35 (r)	12,205,000	12,205,000
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	340,370

Total Municipal Obligations (Cost $202,066,349 )		202,855,979

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 24

U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 2.8%	AMOUNT	VALUE
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	$35,445,000	$34,470,263
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	5,000,000	3,587,500
COP I LLC:
3.613%, 12/5/21	4,146,557	4,582,810
3.65%, 12/5/21	5,871,191	6,251,461
Fannie Mae, 0.375%, 12/28/12	1,250,000	1,250,617
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	6,895,175	7,320,331
Tunisia Government AID Bonds, Guaranteed by the United States
Agency of International Development, 9.375%, 8/1/16	375,000	425,137
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	7,910,000	5,062,400
Vessel Management Services, Inc., 5.85%, 5/1/27	8,141,000	9,647,492

Total U.S. Government Agencies and Instrumentalities (Cost $69,540,592)		72,598,011

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 1.6%
Fannie Mae, 3.50%, 12/1/41	39,000,000	39,944,533
Ginnie Mae:
5.50%, 1/16/32	1,347,396	54,406
5.50%, 5/20/32	1,089,786	37,017

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $40,660,897)		40,035,956

U.S. TREASURY - 2.2%
United States Treasury Bonds:
4.375%, 5/15/41	5,545,000	7,161,714
3.75%, 8/15/41	2,755,000	3,207,423
United States Treasury Notes:
0.125%, 8/31/13	5,695,000	5,679,873
0.25%, 9/15/14	6,950,000	6,915,250
1.00%, 8/31/16	6,680,000	6,694,612
2.125%, 8/15/21	25,319,000	25,762,082

Total U.S. Treasury (Cost $54,229,318)		55,420,954

FLOATING RATE LOANS(d) - 0.3%
Clear Channel Communications, Inc. Term Loan Tranche B, 3.889%,
1/28/16 (r)	9,640,253	6,845,785

Total Floating Rate Loans (Cost $9,019,499)		6,845,785

TIME DEPOSIT - 1.9%
State Street Time Deposit, 0.113%, 10/3/11	47,232,935	47,232,935

Total Time Deposit (Cost $47,232,935)		47,232,935

www.	calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 25

EQUITY SECURITIES - 0.3%	SHARES	VALUE
General Motors Co.:
Warrants (strike price $10.00/share, expire 7/10/16)*	53,880	$627,164
Warrants (strike price $18.33/share, expire 7/10/19)*	53,880	427,268
Woodbourne Capital:
Trust I, Preferred (b)(e)	2,125,000	1,402,500
Trust II, Preferred (b)(e)	2,125,000	1,402,500
Trust III, Preferred (b)(e)	3,125,000	2,062,500
Trust IV, Preferred (b)(e)	3,125,000	2,062,500

Total Equity Securities (Cost $8,440,160)		7,984,432

TOTAL INVESTMENTS (Cost $2,570,927,139) - 99.7%	2,531,836,339
Other assets and liabilities, net - 0.2%	7,110,527
NET ASSETS - 100%	$ 2,538,946,866

			UNDERLYING FACE	UNREALIZED
	# OF	EXPIRATION	AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	257	12/11	$33,434,094	($ 3,168)
30 Year U.S. Treasury Bonds	327	12/11	46,638,375	1,746,841
Total Purchased				$1,743,673

Sold:
2 Year U.S. Treasury Notes	1,187	12/11	$261,381,111	$ 347,119
5 Year U.S. Treasury Notes	4,561	12/11	558,651,234	(259,336)
Total Sold				$ 87,783

See notes to financial statements.

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(b)	This security was valued by the Board of Trustees. See Note A.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest rates which are periodically redetermined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obli- gated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.
(n)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS secu- rity is based on interest payments from Lumbermens. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(u)	This security is no longer accruing interest.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The govern- ment has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.
*	Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Note

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

ASSETS
Investments in securities, at value (Cost $2,570,927,139) -
see accompanying schedule		$2,531,836,339
Cash		3,359
Receivable for securities sold		114,007,435
Receivable for futures variation margin		244,805
Receivable for shares sold		3,669,615
Receivable from Calvert Investment Management, Inc.		10,161,859
Interest and dividends receivable		21,045,466
Other assets		4,508,069
Total assets		2,685,476,947

LIABILITIES
Payable for securities purchased		122,736,337
Payable to shareholders		10,161,859
Payable for shares redeemed		10,885,764
Payable to Calvert Investment Management, Inc.		1,198,622
Payable to Calvert Investment Administrative Services, Inc.		641,099
Payable to Calvert Investment Services, Inc.		58,734
Payable to Calvert Investment Distributors, Inc.		618,141
Accrued expenses and other liabilities		229,525
Total liabilities		146,530,081

NET ASSETS		$2,538,946,866

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 105,036,661 shares outstanding		$1,681,616,436
Class C: 19,463,331 shares outstanding		311,775,528
Class I: 5,290,881 shares outstanding		85,864,032
Class Y: 28,169,032 shares outstanding		464,885,118
Accumulated net realized gain (loss) on investments		32,065,096
Net unrealized appreciation (depreciation) on investments		(37,259,344)

NET ASSETS		$2,538,946,866

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $1,686,574,505)	$16.06
Class C	(based on net assets of $311,298,691)	$15.99
Class I	(based on net assets of $85,309,857)	$16.12
Class Y	(based on net assets of $455,763,813)	$16.18

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$102,172,086
Dividend income (net of foreign taxes withheld of $375)	289,851
Total investment of income	102,461,937

Expenses:
Investment advisory fee	10,416,674
Administrative fees	9,250,566
Transfer agency fees and expenses	6,198,878
Distribution Plan expenses:
Class A	4,625,254
Class C	3,289,451
Trustees’ fees and expenses	149,345
Custodian fees	312,815
Registration fees	107,311
Reports to shareholders	717,436
Professional fees	59,016
Accounting fees	357,174
Miscellaneous	103,931
Total expenses	35,587,852
Reimbursement from Advisor:
Class A	(1,243,603)
Fees paid indirectly	(9,414)
Net expenses	34,334,835

NET INVESTMENT INCOME	68,127,102

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	71,182,086
Futures	(24,857,483)
46,324,603

Change in unrealized appreciation (depreciation) on:
Investments	(122,128,828)
Futures	6,182,652
(115,946,176)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	(69,621,573)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,494,471

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$68,127,102	$69,937,815
Net realized gain (loss)	46,324,603	27,883,419
Change in unrealized appreciation (depreciation)	(115,946,176)	38,955,349

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,494,471	136,776,583

Distributions to shareholders from:
Net investment income:
Class A shares	(43,286,790)	(50,841,178)
Class C shares	(5,336,067)	(4,819,780)
Class I shares	(2,307,015)	(1,390,470)
Class Y shares	(27,082,249)	(9,600,945)
Net realized gain:
Class A shares	(14,395,127)	(25,667,341)
Class C shares	(2,459,898)	(3,427,548)
Class I shares	(501,603)	(608,217)
ClassY shares	(7,441,834)	(2,269,326)
Total distributions	(102,810,583)	(98,624,805)

Capital share transactions:
Shares sold:
Class A shares	582,423,753	1,750,468,710
Class C shares	77,607,005	172,515,257
Class I shares	46,389,911	48,004,269
Class Y shares	518,109,603	1,046,422,544
Reinvestment of distributions:
Class A shares	51,301,473	63,089,910
Class C shares	4,090,627	4,456,409
Class I shares	2,608,282	1,969,169
Class Y shares	7,474,894	6,580,437
Redemption fees:
Class A shares	58,384	117,240
Class C shares	4,400	4,978
Class I shares	—	231
Class Y shares	49,047	27,570
Shares redeemed:
Class A shares	(885,837,100)	(1,592,581,449)
Class C shares	(96,741,121)	(62,242,634)
Class I shares	(20,149,279)	(19,187,534)
ClassY shares	(1,106,198,375)	(150,869,284)
Total capital share transactions	(818,808,496)	1,268,775,823

TOTAL INCREASE (DECREASE) IN NET ASSETS	(923,113,550)	1,306,927,601

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - (CONT’D)
	Year ended	Year ended
	September 30,	September 30,
NET ASSETS	2011	2010
Beginning of year	$3,462,060,416	$2,155,132,815
End of year (including distributions in excess of net
investment income of $0
and $1,185,877, respectively)	$2,538,946,866	$3,462,060,416

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	35,292,929	106,435,139
Class C shares	4,719,563	10,539,144
Class I shares	2,796,484	2,901,160
Class Y shares	31,118,396	62,975,873
Reinvestment of distributions:
Class A shares	3,115,573	3,849,255
Class C shares	249,460	273,145
Class I shares	157,815	119,678
Class Y shares	450,531	398,467
Shares redeemed:
Class A shares	(53,697,921)	(96,697,876)
Class C shares	(5,886,425)	(3,797,564)
Class I shares	(1,215,929)	(1,165,179)
Class Y shares	(66,681,553)	(9,079,124)
Total capital share activity	(49,581,077)	76,752,118

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $54,292,268 or 2.1% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS
Investments In Securities	level 1	level 2	level 3	total
Equity securities	$1,054,432	$6,930,000	-	$7,984,432
Asset backed securities	-	183,336,905	-	183,336,905
Collateralized mortgage-backed
obligations	-	37,029,904	-	37,029,904
Commercial mortgage-backed
securities	-	264,673,042	-	264,673,042
Corporate debt	-	1,576,920,360	$36,902,076	1,613,822,436
Municipal obligations	-	202,855,979	-	202,855,979
U.S. government obligations	-	168,054,921	-	168,054,921
Other debt obligations	-	54,078,720	-	54,078,720
TOTAL	$1,054,432	$2,493,879,831	$36,902,076	$2,531,836,339
Other financial instruments*	$1,831,456	-	-	$1,831,456

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY	CORPORATE
	SECURITIES	DEBT
Balance as of 9/30/10	$$7,035,000	$$51,607,922
Accrued discounts/premiums	-	726,288
Realized gain (loss)	-	98,503
Change in unrealized appreciation (depreciation)	(105,000)	(633,136)
Purchases	-	4,109,772
Sales	-	(4,457,115)
Transfers in and/or out of Level 3[1]	(6,930,000) [2]	(14,550,158) [2]
Balance as of 9/30/11	-	$$36,902,076

	U.S. GOVERNMENT
	OBLIGATIONS	TOTAL
Balance as of 9/30/10	$1,800,000	$60,442,922
Accrued discounts/premiums	-	726,288
Realized gain (loss)		98,503
Change in unrealized appreciation (depreciation)	-	(738,136)
Purchases	-	4,109,772
Sales	(1,800,000)	(6,257,115)
Transfers in and/or out of Level 3[1]	-	(21,480,158)
Balance as of 9/30/11	-	$36,902,076

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

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For the year ended September 30, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($12,738,554). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures con-

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tracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts, at period end are presented in the Schedule of Investments.

During the period, the Fund invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 3,648 contracts and $478,334,773 weighted average notional value. The quarterly weighted average contracts and notional values were as follows:

QUARTER	WEIGHTED AVERAGE CONTRACTS	WEIGHTED AVERAGE NOTIONAL VALUE
1st Quarter	574	$22,979,711
2nd Quarter	1,628	59,810,375
3rd Quarter	2,057	18,704,346
4th Quarter	4,651	414,249,033

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 27.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determina-

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tion, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation

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processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion (.30% over $1.5 billion prior to February 1, 2011).

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.08% for Class A, .75% for Class I, and .95% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, Class C and Class Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses.

CID received $128,226 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $749,459 for the year ended September 30, 2011. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $3,768,216,649 and $3,702,594,312, respectively. U.S. government security purchases and sales were $3,368,566,331 and $3,367,694,077, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$$102,810,583	$$98,624,805
Total	$$102,810,583	$$98,624,805

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$35,833,368
Unrealized (depreciation)	(75,162,553)
Net unrealized appreciation/(depreciation)	($39,329,185)

Undistributed ordinary income	$693,035
Undistributed long term capital gain	$33,441,902
Federal income tax cost of investments	$2,571,165,524

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities, tax-exempt income, distributions in excess of net investment income and passive foreign investment companies.

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Undistributed net investment income	$11,070,896
Accumulated net realized gain (loss)	(11,094,764)
Paid-in capital	23,868

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2011, such purchase and sales transactions were $440,337,530 and $420,245,000, respectively.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$293,004	1.51%	$20,220,062	January 2011

NOTE E — SUBSEQUENT EVENTS

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $10,161,859 to the Fund on December 27, 2011, which will be used to purchase additional shares for affected shareholders. This contribution is reflected as a receivable from the Advisor and a payable to shareholders in the accompanying financial statements. The changes to the fair value prices of the affected portfolio holdings are reflected in the financial statements and Fund performance shown in this annual report.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class A Shares	2011 (z)	2010	2009 (z)
Net asset value, beginning	$16.64	$16.48	$15.70
Income from investment operations:
Net investment income	.33	.42	.52
Net realized and unrealized gain (loss)	(.40)	.37	.88
Total from investment operations	(.07)	.79	1.40
Distributions from:
Net investment income	(.39)	(.40)	(.49)
Net realized gain	(.12)	(.23)	(.13)
Total distributions	(.51)	(.63)	(.62)
Total increase (decrease) in net asset value	(.58)	.16	.78
Net asset value, ending	$16.06	$16.64	$16.48

Total return*	(.46%)	4.90%	9.27%
Ratios to average net assets: A
Net investment income	2.02%	2.53%	3.34%
Total expenses	1.15%	1.14%	1.19%
Expenses before offsets	1.08%	1.08%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	263%	226%	359%
Net assets, ending (in thousands)	$1,686,575	$2,002,449	$1,758,619

		Years ended
		September 30,	September 30,
Class A Shares		2008 (z)	2007 (z)
Net asset value, beginning		$16.17	$16.11
Income from investment operations:
Net investment income		.71	.73
Net realized and unrealized gain (loss)		(.36)	.13
Total from investment operations		.35	.86
Distributions from:
Net investment income		(.70)	(.71)
Net realized gain		(.12)	(.09)
Total distributions		(.82)	(.80)
Total increase (decrease) in net asset value		(.47)	.06
Net asset value, ending		$15.70	$16.17

Total return*		2.13%	5.47%
Ratios to average net assets: A
Net investment income		4.47%	4.54%
Total expenses		1.17%	1.22%
Expenses before offsets		1.08%	1.09%
Net expenses		1.08%	1.08%
Portfolio turnover		495%	533%
Net assets, ending (in thousands)		$1,284,673	$604,790

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class C Shares	2011 (z)	2010	2009 (z)
Net asset value, beginning	$16.58	$16.41	$15.64
Income from investment operations:
Net investment income	.21	.29	.39
Net realized and unrealized gain (loss)	(.41)	.38	.88
Total from investment operations	(.20)	.67	1.27
Distributions from:
Net investment income	(.27)	(.27)	(.37)
Net realized gain	(.12)	(.23)	(.13)
Total distributions	(.39)	(.50)	(.50)
Total increase (decrease) in net asset value	(.59)	.17	.77
Net asset value, ending	$15.99	$16.58	$16.41
Total return*	(1.25%)	4.18%	8.37%
Ratios to average net assets: A
Net investment income	1.30%	1.79%	2.51%
Total expenses	1.79%	1.80%	1.86%
Expenses before offsets	1.79%	1.80%	1.86%
Net expenses	1.79%	1.80%	1.85%
Portfolio turnover	263%	226%	359%
Net assets, ending (in thousands)	$311,299	$337,866	$219,342

		Years ended
		September 30,	September 30,
Class C Shares		2008 (z)	2007 (z)
Net asset value, beginning		$16.11	$16.06
Income from investment operations:
Net investment income		.58	.59
Net realized and unrealized gain (loss)		(.36)	.13
Total from investment operations		.22	.72
Distributions from:
Net investment income		(.57)	(.58)
Net realized gain		(.12)	(.09)
Total distributions		(.69)	(.67)
Total increase (decrease) in net asset value		(.47)	.05
Net asset value, ending		$15.64	$16.11

Total return*		1.35%	4.59%
Ratios to average net assets: A
Net investment income		3.70%	3.72%
Total expenses		1.88%	1.90%
Expenses before offsets		1.88%	1.90%
Net expenses		1.87%	1.89%
Portfolio turnover		495%	533%
Net assets, ending (in thousands)		$92,235	$49,984

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I Shares	2011 (z)	2010	2009 (z)
Net asset value, beginning	$16.71	$16.53	$15.74
Income from investment operations:
Net investment income	.43	.50	.57
Net realized and unrealized gain (loss)	(.42)	.39	.89
Total from investment operations	.01	.89	1.46
Distributions from:
Net investment income	(.48)	(.48)	(.54)
Net realized gain	(.12)	(.23)	(.13)
Total distributions	(.60)	(.71)	(.67)
Total increase (decrease) in net asset value	(.59)	.18	.79
Net asset value, ending	$16.12	$16.71	$16.53
Total return*	.05%	5.53%	9.68%
Ratios to average net assets: A
Net investment income	2.57%	3.07%	3.39%
Total expenses	.49%	.51%	.62%
Expenses before offsets	.49%	.51%	.62%
Net expenses	.49%	.51%	.61%
Portfolio turnover	263%	226%	359%
Net assets, ending (in thousands)	$85,310	$59,348	$28,045

		Years ended
		September 30,	September 30,
Class I Shares		2008 (z)	2007 (z)
Net asset value, beginning		$16.19	$16.13
Income from investment operations:
Net investment income		.67	.79
Net realized and unrealized gain (loss)		(.27)	.12
Total from investment operations		.40	.91
Distributions from:
Net investment income		(.73)	(.76)
Net realized gain		(.12)	(.09)
Total distributions		(.85)	(.85)
Total increase (decrease) in net asset value		(.45)	.06
Net asset value, ending		$15.74	$16.19

Total return*		2.49%	5.78%
Ratios to average net assets: A
Net investment income		4.58%	4.91%
Total expenses		2.64%	6.11%
Expenses before offsets		.75%	.76%
Net expenses		.75%	.75%
Portfolio turnover		495%	533%
Net assets, ending (in thousands)		$1,503	$282

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,
Class Y Shares	2011 (z)	2010
Net asset value, beginning	$16.79	$16.59
Income from investment operations:
Net investment income	.40	.43
Net realized and unrealized gain (loss)	(.43)	.42
Total from investment operations	(.03)	.85
Distributions from:
Net investment income	(.46)	(.42)
Net realized gain	(.12)	(.23)
Total distributions	(.58)	(.65)
Total increase (decrease) in net asset value	(.61)	.20
Net asset value, ending	$16.18	$16.79

Total return*	(.20%)	5.24%

Ratios to average net assets: A
Net investment income	2.38%	2.72%
Total expenses	.79%	.80%
Expenses before offsets	.79%	.80%
Net expenses	.79%	.80%
Portfolio turnover	263%	226%
Net assets, ending (in thousands)	$455,764	$1,062,397

	Periods ended
	September 30,	September 30,
Class Y Shares	2009 (z)	2008	(z)ˆ
Net asset value, beginning	$15.80	$16.19
Income from investment operations:
Net investment income	.50	.31
Net realized and unrealized gain (loss)	.92	(.40)
Total from investment operations	1.42	(.09)
Distributions from:
Net investment income	(.50)	(.30)
Net realized gain	(.13)	—
Total distributions	(.63)	(.30)
Total increase (decrease) in net asset value	.79	(.39)
Net asset value, ending	$16.59	$15.80

Total return*	9.35%	(.58%)

Ratios to average net assets: A
Net investment income	3.14%	4.00	% (a)
Total expenses	.88%	1.13	% (a)
Expenses before offsets	.88%	.93	% (a)
Net expenses	.87%	.93	% (a)
Portfolio turnover	359%	215%
Net assets, ending (in thousands)	$149,126	$31,224

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(y)	Class I resumed upon shareholder investment on April 21, 2006.
(z)	Per share figures are calculated using the Average Share Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
^	From February 29, 2008, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

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administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams  AGE: 60

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	11	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The ICE Organization • Impact Assets
OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1979	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
SHORT	FAMILY OF FUNDS	Enhanced Equity Portfolio
DURATION		Equity Portfolio
INCOME FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old name	New name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OF CONTENTS

4 President’s Letter
6 Portfolio Management Discussion
10 Shareholder Expense Example
12 Report of Independent Registered Public Accounting Firm
13 Schedule of Investments
21 Statement of Assets and Liabilities
22 Statement of Operations
23 Statements of Changes in Net Assets
24 Notes to Financial Statements
32 Financial Highlights
34 Explanation of Financial Tables
36 Proxy Voting
36 Availability of Quarterly Portfolio Holdings
37 Trustee and Officer Information Table

Dear Shareholder:

After a relatively strong finish to 2010 and start of the new year, the U.S. economy lost its footing in summer 2011. Hope for a second-half rebound gave way to concerns that we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

Corporate bonds performed well for the first nine months of the reporting period but experienced a sharp sell-off in the final months amid significant volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries in spite of the downgrade and very low yields. Following the downgrade, the Federal Reserve stated that it plans to keep short-term interest rates at very low levels through at least the middle of 2013.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences from then. Despite recent events, markets are still generally ahead of where they were, as the Barclays Capital U.S. Credit Index gained an annualized 11.74% for the three-year period ended September 30, 2011.

Three years ago, we told you that soaring demand for Treasury securities had driven three-month Treasury bill yields to 0.92% as of September 30, 2008, which was then the lowest level since World War II. The flight to quality among the economic uncertainty has continued to drive demand for Treasuries at times since then, and the three-month Treasury bill yield stood even lower, at 0.02%, on September 30, 2011.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes rose four points to 18 for October 2011, which some analysts interpret as a sign that pockets of housing recovery are starting to emerge across the country. In addition, this index reading is four points higher than its level in October 2008.2 Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and industries heavily tied to oil. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it had fallen 12% by June from its record high in September 2007.3 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

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Key Management Changes for Taxable Bond Funds

Matthew Duch and Michael Abramo are moving up to lead the management of our existing taxable bond funds. Both have been on Calvert’s taxable bond portfolio management team for more than five years. They are committed to maintaining Calvert’s long-standing team approach and investment strategies, and we’re confident they’ll continue to serve investors well.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of financial markets.

In times like these, it’s best to stay the course, maintaining an appropriate and well-diversified mix of U.S. and international stocks, bonds, and cash for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 National Association of Home Builders/Wells Fargo Housing Market Index (HMI)

3 Center for American Progress, Economic Snapshot for September 2011

www.	calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2011, Calvert Long-Term Income Fund’s Class A Shares (at NAV) returned 6.63%*† compared to 9.31% for its benchmark, the Barclays Capital Long U.S. Credit Index. The Fund’s short relative duration was a major contributor to its relative underperfor-mance. The Fund had less exposure to long-term bonds than its benchmark. This hurt relative performance as longer-term bonds delivered stronger performance than shorter-term bonds during the period.

CALVERT LONG-TERM INCOME FUND
September 30, 2011

Investment performance†
(Total Return at NAV*)
	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	6.17%	6.63%

Barclays Capital Long
U.S. Credit Index	12.76%	9.31%

Lipper BBB-Rated
Corp Debt Funds
Average	3.74%	3.91%

Sec Yield
	30 days ended
	9/30/11	9/30/10
	2.82%	2.80%

		% of Total
Economic Sectors		Investments
Asset Backed Securities		0.6%
Basic Materials		3.9%
Communications		5.5%
Consumer, Cyclical		5.7%
Consumer, Non-cyclical		3.6%
Energy		5.2%
Financials		28.3%
Government		24.5%
Industrials		7.4%
Mortgage Securities		3.6%
Technology		0.9%
Time Deposit		9.6%
Utilities		1.2%
Total		100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

† Performance shown in this annual report to shareholders is calculated based on the net asset value of the Fund at year-end which was adjusted subsequent to year-end due to adjustments made to the prices of certain portfolio holdings of the Fund held as of September 30, 2011 and during the fiscal period then ended. In addition, immaterial adjustments have been made to the net asset values and performance of the previous fiscal years 2008-2010. See Note E to Notes to Financial Statements.

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Investment Climate

The 12-month period that ended September 30, 2011 was marked by unexpected turns and financial market volatility. U.S. economic growth slowed to an estimated 1.5% annual rate during the reporting period,1 while the inflation rate rose. The core consumer price index (CPI) annual rate was 2.0% by August 2011.2 After completing its second round of quantitative easing (known as QE2), the Federal Reserve (Fed) was expected to move to the sidelines. However, it proceeded to introduce two additional easing measures. In August, shortly after QE2 ended, the Fed announced that it would extend the promise of near-zero short-term interest rates perhaps until mid-2013. Then, in September, the Fed introduced “operation twist,” a program to sell $400 billion of shorter-maturity Treasuries and buy longer-maturity Treasuries with the proceeds.

After a period of calm, the euro-area debt crisis surged to the forefront of investors’ concerns once again in mid-2011. Widespread unease about the effects of sovereign debt on European banks flowed over into non-European markets. This made for a rough trading summer, as stocks and bonds with credit risk fell. The U.S. Congress’s mid-year flirt with voluntary default on U.S. government debt heightened investors’ anxiety. Policy tightening by central banks in emerging countries, where stronger growth has pushed inflation higher, also contributed to concerns about global growth.

In this uncertain environment, major U.S. bond market sector indices delivered positive returns for the reporting period.3 Interest rates generally moved lower over the 12-month period. The three-month Treasury bill yield fell to 0.02% from 0.16%. The benchmark 10-year Treasury note yield declined 0.61 percentage points to finish the reporting period at 1.92%. The average yield for Moody’s Baa-rated corporate bonds was 5.22% at the end of September 2011, down 0.36 percentage points. Finally, the average rate on a 30-year conventional mortgage fell 0.31 percentage points to 4.01%.4

Portfolio Strategy

The Fund’s relatively short duration was a major reason for its underperformance during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

On September 30, 2010, the Fund’s duration was 4.40 years while its benchmark’s duration was 12.64 years. Treasury yields fell during the reporting period, which had a negative effect on the portfolio’s relative return. The Fund’s duration was extended late in the reporting period and was 7.34 years as of September 30, 2011.

The yield curve flattened during the reporting period. The difference in yield between two- and 30-year Treasuries narrowed from 326 basis points to 267 basis points. Most of the narrowing was the result of long-term bond rates dropping by 77 basis points. The Barclays Capital U.S. Credit Index shows that the long bond sector returned 9.31% over the 12-month reporting period. The seven- to 10-year bond sector returned 4.60% for the same period. The Fund had less exposure to longer-term bonds than its benchmark.

The portfolio also had less exposure to corporate bonds than its benchmark index. On September 30, 2010, 68% of the portfolio was invested in corporate bonds, compared to 80% of the passive benchmark. This helped performance as both investment-grade

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.40%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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and high-yield corporate bond returns lagged those of Treasuries with comparable maturities. The Fund uses Treasury futures to hedge its interest rate position.	CALVERT LONG-TERM INCOME FUND September 30, 2011 Average Annual Total Returns†

Outlook
We expect the rest of 2011 to unfold with financial markets fitfully trying to understand and adjust to the ongoing debt struggles of the major western nations and Japan.
	Class A	(with max. load)
	One year	2.45%
	Five year	9.08%
	Since inception (12/31/2004)	8.17%
	(see † footnote on page 6)

Policymakers’ decisions will continue to have great potential to move global financial markets. Government footprints in credit markets will remain large. The U.S. gross domestic product growth rate is likely to remain modest and choppy as the country continues to recover from the severe financial crisis of 2007 through 2009. History suggests that recovery from a severe financial crisis that was rooted in excessive debt will take several more years at least. It also indicates that rates of economic growth and consumer price inflation will tend to run below pre-crisis averages. This does not, however, preclude stretches of stronger growth, something markets have heavily discounted.

Within this bigger picture, we expect the issues that have driven markets in 2011 to remain intact. First, the potential for very slow U.S. economic growth remains high, and there is a higher risk of recession amid tightening U.S. fiscal policy and little additional capacity for strong monetary stimulus. Second, it is likely that we will experience ongoing financial market volatility stemming from the euro-area debt crisis. Finally, tighter monetary policies in emerging countries may constrain global growth. As investors’ perceptions of these factors change, markets will react, at times sharply. We expect to experience generally heightened levels of financial market volatility. There is potential for acute bouts of great volatility, but keep in mind that attractive investment opportunities can emerge from great market tumult.

October 2011

1 Calculated based on data from the Commerce Department and the Wall Street Journal Survey of Economic Forecasters.

2 Bureau of Labor Statistics

3 Barclays Capital

4 Source for all interest rates: Federal Reserve H.15 report

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Actual	$1,000.00	$1,048.20	$6.42
Hypothetical	$1,000.00	$1,018.80	$6.33
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund: We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011

	PRINCIPAL
ASSET-BACKED SECURITIES - 0.6%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust, 0.272%, 12/6/13 (r)	$576,537	$575,257
Capital One Auto Finance Trust, 5.23%, 7/15/14	291,550	294,831
Fifth Third Auto Trust, 4.81%, 1/15/13	179,890	180,806

Total Asset-Backed Securities (Cost $1,053,086)		1,050,894

COLLATERALIZED MORTGAGE-BACKED OBLIATIONS
(PRIVATELY ORIGINATED) - 0.5%
Countrywide Home Loan Mortgage Pass Through Trust, 0.575%,
6/25/35 (e)(r)	108,487	83,763
CS First Boston Mortgage Securities Corp., 5.25%, 12/25/35	96,485	94,860
Impac CMB Trust, 0.775%, 5/25/35 (r)	127,463	89,859
JP Morgan Mortgage Trust, 4.991%, 7/25/35 (r)	39,476	38,732
Structured Asset Securities Corp., 5.50%, 6/25/35	1,000,000	528,555

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $715,397)		835,769

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.4%
GMAC Commercial Mortgage Securities, Inc.:
5.713%, 10/15/38	1,774,894	1,796,017
6.278%, 11/15/39	23,127	23,090
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	453,657	456,166
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	982,952	988,213
5.299%, 6/12/41 (r)	583,543	590,224
Morgan Stanley Dean Witter Capital I, 5.98%, 1/15/39	171,143	173,335
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r).	123,097	123,360

Total Commercial Mortgage-Backed Securities (Cost $4,228,159)		4,150,405

CORPORATE BONDS - 58.4%
Alcoa, Inc.:
6.15%, 8/15/20	1,000,000	1,011,523
5.40%, 4/15/21	500,000	475,699
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	-
American Airlines Pass Through Trust, 7.858%, 4/1/13	500,000	499,750
American Express Bank FSB, 0.375%, 6/12/12 (r)	1,000,000	995,137
American Tower Corp., 4.50%, 1/15/18	1,000,000	991,610
ANZ National International Ltd., 1.351%, 12/20/13 (e)(r)	1,000,000	1,002,157
APL Ltd., 8.00%, 1/15/24 (b)	1,230,000	787,200
ArcelorMittal, 5.50%, 3/1/21	1,000,000	894,700
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	1,930,000	1,936,401
Asian Development Bank, 6.22%, 8/15/27	30,000	40,789

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
AT&T, Inc., 5.55%, 8/15/41	$1,000,000	$1,074,842
Atlantic Marine Corp. Communities LLC:
5.343%, 12/1/50 (e)	623,548	612,643
6.158%, 12/1/51 (e)	60,000	69,476
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	-
Bank of America Corp.:
3.75%, 7/12/16	150,000	136,261
5.00%, 5/13/21	1,000,000	888,135
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	1,483,229	1,608,635
BNSF Funding Trust I, 6.613% to 1/15/26, floating
rate thereafter to 12/15/55 (r)	1,500,000	1,515,000
Braskem Finance Ltd., 5.75%, 4/15/21 (e)	1,000,000	909,361
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	1,600,000	1,618,448
Capital One Financial Corp.:
4.80%, 2/21/12	500,000	505,675
4.75%, 7/15/21	800,000	795,054
Cemex SAB de CV, 5.369%, 9/30/15 (e)(r)	1,000,000	650,010
Citigroup Funding, Inc., 0.296%, 7/12/12 (r)	500,000	499,638
Citigroup, Inc.:
2.125%, 4/30/12	2,000,000	2,021,315
2.286%, 8/13/13 (r)	1,000,000	988,765
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	1,500,000	1,509,661
Comcast Corp., 6.55%, 7/1/39	750,000	867,114
Crown Castle Towers LLC:
6.113%, 1/15/40 (e)	785,000	882,144
4.883%, 8/15/40 (e)	1,000,000	1,040,000
CVS Pass-Through Trust:
5.88%, 1/10/28	333,656	352,786
6.036%, 12/10/28	677,084	735,604
6.943%, 1/10/30	459,858	527,549
7.507%, 1/10/32 (e)	969,173	1,142,122
DDR Corp., 4.75%, 4/15/18	1,000,000	908,750
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	1,000,000	701,250
Discover Bank:
8.70%, 11/18/19	500,000	574,301
7.00%, 4/15/20	500,000	530,272
Energizer Holdings, Inc., 4.70%, 5/19/21 (e)	2,000,000	2,137,379
Enterprise Products Operating LLC:
5.70%, 2/15/42	2,000,000	2,073,420
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	340,000	343,400
EOG Company of Canada, 7.00%, 12/1/11 (e)	1,000,000	1,008,944
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,091,405
Fleet Capital Trust V, 1.35%, 12/18/28 (r)	1,000,000	603,201
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	100,000	102,250
5.875%, 8/2/21	1,000,000	995,000
Fort Knox Military Housing Privatization Project:
0.569%, 2/15/52 (b)(e)(r)	1,000,000	600,000
5.915%, 2/15/52 (e)	130,000	136,415

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
FUEL Trust, 4.207%, 4/15/16 (e)	$1,000,000	$981,916
General Electric Capital Corp.:
5.625%, 9/15/17	1,000,000	1,089,371
5.625%, 5/1/18	1,000,000	1,085,294
General Motors Corp. Escrow (b)*	200,000	1,500
General Motors Corp. Escrow (b)*	500,000	3,750
General Motors Corp. Escrow (b)*	200,000	1,500
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	75,000	19,500
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(y)	150,000	15
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	1,000,000	1,033,453
5.25%, 7/27/21	500,000	489,493
Greif, Inc., 6.75%, 2/1/17	500,000	506,250
Hewlett-Packard Co., 4.30%, 6/1/21	1,500,000	1,511,821
Home Depot, Inc., 5.875%, 12/16/36	1,440,000	1,680,905
Irwin Land LLC:
5.03%, 12/15/25 (e)	758,000	809,430
5.30%, 12/15/35 (e)	100,000	99,284
Jefferies Group, Inc., 5.125%, 4/13/18	500,000	471,236
Johnson Controls, Inc., 5.00%, 3/30/20	1,000,000	1,118,705
Jones Group, Inc., 6.875%, 3/15/19	1,000,000	905,000
JPMorgan Chase & Co., 4.40%, 7/22/20	250,000	251,086
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	1,300,000	1,299,831
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	2,100,000	2,016,000
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	85,283
Lockheed Martin Corp., 4.85%, 9/15/41	2,000,000	2,097,174
Masco Corp., 7.125%, 3/15/20	800,000	776,000
Massachusetts Institute of Technology, 7.25%, 11/2/96	200,000	319,374
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	2,075,000	2,067,302
Mega Advance Investments Ltd., 6.375%, 5/12/41 (e)	2,000,000	1,767,583
MetLife, Inc., 0.685%, 6/29/12 (r)	300,000	300,930
Morgan Stanley:
6.25%, 8/28/17	500,000	492,616
5.50%, 1/26/20	500,000	459,223
5.50%, 7/24/20	1,500,000	1,358,460
National Fuel Gas Co., 6.50%, 4/15/18	100,000	116,931
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	390,000	486,454
6.59%, 7/7/38	30,000	35,690
New York University, 5.236%, 7/1/32	850,000	974,891
Nordea Bank AB, 4.875%, 5/13/21 (e)	1,300,000	1,112,382
Offshore Group Investments Ltd., 11.50%, 8/1/15	500,000	522,434
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18 (e)	500,000	449,669
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	70,000	75,889
6.193%, 4/1/49 (b)(e)	195,000	222,542
5.88%, 10/1/51 (e)	1,500,000	1,539,490
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	1,000,000	1,017,500
O’Reilly Automotive, Inc., 4.625%, 9/15/21	670,000	669,764

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	$150,000	$101,250
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	39,882	34,632
Pioneer Natural Resources Co., 5.875%, 7/15/16	700,000	736,750
PPL Montana LLC, 8.903%, 7/2/20	15,481	17,779
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	500,000	590,283
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	25,000	24,774
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	2,000,000	1,995,151
Ryder System, Inc., 3.60%, 3/1/16	1,000,000	1,042,023
SABMiller plc, 6.50%, 7/15/18 (e)	1,000,000	1,200,682
Schlumberger Investment SA, 3.30%, 9/14/21 (e)	1,500,000	1,508,942
Senior Housing Properties Trust, 8.625%, 1/15/12	500,000	508,750
Simon Property Group LP, 10.35%, 4/1/19	320,000	428,482
Skyway Concession Co. LLC, 0.649%, 6/30/17 (b)(e)(r)	100,000	90,460
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	1,100,000	1,053,250
Sprint Capital Corp., 8.375%, 3/15/12	200,000	202,500
SunTrust Bank, 0.598%, 8/24/15 (r)	975,000	891,429
SunTrust Capital I, 0.96%, 5/15/27 (r)	1,000,000	795,643
Svenska Handelsbanken AB, 1.343%, 9/14/12 (e)(r)	500,000	499,969
Telefonica Emisiones SAU, 5.134%, 4/27/20	1,800,000	1,670,628
The Gap, Inc., 5.95%, 4/12/21	1,000,000	935,000
Time Warner Cable, Inc., 5.50%, 9/1/41	1,500,000	1,456,935
Time Warner, Inc., 6.25%, 3/29/41	1,500,000	1,691,605
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (b)(e)	135,000	32,926
2/15/31 (b)(e)	196,000	34,418
2/15/43 (b)(e)	5,950,000	646,169
2/15/45 (b)(e)	7,046,377	1,092,893
Tupperware Brands Corp., 4.75%, 6/1/21 (e)	1,500,000	1,531,469
US Bank, 3.778% to 4/29/15, floating rate thereafter
to 4/29/20 (r)	1,000,000	1,015,125
VF Corp., 3.50%, 9/1/21	1,000,000	1,008,381
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	2,200,000	1,804,000
Willis Group Holdings plc, 5.75%, 3/15/21	1,000,000	1,045,973
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	937,056	860,573
Yara International ASA, 7.875%, 6/11/19 (e)	950,000	1,207,293

Total Corporate Bonds (Cost $99,552,726)		101,470,249

MUNICIPAL OBLIGATIONS - 2.3%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	35,100
Connecticut State Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	1,000,000	1,171,360
Cook County Illinois School District GO Bonds, Zero
Coupon, 12/1/24	25,000	10,659
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	92,216
Fairfield California PO Revenue Bonds:
5.22%, 6/1/20	15,000	14,602
5.34%, 6/1/25	15,000	14,031
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	26,559

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.48%, 1/1/21	$10,000	$10,675
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	70,000	73,390
Jackson & Williamson Counties Illinois Community High School
District GO Bonds, Zero Coupon, 12/1/21	180,000	102,944
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	77,090
La Mesa California COPs, 6.32%, 8/1/26	30,000	32,401
Leland Stanford Jr. University California Revenue Bonds,
6.875%, 2/1/24	100,000	133,679
Linden New Jersey GO Bonds, 5.63%, 4/1/21	60,000	60,818
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	50,000	50,554
New York City IDA Revenue Bonds, 6.027%, 1/1/46	30,000	24,543
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	73,704
Oakland California Redevelopment Agency Tax Allocation
Bonds, 5.411%, 9/1/21	30,000	29,245
Orange County California PO Revenue Bonds, Zero
Coupon, 9/1/14	95,000	86,474
Oregon State Local Governments GO Bonds, Zero Coupon,
6/1/18	100,000	75,913
Oregon State School Boards Association GO Bonds, Zero
Coupon, 6/30/16	25,000	21,561
Philadelphia Pennsylvania IDA Revenue Bonds, Zero
Coupon, 4/15/20	25,000	14,480
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/27	250,000	89,535
8/1/28	175,000	57,979
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	40,000	40,923
Santa Cruz County California Redevelopment Agency Tax
Allocation Bonds, 5.50%, 9/1/20	40,000	40,560
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	45,191
Texas Transportation Commission Revenue Bonds,
5.178%, 4/1/30	1,000,000	1,148,710
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	43,477
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	15,149
5.442%, 7/1/50	10,000	10,169
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	100,000	115,790
6.734%, 9/1/27 (e)	100,000	121,790
West Contra Costa California Unified School District
COPs, 5.03%, 1/1/20	15,000	15,001
West Covina California Public Financing Authority Lease
Revenue Bonds, 6.05%, 6/1/26	40,000	38,426

Total Municipal Obligations (Cost $3,598,353)		4,014,698

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U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 2.5%	AMOUNT	VALUE
AgFirst FCB, 8.393% to 12/15/11, floating rate thereafter
to 12/15/16 (r)	$300,000	$291,750
Federal Home Loan Bank, 5.00%, 11/17/17	400,000	479,389
Freddie Mac:
5.25%, 4/18/16	700,000	826,837
6.75%, 3/15/31	700,000	1,054,848
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	447,739	475,346
Sterling Equipment, Inc., 6.125%, 9/28/19	363,338	393,931
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	400,000	256,000
Vessel Management Services, Inc., 5.85%, 5/1/27	444,000	526,162

Total U.S. Government Agencies and
Instrumentalities (Cost $3,815,777)		4,304,263

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 0.6%
Fannie Mae, 4.00%, 12/1/41	1,000,000	1,045,000

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $1,040,625)		1,045,000

U.S. TREASURY - 18.8%
United States Treasury Bonds:
4.375%, 5/15/41	7,312,000	9,443,905
3.75%, 8/15/41	13,310,000	15,495,752
United States Treasury Notes:
1.00%, 8/31/16	570,000	571,247
2.125%, 8/15/21	7,030,000	7,153,025

Total U.S. Treasury (Cost $30,927,436)		32,663,929

FLOATING RATE LOANS (d) - 0.2%
Clear Channel Communications, Inc. Term Loan Tranche B, 3.889%,
1/28/16 (r)	482,013	342,289

Total Floating Rate Loans (Cost $450,026)		342,289

TIME DEPOSIT - 9.2%
State Street Time Deposit, 0.113%, 10/3/11	16,043,282	16,043,282

Total Time Deposit (Cost $16,043,282)		16,043,282

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EQUITY SECURITIES - 0.7%			SHARES	VALUE
First Republic Preferred Capital Corp., Preferred (b)(e)			500	$510,500
General Motors Co.:
Warrants (strike price $10.00/share, expire 7/10/16)*			3,258	37,923
Warrants (strike price $18.33/share, expire 7/10/19)*			3,258	25,836
Woodbourne Capital, Trust I, Preferred (b)(e)			1,000,000	660,000

Total Equity Securities (Cost $876,048)				1,234,259

TOTAL INVESTMENTS (Cost $162,300,915) - 96.2%				167,155,037
Other assets and liabilities, net - 3.8%				6,544,956
NET ASSETS - 100%				$173,699,993

			UNDERLYING
	# OF	EXPIRATION	FACE AMOUNT	UNREALIZED APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
30 Year U.S. Treasury Bonds	7	12/11	$998,375	$33,746

Sold:
2 Year U.S. Treasury Notes	197	12/11	$43,380,016	$58,266
5 Year U.S. Treasury Notes	121	12/11	14,820,609	(7,319)
Total Sold				$50,947

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(b)	This security was valued by the Board of Trustees. See Note A.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.
Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The govern- ment has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.
*	Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

ASSETS
Investments in securities, at value (Cost $162,300,915) -
see accompanying schedule	$167,155,037
Cash	4,827
Receivable for securities sold	6,706,885
Receivable for shares sold	2,835,576
Receivable for futures variation margin	6,555
Receivable from Calvert Investment Management, Inc.	381,095
Interest and dividends receivable	1,572,573
Other assets	197,110
Total assets	178,859,658

LIABILITIES
Payable for securities purchased	4,347,281
Payable to shareholders	381,095
Payable for shares redeemed	226,695
Payable to Calvert Investment Management, Inc.	100,635
Payable to Calvert Investment Administrative Services, Inc.	38,273
Payable to Calvert Investment Services, Inc.	4,983
Payable to Calvert Investment Distributors, Inc.	34,793
Accrued expenses and other liabilities	25,910
Total liabilities	5,159,665

NET ASSETS	$173,699,993

NET ASSETS CONSIST OF:
Paid-in capital applicable to 9,774,462 shares of
beneficial interest, unlimited number of no par value shares authorized	$162,597,602
Accumulated net realized gain (loss) on investments	6,163,576
Net unrealized appreciation (depreciation) on investments	4,938,815

NET ASSETS	$173,699,993

NET ASSET VALUE PER SHARE	$17.77

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$6,556,971
Dividend income	93,893
Total investment income	6,650,864

Expenses:
Investment advisory fee	589,424
Administrative fees	417,055
Transfer agency fees and expenses	385,035
Distribution Plan expenses	368,390
Trustees’ fees and expenses	8,127
Custodian fees	54,424
Accounting fees	23,884
Registration fees	21,017
Reports to shareholders	52,662
Professional fees	21,578
Miscellaneous	8,377
Total expenses	1,949,973
Reimbursement from Advisor	(107,506)
Fees paid indirectly	(517)
Net expenses	1,841,950

NET INVESTMENT INCOME	4,808,914

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,215,532
Futures	(2,765,826)
6,449,706

Change in unrealized appreciation (depreciation) on:
Investments	(2,483,346)
Futures	346,547
(2,136,799)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	4,312,907

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,121,821

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$4,808,914	$3,509,307
Net realized gain (loss)	6,449,706	6,056,147
Change in unrealized appreciation (depreciation)	(2,011,386)*	3,086,108 *

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,247,234	12,651,562

Distributions to shareholders from:
Net investment income	(5,023,868)	(3,410,544)
Net realized gain	(5,562,393)	(4,288,221)
Total distributions	(10,586,261)	(7,698,765)

Capital share transactions:
Shares sold	112,429,922	105,838,274
Reinvestment of distributions	9,364,526	6,803,821
Redemption fees	15,958	7,422
Shares redeemed	(86,546,485)	(54,980,406)
Total capital share transactions	35,263,921	57,669,111

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,924,894	62,621,908

NET ASSETS
Beginning of year	139,775,099 *	77,153,191 *
End of year (including undistributed net investment income
of $0 and $7,338, respectively)	$173,699,993	$139,775,099 *

CAPITAL SHARE ACTIVITY
Shares sold	6,401,241	6,141,535
Reinvestment of distributions	542,707	401,842
Shares redeemed	(4,957,664)	(3,210,108)
Total capital share activity	1,986,284	3,333,269

*Amount was revised for changes to the value of certain security holdings as further described in Note E.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $4,683,873, or 2.7% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as

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well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency Mortgage Securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities	$63,759	$1,170,500	-	$1,234,259
Asset-backed securities	-	1,050,894	-	1,050,894
Collateralized mortgage-backed
obligations	-	835,769	-	835,769
Commercial mortgage-backed
securities	-	4,150,405	-	4,150,405
Corporate debt	-	99,731,187	$1,739,062	101,470,249
Municipal obligations	-	4,014,698	-	4,014,698
U.S. government obligations	-	38,013,192	-	38,013,192
Other debt obligations	-	16,385,571	-	16,385,571
TOTAL	$63,759	$165,352,216	$1,739,062	$167,155,037
Other financial instruments*	$84,693	-	-	$84,693

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

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The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

CORPORATE
	DEBT	TOTAL
Balance as of 9/30/10	-	-
Accrued discounts/premiums	-	-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	-	-
Purchases	-	-
Sales	-	-
Transfers in and/or out of Level 3[1]	$1,739,062[2]	$1,739,062
Balance as of 9/30/11	$1,739,062	$1,739,062

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable inputs due to observable inputs being unavailable

For the year ended September 30, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($207,372). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations. .

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may

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include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts, at period end are presented in the Schedule of Investments.

During the period, the Fund invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 124 contracts and $23,445,127 weighted average notional value. The quarterly weighted average contracts and notional values were as follows:

QUARTER	WEIGHTED AVERAGE CONTRACTS	WEIGHTED AVERAGE NOTIONAL VALUE
1st Quarter	97	$9,805,645
2nd Quarter	25	2,237,177
3rd Quarter	236	1,443,707
4th Quarter	331	11,705,873

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be

www.	calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 27

reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% (.30% prior to February 1, 2011) of the average daily net assets.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A.

CID received $75,206 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund.

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For its services, CIS received a fee of $56,052 for the year ended September 30, 2011. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $275,887,278 and $254,218,747, respectively. U.S. government security purchases and sales were $407,844,884 and $398,170,767, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$10,586,261	$7,694,653
Long term capital gain	-	4,112
Total	$10,586,261	$7,698,765

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$7,854,863
Unrealized (depreciation)	(3,008,311)
Net unrealized appreciation/(depreciation)	$4,846,552

Undistributed ordinary income	$5,101,268
Undistributed long term capital gain	$1,154,571

Federal income tax cost of investments	$162,308,485

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to asset-backed securities, distri-

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butions in excess of net investment income and passive foreign investment companies.

Undistributed net investment income	$207,616
Accumulated net realized gain (loss)	(207,616)

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2011, such purchase transactions were $453,750.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$27,828	1.48%	$1,738,732	March 2011

NOTE E — SUBSEQUENT EVENTS

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund¹s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund¹s fiscal year end. These adjustments had the effect of changing the net asset value of the Fund by ($203,277), ($483,547), ($125,413), and ($602,412) (unaudited) as of September 30, 2008, 2009, 2010 and March 31, 2011, respectively. These adjustments also had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $381,095 to the Fund on December 27, 2011, which will be used to purchase additional shares for affected shareholders. This contribution is reflected as a receivable from the Advisor and a payable to shareholders in the accompanying financial statements. The changes to the fair value prices of the affected portfolio holdings are reflected in the financial statements and Fund performance shown in this annual report. Immaterial adjustments to certain prior periods per share amounts, ratios and total return have also been reflected in the Financial Highlights of the Fund.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30
Class A Shares	2011	2010 ^^	2009 ^^
Net asset value, beginning	$17.95 ^	$17.32 ^	$15.33 ^
Income from investment operations:
Net investment income	.58	.58	.54
Net realized and unrealized gain (loss)	.51 ^	1.50 ^	2.46 ^
Total from investment operations	1.09	2.08	3.00
Distributions from:
Net investment income	(.59)	(.57)	(.52)
Net realized gain	(.68)	(.88)	(.49)
Total distributions	(1.27)	(1.45)	(1.01)
Total increase (decrease) in net asset value	(.18)	.63	1.99
Net asset value, ending	$17.77	$17.95 ^	$17.32 ^

Total return*	6.63%^	12.78%^	20.68%^
Ratios to average net assets: A
Net investment income	3.26%	3.47%	3.45%
Total expenses	1.32%	1.42%	1.46%
Expenses before offsets	1.25%	1.25%	1.27%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	498%	596%	781%
Net assets, ending (in thousands)	$173,700	$139,775 ^	$77,153 ^

		Years ended
		September 30,	September 30,
Class A Shares		2008 ^^	2007
Net asset value, beginning		$15.62	$15.36
Income from investment operations:
Net investment income		.62	.62
Net realized and unrealized gain (loss)		.09 ^	.27
Total from investment operations		.71	.89
Distributions from:
Net investment income		(.61)	(.61)
Net realized gain		(.39)	(.02)
Total distributions		(1.00)	(.63)
Total increase (decrease) in net asset value		(.29)	.26
Net asset value, ending		$15.33 ^	$15.62

Total return*		4.56%^	5.92%
Ratios to average net assets: A
Net investment income		3.96%	4.09%
Total expenses		1.66%	2.03%
Expenses before offsets		1.28%	1.30%
Net expenses		1.25%	1.25%
Portfolio turnover		604%	767%
Net assets, ending (in thousands)		$29,328 ^	$12,139

See notes to financial highlights.

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A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^    Amount was revised for changes to the value of certain security holdings as further described in Note E.

^^    The Financial Highlights for years ended 2008 through 2010, along with components of the Statements of Changes in Net Assets for year ended September 30, 2010, have been restated to reflect a change for an immate- rial pricing adjustment.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 36

TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams  AGE: 60

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	11	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The ICE Organization • Impact Assets
OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1979	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
LONG-TERM	FAMILY OF FUNDS	Enhanced Equity Portfolio
INCOME FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE
OF CONTENTS

4 President’s Letter
6 Portfolio Management Discussion
10 Shareholder Expense Example
12 Report of Independent Registered Public Accounting Firm
13 Statement of Net Assets
22 Statement of Operations
23 Statements of Changes in Net Assets
25 Notes to Financial Statements
33 Financial Highlights
35 Explanation of Financial Tables
37 Proxy Voting and Availability of Quarterly Portfolio Holdings
38 Trustee and Officer Information Table

Dear Shareholder:

After a relatively strong finish to 2010 and start of the new year, the U.S. economy lost its footing in summer 2011. Hope for a second-half rebound gave way to concerns that we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

Corporate bonds performed well for the first nine months of the reporting period but experienced a sharp sell-off in the final months amid significant volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries in spite of the downgrade and very low yields. Following the downgrade, the Federal Reserve stated that it plans to keep short-term interest rates at very low levels through at least the middle of 2013.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences from then. Despite recent events, markets are still generally ahead of where they were, as the Barclays Capital U.S. Credit Index gained an annualized 11.74% for the three-year period ended September 30, 2011.

Three years ago, we told you that soaring demand for Treasury securities had driven three-month Treasury bill yields to 0.92% as of September 30, 2008, which was then the lowest level since World War II. The flight to quality among the economic uncertainty has continued to drive demand for Treasuries at times since then, and the three-month Treasury bill yield stood even lower, at 0.02%, on September 30, 2011.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes rose four points to 18 for October 2011, which some analysts interpret as a sign that pockets of housing recovery are starting to emerge across the country. In addition, this index reading is four points higher than its level in October 2008.2 Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and industries heavily tied to oil. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it had fallen 12% by June from its record high in September 2007.3 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 4

Key Management Changes for Taxable Bond Funds

Matthew Duch and Michael Abramo are moving up to lead the management of our existing taxable bond funds. Both have been on Calvert’s taxable bond portfolio management team for more than five years. They are committed to maintaining Calvert’s longstanding team approach and investment strategies, and we’re confident they’ll continue to serve investors well.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of financial markets.

In times like these, it’s best to stay the course, maintaining an appropriate and well-diversified mix of U.S. and international stocks, bonds, and cash for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 National Association of Home Builders/Wells Fargo Housing Market Index (HMI)

3 Center for American Progress, Economic Snapshot for September 2011

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2011, Calvert Ultra Short Income Fund’s Class A Shares (at NAV) returned 0.23% compared to 0.49% for its benchmark, the Barclays Capital 9-12 Months Short Treasury Index. The Fund’s relatively short duration detracted from its performance during the reporting period, as did its small exposure to fixed-rate corporate bonds, which underperformed Treasuries in the latter part of the reporting period. The Fund’s allocation to floating-rate bonds, which accounted for about 26% of the portfolio, on average, helped its relative performance.

CALVERT ULTRA-SHORT INCOME FUND
September 30, 2011
Investment Performance
(Total Return at NAV*)

	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	-0.74%	0.23%
Class Y	-0.57%	0.47%

Barclays Capital
9-12 Months Short
Treasury Index	0.28%	0.49%

Lipper Ultra-Short
Obligations
Funds Average	-0.23%	0.26%

Sec Yield
	30 days ended
	9/30/11	9/30/10
Class A	1.68%	1.64%
Class Y	1.91%	1.74%

		% of Total
ECONOMIC SECTORS		Investments
Asset Backed Securities		17.0%
Basic Materials		2.8%
Communications		3.1%
Consumer, Cyclical		4.7%
Consumer, Non-cyclical		3.3%
Energy		3.5%
Financials		29.8%
Government		4.8%
Industrials		1.0%
Mortgage Securities		21.0%
Technology		1.8%
Time Deposit		6.6%
Utilities		0.6%
Total		100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 6

Investment Climate

The 12-month period that ended September 30, 2011 was marked by unexpected turns and financial market volatility. U.S. economic growth slowed to an estimated 1.5% annual rate during the reporting period, 1 while the inflation rate rose. The core consumer price index (CPI) annual rate was 2.0% by August 2011. 2 After completing its second round of quantitative easing (known as QE2), the Federal Reserve (Fed) was expected to move to the sidelines. However, it proceeded to introduce two additional easing measures. In August, shortly after QE2 ended, the Fed announced that it would extend the promise of near-zero short-term interest rates perhaps until mid-2013. Then, in September, the Fed introduced “operation twist,” a program to sell $400 billion of shorter-maturity Treasuries and buy longer-maturity Treasuries with the proceeds.

After a period of calm, the euro-area debt crisis surged to the forefront of investors’ concerns once again in mid-2011. Widespread unease about the effects of sovereign debt on European banks flowed over into non-European markets. This made for a rough trading summer, as stocks and bonds with credit risk fell. The U.S. Congress’s mid-year flirt with voluntary default on U.S. government debt heightened investors’ anxiety. Policy tightening by central banks in emerging countries, where stronger growth has pushed inflation higher, also contributed to concerns about global growth.

In this uncertain environment, major U.S. bond market sector indices delivered positive returns for the reporting period. 3 Interest rates generally moved lower over the 12-month period. The three-month Treasury bill yield fell to 0.02% from 0.16%. The benchmark 10-year Treasury note yield declined 0.61 percentage points to finish the reporting period at 1.92%. The average yield for Moody’s Baa-rated corporate bonds was 5.22% at the end of September 2011, down 0.36 percentage points. Finally, the average rate on a 30-year conventional mortgage fell 0.31 percentage points to 4.01%. 4

Portfolio Strategy

The Fund’s relatively short duration hurt performance during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. On September 30, 2010, the Fund’s duration was 0.25 years while the passive benchmark’s duration was 0.90 years. Treasury bonds of all maturities rallied during the reporting period, which hurt the performance of funds with relatively short durations.

The Fund’s fixed-rate corporate bond allocation delivered stronger returns than Treasuries during the first nine months of the reporting period. These investments gave back all of their gains and more when investment-grade and high-yield bonds sold off quite dramatically during the last three months of the reporting period.

The weaker performance of the Fund’s corporate bonds was offset, in part, by the portfolio’s holdings of commercial mortgage-backed bonds, which performed well during the reporting period. These are almost entirely high-quality bonds that have very short average maturities.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 7

The Fund uses Treasury futures to hedge its interest rate position.

Outlook

We expect the rest of 2011 to unfold with financial markets fitfully trying to understand and adjust to the ongoing debt struggles of the major western nations and Japan. Policymakers’ decisions will continue to have great potential to move global financial markets. Government footprints in credit markets will remain large. The U.S. gross domestic product growth rate is likely to remain modest and choppy as the country continues to recover from the severe financial crisis of 2007 through 2009. History suggests that recovery from a severe financial crisis that was rooted in excessive debt will

CALVERT ULTRA-SHORT INCOME FUND
September 30, 2011
Average Annual Total Returns

CLASS A SHARES	(with max. load)
One year	-1.03%
Since inception (10/31/2006)	3.45%

CLASS Y SHARES*
One year	0.47%
Since inception (10/31/2006)	3.79%

*Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would take several more years at least. It have been different. also indicates that rates of economic growth and consumer price inflation will tend to run below pre-crisis averages. This does not, however, preclude stretches of stronger growth, something markets have heavily discounted.

Within this bigger picture, we expect the issues that have driven markets in 2011 to remain intact. First, the potential for very slow U.S. economic growth remains high, and there is a higher risk of recession amid tightening U.S. fiscal policy and little additional capacity for strong monetary stimulus. Second, it is likely that we will experience ongoing financial market volatility stemming from the euro-area debt crisis. Finally, tighter monetary policies in emerging countries may constrain global growth. As investors’ perceptions of these factors change, markets will react, at times sharply. We expect to experience generally heightened levels of financial market volatility. There is potential for acute bouts of great volatility. We will continue to try to shield investors from sharp price declines, while keeping in mind that attractive investment opportunities can emerge from great market tumult.

October 2011

1 Calculated based on data from the Commerce Department and the Wall Street Journal Survey of Economic Forecasters.

2 Bureau of Labor Statistics

3 Barclays Capital

4 Source for all interest rates: Federal Reserve H.15 report

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 8

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.08%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 9

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 10

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$992.60	$4.45
Hypothetical	$1,000.00	$1,020.61	$4.51
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$994.30	$3.30
Hypothetical	$1,000.00	$1,021.76	$3.35
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.89% and 0.66% for Class A and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund: We have audited the accompanying statement of net assets of the Calvert Ultra-Short Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2011

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 12

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2011

	PRINCIPAL
ASSET-BACKED SECURITIES - 16.8%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
0.272%, 12/6/13 (r)	$2,611,913	$2,606,115
5.53%, 1/6/14	424,642	424,971
1.18%, 2/6/14	1,069,184	1,070,380
0.302%, 4/7/14 (r)	1,671,714	1,667,983
5.55%, 4/7/14	268,916	273,845
5.56%, 6/6/14	793,993	816,056
5.222%, 1/6/15 (r)	537,042	553,543
Americredit Prime Automobile Receivable:
5.62%, 9/8/14	2,000,000	2,009,498
0.726%, 3/8/16 (r)	6,302,001	6,296,899
Bank of America Auto Trust, 2.67%, 7/15/13 (e)	958,728	963,087
Bear Stearns Asset Backed Securities Trust, 0.455%, 12/25/35 (r)	1,087,962	1,052,045
Capital Auto Receivables Asset Trust:
5.15%, 9/17/12	1,966,449	1,983,350
6.57%, 9/16/13 (e)	2,875,000	2,939,690
0.509%, 2/18/14 (r)	12,119	12,118
5.76%, 2/18/14 (e)	3,000,000	3,050,095
6.51%, 2/18/14 (e)	3,000,000	3,099,517
5.21%, 3/17/14	908,738	916,552
5.30%, 5/15/14	524,126	530,835
Capital One Auto Finance Trust, 5.23%, 7/15/14	2,332,403	2,358,644
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.396%, 2/25/30	305,980	306,960
CIT Equipment Collateral, 3.07%, 8/15/16 (e)	183,151	183,626
CPS Auto Trust:
6.48%, 7/15/13 (e)	1,556,383	1,591,114
5.05%, 11/15/13 (e)	534,141	536,669
5.92%, 5/15/14 (e)	531,175	543,328
DT Auto Owner Trust:
0.99%, 12/17/12 (e)	2,040,486	2,040,556
2.36%, 4/15/13 (e)	815,000	816,170
0.99%, 5/15/13 (e)	1,690,377	1,690,173
0.96%, 1/15/14 (e)	2,882,714	2,880,339
Fifth Third Auto Trust, 4.81%, 1/15/13	359,780	361,612
Ford Credit Auto Owner Trust, 7.05%, 12/15/13 (e)	3,000,000	3,034,824
Franklin Auto Trust, 7.16%, 5/20/16 (e)	2,000,000	2,082,317
Harley-Davidson Motorcycle Trust, 5.23%, 3/15/14	1,000,000	1,018,910
JPMorgan Auto Receivables Trust:
5.14%, 12/15/14 (e)	31,344	31,401
5.22%, 7/15/15 (e)	83,228	83,347
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	1,584,927	1,595,603

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL
ASSET-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Navistar Financial Corp Owner Trust, 1.47%, 10/18/12 (e)	$1,784,725	$1,786,308
Santander Consumer Acquired Receivables Trust, 0.91%, 11/15/13 (e).	2,118,498	2,118,748
Santander Drive Auto Receivables Trust:
1.36%, 3/15/13	3,264,051	3,268,143
1.01%, 7/15/13 (e)	6,289,304	6,292,681
1.37%, 8/15/13 (e)	10,003,853	10,021,874
2.10%, 9/15/14 (e)	1,570,000	1,569,239
Triad Auto Receivables Owner Trust, 0.285%, 2/12/14 (r)	2,508,013	2,495,639

Total Asset-Backed Securities (Cost $79,206,354)		78,974,804

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATLEY ORIGINATED) - 0.5%
Adjustable Rate Mortgage Trust, 1.035%, 2/25/35 (r)	2,491	2,323
Chase Mortgage Finance Corp.:
2.755%, 2/25/37 (r)	389,288	331,927
2.766%, 2/25/37 (r)	230,990	211,156
Impac CMB Trust:
1.015%, 10/25/34 (r)	3,314	2,683
0.975%, 11/25/34 (r)	23,005	18,525
0.755%, 4/25/35 (r)	4,167	3,051
0.775%, 5/25/35 (r)	294,339	207,503
JP Morgan Mortgage Trust, 4.991%, 7/25/35 (r)	94,742	92,956
Merrill Lynch Mortgage Investors, Inc., 2.762%, 12/25/35 (r)	95,465	93,274
MLCC Mortgage Investors, Inc.:
0.975%, 3/25/28 (r)	20,129	17,315
0.465%, 4/25/29 (r)	326,998	281,463
0.795%, 7/25/29 (r)	13,696	11,868
0.465%, 3/25/30 (r)	6,218	5,178
Sequoia Mortgage Trust, 0.551%, 11/20/34 (r)	28,520	23,258
WaMu Mortgage Pass Through Certificates, 2.501%, 10/25/35 (r)	1,000,000	816,226

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,012,205)		2,118,706

COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.0%
Asset Securitization Corp.:
6.921%, 2/14/43 (r)	4,000,000	4,176,250
6.941%, 2/14/43 (r)	738,000	770,753
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
6.186%, 6/11/35	3,248,096	3,256,353
4.576%, 7/10/42	464,356	469,313
4.783%, 7/10/43 (r)	3,788,791	3,826,637
5.118%, 7/11/43	2,506,324	2,524,916
Bear Stearns Commercial Mortgage Securities:
4.72%, 11/11/35 (r)	5,204,887	5,291,419
6.46%, 10/15/36	1,625,197	1,639,246
4.83%, 8/15/38	3,000,000	3,058,203
Chase Manhattan Bank-First Union National Bank,
6.40%, 8/15/31 (e)	1,446,093	1,498,342

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 14

COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	PRINCIPAL
	AMOUNT	VALUE
Commercial Mortgage Acceptance Corp., 6.21%, 7/15/31 (e)	$3,000,000	$3,075,231
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	5,600,000	5,898,726
Credit Suisse First Boston Mortgage Securities Corp.:
5.603%, 7/15/35	7,652,319	7,772,292
4.94%, 12/15/35	950,000	974,910
4.70%, 8/15/36	261,271	262,212
6.387%, 8/15/36	243,419	243,128
3.936%, 5/15/38	2,000,000	2,052,204
First Union National Bank Commercial Mortgage:
6.223%, 12/12/33	206,541	206,372
6.141%, 2/12/34	2,477,727	2,489,494
GE Capital Commercial Mortgage Corp.:
5.349%, 8/11/36	2,000,000	2,037,256
4.996%, 12/10/37	4,723,676	4,828,173
6.07%, 6/10/38	52,591	52,549
GMAC Commercial Mortgage Securities, Inc.:
6.70%, 4/15/34	616,591	615,677
5.713%, 10/15/38	1,353,357	1,369,463
6.278%, 11/15/39	161,030	160,768
4.646%, 4/10/40	45,808	46,304
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	2,472,433	2,486,103
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	7,372,136	7,411,600
6.465%, 11/15/35	1,939,179	1,936,990
4.275%, 1/12/37	1,444,000	1,454,993
LB-UBS Commercial Mortgage Trust:
4.51%, 12/15/29	212,754	212,768
5.594%, 6/15/31	1,814,500	1,841,431
4.853%, 9/15/31	2,700,000	2,756,940
Merrill Lynch Mortgage Trust:
5.619%, 7/12/34	813,727	823,813
4.892%, 2/12/42	780,554	787,790
Morgan Stanley Capital I:
4.52%, 12/13/41	1,016,942	1,016,234
5.007%, 1/14/42	217,085	218,059
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	1,000,000	996,352
6.51%, 4/15/34	1,625,225	1,633,248
5.74%, 12/15/35	951,727	966,250
5.98%, 1/15/39	3,208,928	3,250,041
Salomon Brothers Mortgage Securities VII, Inc., 4.467%, 3/18/36	4,114,308	4,134,954
Wachovia Bank Commercial Mortgage Trust:
6.287%, 4/15/34	1,570,928	1,587,107
4.566%, 4/15/35	1,575,523	1,624,064
5.23%, 7/15/41 (r)	113,865	114,108
4.612%, 5/15/44	114,668	116,170

Total Commercial Mortgage-Backed Securities (Cost $95,755,752)		93,965,206

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - 49.6%	AMOUNT	VALUE
Achmea Hypotheekbank NV, 0.607%, 11/3/14 (e)(r)	$750,000	$747,848
Alcoa, Inc., 6.00%, 1/15/12	2,000,000	2,024,553
Allegheny Technologies, Inc., 8.375%, 12/15/11	1,240,000	1,252,400
Ally Financial, Inc.:
6.00%, 12/15/11 (e)	3,000,000	2,996,250
6.00%, 12/15/11	2,004,000	2,001,495
6.625%, 5/15/12	1,250,000	1,250,000
1.75%, 10/30/12	1,000,000	1,015,666
0.35%, 12/19/12 (r)	600,000	600,336
American Airlines Pass Through Trust:
7.858%, 10/1/11 (b)	2,850,000	2,852,565
Series 2001-2, Class A, 7.858%, 4/1/13	4,075,000	4,072,962
American Express Bank FSB:
0.369%, 5/29/12 (r)	1,000,000	994,952
0.375%, 6/12/12 (r)	1,500,000	1,492,706
American Express Credit Corp., 0.355%, 2/24/12 (r)	380,000	379,057
American Express Travel Related Services Co., Inc.,
5.25%, 11/21/11 (e)	185,000	186,030
American International Group, Inc., 4.25%, 9/15/14	1,000,000	975,078
Anadarko Petroleum Corp., 6.375%, 9/15/17	1,000,000	1,118,675
Anheuser-Busch InBev Worldwide, Inc., 1.088%, 3/26/13 (r)	3,000,000	3,019,831
ANZ National International Ltd., 1.351%, 12/20/13 (e)(r)	1,000,000	1,002,157
ArcelorMittal, 3.75%, 3/1/16	1,000,000	934,701
AT&T, Inc., 2.40%, 8/15/16	2,000,000	2,017,931
Australia & New Zealand Banking Group Ltd., 0.552%,
10/21/11 (e)(r)	1,000,000	999,857
Bank of America Corp.:
0.553%, 4/30/12 (r)	500,000	501,285
1.796%, 7/11/14 (r)	1,500,000	1,335,738
0.509%, 10/14/16 (r)	2,000,000	1,548,591
Bank of Montreal, 0.723%, 4/29/14 (r)	4,000,000	3,981,177
Barclays Bank plc, 1.131%, 3/5/12 (e)(r)	425,000	425,147
Bear Stearns Co.’s LLC, 0.509%, 11/28/11 (r)	225,000	224,894
Berkshire Hathaway Finance Corp., 0.371%, 1/13/12 (r)	2,000,000	2,000,082
Cantor Fitzgerald LP, 6.375%, 6/26/15 (e)	1,820,000	1,845,038
Capital One Financial Corp.:
4.80%, 2/21/12	3,435,000	3,473,988
1.40%, 7/15/14 (r)	5,000,000	4,938,312
Cemex SAB de CV, 5.369%, 9/30/15 (e)(r)	4,000,000	2,600,039
Charter One Bank, 6.375%, 5/15/12	2,500,000	2,500,381
Citigroup, Inc.:
2.125%, 4/30/12	20,000,000	20,213,149
2.286%, 8/13/13 (r)	2,000,000	1,977,530
0.458%, 3/7/14 (r)	1,250,000	1,166,971
4.587%, 12/15/15	1,000,000	1,022,242
Continental Airlines, Inc.:
8.75%, 12/1/11	1,500,000	1,511,250
6.563%, 8/15/13	500,000	495,000
CVS Pass-Through Trust, 7.77%, 1/10/12 (e)	280,150	284,352
Daimler Finance North America LLC, 1.875%, 9/15/14 (e)	1,500,000	1,481,913
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	200,000	152,000

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 16

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
DISH DBS Corp., 6.375%, 10/1/11	$500,000	$500,000
Dominion Resources, Inc.:
5.20%, 1/15/16	972,000	1,082,225
2.669% to 9/30/11, floating rate thereafter to 9/30/66 (r)	797,000	707,337
Dow Chemical Co., 4.85%, 8/15/12	1,250,000	1,289,803
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	1,000,000	1,013,722
Enterprise Products Operating LLC:
7.625%, 2/15/12	3,000,000	3,073,035
3.20%, 2/1/16	1,000,000	1,022,534
EOG Company of Canada, 7.00%, 12/1/11 (e)	4,000,000	4,035,776
Fifth Third Bank, 0.402%, 5/17/13 (r)	2,560,000	2,506,927
Fleet Capital Trust V, 1.35%, 12/18/28 (r)	1,000,000	603,201
Ford Motor Credit Co. LLC:
7.25%, 10/25/11	2,550,000	2,550,000
2.996%, 1/13/12 (r)	3,055,000	3,047,362
7.50%, 8/1/12	2,750,000	2,811,875
Forest Oil Corp., 8.00%, 12/15/11	5,000,000	5,006,250
Fort Knox Military Housing Privatization Project, 0.569%,
2/15/52 (b) (e)(r)	2,100,000	1,260,000
FUEL Trust:
4.207%, 4/15/16 (e)	1,500,000	1,472,875
3.984%, 12/15/22 (e)	1,500,000	1,457,912
GameStop Corp., 8.00%, 10/1/12	441,000	441,000
General Electric Capital Corp., 0.471%, 6/20/13 (r)	1,000,000	987,617
General Motors Corp. Escrow (b)*	500,000	3,750
Georgia-Pacific LLC, 9.50%, 12/1/11	1,500,000	1,518,750
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	120,000	30,300
3.046%, 4/20/10 (e)(r)(y)*	50,000	13,000
3.226%, 1/21/11 (e)(r)(y)*	30,000	7,200
Goldman Sachs Group, Inc., 0.522%, 11/9/11 (r)	500,000	500,023
Hewlett-Packard Co.:
1.90%, 9/19/14 (r)	2,000,000	2,002,803
5.40%, 3/1/17	1,000,000	1,106,066
HSBC Bank plc, 1.05%, 1/17/14 (e)(r)	1,500,000	1,498,224
ING Bank NV, 1.57%, 10/18/13 (e)(r)	2,000,000	1,972,555
International Business Machines Corp., 0.304%, 11/4/11 (r)	1,000,000	1,000,025
Johnson & Johnson, 0.376%, 5/15/14 (r)	3,000,000	3,002,855
JPMorgan Chase & Co.:
0.577%, 6/15/12 (r)	300,000	300,576
1.053%, 1/24/14 (r)	4,000,000	3,940,337
Lockheed Martin Corp., 2.125%, 9/15/16	1,000,000	993,512
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12	4,000,000	4,055,000
Mandalay Resort Group, 6.375%, 12/15/11	1,000,000	1,002,500
Manufacturers & Traders Trust Co., 1.746%, 4/1/13 (r)	2,700,000	2,680,365
Masco Corp., 4.80%, 6/15/15	750,000	725,697
Medco Health Solutions, Inc., 7.25%, 8/15/13	75,000	82,004
Merrill Lynch & Co., Inc.:
6.05%, 8/15/12	2,500,000	2,508,818
1.107%, 9/15/26 (r)	300,000	188,823
MetLife, Inc., 0.685%, 6/29/12 (r)	600,000	601,861
Metropolitan Life Global Funding I, 0.597%, 3/15/12 (e)(r)	800,000	798,522
Mirabela Nickel Ltd., 8.75%, 4/15/18 (e)	500,000	419,824

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Morgan Stanley:
0.555%, 2/10/12 (r)	$200,000	$200,215
1.233%, 4/29/13 (r)	5,000,000	4,731,298
National Australia Bank Ltd., 0.966%, 4/11/14 (e)(r)	2,000,000	1,998,448
Nationwide Building Society, 0.472%, 5/17/12 (e)(r)	600,000	599,885
Nova Chemicals Corp., 6.50%, 1/15/12	2,500,000	2,500,000
Offshore Group Investments Ltd., 11.50%, 8/1/15	250,000	261,217
OPTI Canada, Inc., 9.00%, 12/15/12 (e)	1,000,000	1,017,500
PNC Funding Corp.:
0.393%, 1/31/12 (r)	1,000,000	998,245
0.453%, 1/31/14 (r)	1,000,000	982,526
Pricoa Global Funding I, 0.353%, 1/30/12 (e)(r)	400,000	399,058
Prudential Holdings LLC, 1.225%, 12/18/17 (e)(r)	1,000,000	950,766
Quest Diagnostics, Inc., 1.208%, 3/24/14 (r)	1,000,000	1,001,304
Royal Bank of Canada, 3.125%, 4/14/15 (e)	2,000,000	2,121,499
SABMiller plc, 6.50%, 7/1/16 (e)	1,000,000	1,190,762
Sanofi SA, 0.413%, 3/28/12 (r)	3,000,000	3,001,667
Seagate Technology HDD Holdings, 6.375%, 10/1/11	3,100,000	3,100,000
Senior Housing Properties Trust, 8.625%, 1/15/12	3,625,000	3,688,437
Skyway Concession Co. LLC, 0.649%, 6/30/17 (b)(e)(r)	60,000	54,276
Southern Co., 0.652%, 10/21/11 (r)	1,000,000	1,000,000
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	500,000	478,750
Sprint Capital Corp., 8.375%, 3/15/12	1,550,000	1,569,375
SSIF Nevada LP, 0.949%, 4/14/14 (e)(r)	7,000,000	6,999,769
Stadshypotek AB, 0.919%, 9/30/13 (e)(r)	2,000,000	1,999,972
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 5/1/12	500,000	513,750
SunTrust Bank:
0.408%, 5/21/12 (r)	2,000,000	1,978,123
0.598%, 8/24/15 (r)	750,000	685,715
SunTrust Banks, Inc., 3.60%, 4/15/16	500,000	502,983
SunTrust Capital I, 0.96%, 5/15/27 (r)	1,000,000	795,643
Svenska Handelsbanken AB, 1.343%, 9/14/12 (e)(r)	700,000	699,956
TD Ameritrade Holding Corp., 2.95%, 12/1/12	1,000,000	1,020,542
Telefonica Emisiones SAU:
0.594%, 2/4/13 (r)	3,320,000	3,181,356
2.582%, 4/26/13	5,000,000	4,834,329
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	500,000	54,300
2/15/45 (b)(e)	551,416	85,525
Toronto-Dominion Bank:
0.432%, 7/26/13 (r)	2,000,000	1,995,488
0.549%, 7/14/14 (r)	3,000,000	3,000,684
Transocean, Inc., 1.50%, 12/15/37	1,000,000	996,862
Travelers Insurance Company Ltd., 0.499%, 12/8/11 (r)	250,000	249,694
UDR, Inc., 5.00%, 1/15/12	1,500,000	1,513,226
Union Pacific Railroad Co. 2004 Pass Through Trust, 5.214%,
9/30/14 (e)	370,000	408,111
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,522,687
VF Corp., 1.058%, 8/23/13 (r)	2,000,000	2,001,707
Volkswagen International Finance NV, 0.696%, 10/1/12 (e)(r)	3,000,000	2,998,458
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	1,000,000	820,000
Wells Fargo & Co., 0.567%, 6/15/12 (r)	500,000	500,043

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 18

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Western Union Co., 0.913%, 3/7/13 (r)	$3,000,000	$3,010,098
Westpac Banking Corp.:
0.552%, 10/21/11 (e)(r)	750,000	749,976
1.099%, 3/31/14 (e)(r)	2,000,000	1,999,971
Xerox Corp., 1.11%, 5/16/14 (r)	1,000,000	990,822
Xstrata Finance Canada Ltd., 5.50%, 11/16/11 (e)	2,000,000	2,007,152
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,108,223

Total Corporate Bonds (Cost $235,207,730)		232,507,363

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.0%
AgFirst FCB, 8.393% to 12/15/11, floating rate
thereafter to 12/15/16 (r)	4,655,000	4,526,988
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	300,000	192,000

Total U.S. Government Agencies and Instrumentalities
(Cost $4,778,554)		4,718,988

U.S. TREASURY - 2.0%
United States Treasury Notes:
1.00%, 8/31/16	1,390,000	1,393,041
2.125%, 8/15/21	7,575,000	7,707,563

Total U.S. Treasury (Cost $9,025,190)		9,100,604

MUNICIPAL OBLIGATIONS - 1.8%
California Pollution Control Financing Authority Revenue
VRDN, 0.12%, 11/1/26 (r)	8,490,000	8,490,000
CIDC-Hudson House LLC New York Revenue VRDN,
0.65%, 12/1/34 (r)	50,000	50,000

Total Municipal Obligations (Cost $8,540,000)		8,540,000

FLOATING RATE LOANS(d) - 0.5%
Clear Channel Communications, Inc. Term Loan Tranche B,
3.889%, 1/28/16 (r)	1,928,051	1,369,157
Syniverse Holdings, Inc., Term Loan, 5.25%, 12/21/17 (r)	992,500	975,545

Total Floating Rate Loans (Cost $2,783,633)		2,344,702

TIME DEPOSIT - 6.5%
State Street Time Deposit, 0.113%, 10/3/11	30,601,703	30,601,703

Total Time Deposit (Cost $30,601,703)		30,601,703

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 19

U.S. GOVERNMENT AGENCY	PRINCIPAL
MORTGAGE-BACKED SECURITIES - 0.3%	AMOUNT	VALUE
Fannie Mae, 3.50%, 12/1/41	$1,500,000	$1,536,328

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $1,550,508)		1,536,328

EQUITY SECURITIES - 0.2%	SHARES
General Motors Co.:
Warrants (strike price $10.00/share, expire 7/10/16)*	1,811	21,080
Warrants (strike price $18.33/share, expire 7/10/19)*	1,811	14,361
Woodbourne Capital, Trust II, Preferred (b)(e)	1,000,000	660,000

Total Equity Securities (Cost $472,820)		695,441

TOTAL INVESTMENTS (Cost $469,934,449) - 99.2%		465,103,845
Other assets and liabilities, net - 0.8%		3,984,663
NET ASSETS - 100%		$469,088,508

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,852,785 shares outstanding		$386,317,841
Class Y: 5,563,471 shares outstanding		87,494,735
Undistributed net investment income		33,461
Accumulated net realized gain (loss) on investments		(2,903)
Net unrealized appreciation (depreciation) on investments		(4,754,626)

NET ASSETS		$469,088,508

NET ASSET VALUE PER SHARE:
Class A (based on net assets of $383,101,823)		$15.41
Class Y (based on net assets of $85,986,685)		$15.46

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 20

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	20	12/11	$2,601,875	$14,509

Sold:
2 Year U.S. Treasury Notes	239	12/11	$52,628,547	$70,803
5 Year U.S. Treasury Notes	206	12/11	25,231,781	(9,334)
Total Sold				$61,469

(b)	This security was valued by the Board of Trustees. See Note A.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contrac- tual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end.
Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.
*	Non-income producing security.

Abbreviations:
FCB: Farm Credit Bank
FSB: Federal Savings Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 21

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$8,562,535
Dividend income	27,641
Total investment income	8,590,176

Expenses:
Investment advisory fee	1,177,401
Administrative fees	981,168
Transfer agency fees and expenses	614,181
Distribution Plan expenses:
Class A	820,178
Trustees’ fees and expenses	22,201
Custodian fees	79,563
Accounting fees	59,806
Registration fees	52,066
Reports to shareholders	74,063
Professional fees	24,274
Miscellaneous	14,353
Total expenses	3,919,254
Reimbursement from Advisor:
Class A	(564,705)
Fees paid indirectly	(1,693)
Net expenses	3,352,856

NET INVESTMENT INCOME	5,237,320

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,932,985
Futures	(360,247)
2,572,738

Change in unrealized appreciation (depreciation) on:
Investments	(8,393,781)
Futures	277,242
(8,116,539)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	(5,543,801)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($306,481)

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 22

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$5,237,320	$3,051,099
Net realized gain (loss) on investments	2,572,738	1,574,203
Change in unrealized appreciation (depreciation)	(8,116,539)	1,413,311

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(306,481)	6,038,613

Distributions to shareholders from:
Net investment income:
Class A shares	(6,513,468)	(2,657,904)
Class Y shares	(1,395,530)	(138,380)
Net realized gain:
Class A shares	(1,414,272)	(728,246)
Class Y shares	(231,350)	—
Total distributions	(9,554,620)	(3,524,530)

Capital share transactions:
Shares sold:
Class A shares	363,795,209	263,983,680
Class Y shares	96,116,960	43,789,323
Reinvestment of distributions:
Class A shares	6,833,579	2,918,935
Class Y shares	965,039	67,565
Redemption fees:
Class A shares	3,183	2,171
Class Y shares	3,644	1,592
Shares redeemed:
Class A shares	(220,623,751) (121,841,396)
Class Y shares	(46,667,801)	(6,782,437)
Total capital share transactions	200,426,062	182,139,433

TOTAL INCREASE (DECREASE) IN NET ASSETS	190,564,961	184,653,516

NET ASSETS
Beginning of year	278,523,547	93,870,031
End of year (including undistributed net investment income of $33,461 and $27,618, respectively)
	$469,088,508	$278,523,547

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Shares sold:
Class A shares	23,242,091	16,841,241
Class Y shares	6,123,174	2,782,351
Reinvestment of distributions:
Class A shares	437,209	186,214
Class Y shares	61,664	4,278
Shares redeemed:
Class A shares	(14,121,153)	(7,758,030)
Class Y shares	(2,978,750)	(429,246)
Total capital share activity	12,764,235	11,626,808

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 24

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class Y shares of beneficial interest. Class Y shares commenced operations on May 28, 2010. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $5,152,716 or 1.1% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For

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corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	Valuation Inputs

INVESTMENTS IN SECURITIES	level 1	level 2	level 3		total
Equity securities	$35,441	$660,000	-		$695,441
Asset-backed securities	-	78,974,804	-		78,974,804
Collateralized mortgage-backed
obligations	-	2,118,706	-		2,118,706
Commercial mortgage-backed
securities	-	93,965,206	-		93,965,206
Corporate debt	-	232,367,538	$139,825		232,507,363
Municipal obligations	-	8,540,000	-		8,540,000
U.S. government obligations	-	15,355,920	-		15,355,920
Other debt obligations	-	32,946,405	-		32,946,405
TOTAL	$35,441	$464,928,579	$139,825	**	$465,103,845
Other financial instruments*	$75,978	-	-		$75,978

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

**Level 3 Securities represents 0.03% of net assets.

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Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The

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Fund’s futures contracts, at period end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 124 contracts and $23,445,127 weighted average notional value. The quarterly weighted average contracts and notional values were as follows:

QUARTER	WEIGHTED AVERAGE CONTRACTS	WEIGHTED AVERAGE NOTIONAL VALUE
1st Quarter	189	$8,858,637
2nd Quarter	32	731,022
3rd Quarter	5	3,576,097
4th Quarter	28	10,279,371

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assts of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 21.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets

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and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets, and .29% of all assets above $1 billion. Under the terms of the agreement, $117,521 was payable at year end. In addition, $44,338 was payable at year end for operating expenses paid by the Advisor during September 2011.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is .89% for Class A and .84% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A and Y based on their average daily net assets. Under the terms of the agreement, $97,934 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $79,875 was payable at year end.

CID received $112,960 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $72,877 for the year ended September 30, 2011. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent. Under the terms of the agreement, $7,214 was payable at year end.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $722,509,332 and $425,791,733, respectively. U.S. government security purchases and sales were $215,214,879 and $217,515,542, respectively.

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The tax character of dividends and distributions paid during the periods ended September 30, 2011 and September 30, 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary income	$9,239,771	$3,524,530
Long term capital gain	314,849	-
Total	$9,554,620	$3,524,530

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,318,940
Unrealized (depreciation)	(6,174,806)
Net unrealized appreciation/(depreciation)	($4,855,866)

Undistributed ordinary income	$33,461
Undistributed long term capital gain	$98,337

Federal income tax cost of investments	$469,959,712

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	$2,677,521
Accumulated net realized gain (loss)	(2,677,845)
Paid-in capital	324

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$15,557	1.50%	$1,458,867	January 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended September 30, 2011, in order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $314,849 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aformentioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2012 for use in preparing 2011 income tax returns.

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FINANCIAL HIGHLIGHTS

		Years ended
		September 30,	September 30,
Class A Shares		2011	2010
Net asset value, beginning		$15.77	$15.58
Income from investment operations:
Net investment income		.22	.21
Net realized and unrealized gain (loss)		(.19)	.27
Total from investment operations		.03	.48
Distributions from:
Net investment income		(.31)	(.20)
Net realized gain		(.08)	(.09)
Total distributions		(.39)	(.29)
Total increase (decrease) in net asset value		(.35)	.19
Net asset value, ending		$15.41	$15.77

Total return*		.23%	3.07%
Ratios to average net assets: A
Net investment income		1.31%	1.46%
Total expenses		1.06%	1.08%
Expenses before offsets		.89%	.89%
Net expenses		.89%	.89%
Portfolio turnover		208%	268%
Net assets, ending (in thousands)		$383,102	$241,254

	Periods ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007	^
Net asset value, beginning	$14.97	$15.04	$15.00
Income from investment operations:
Net investment income	.34	.60	.61
Net realized and unrealized gain (loss)	.60	.04	.03
Total from investment operations	.94	.64	.64
Distributions from:
Net investment income	(.30)	(.61)	(.60)
Net realized gain	(.03)	(.10)	—
Total distributions	(.33)	(.71)	(.60)
Total increase (decrease) in net asset value	.61	(.07)	.04
Net asset value, ending	$15.58	$14.97	$15.04

Total return*	6.42%	4.34%	4.34%
Ratios to average net assets: A
Net investment income	2.36%	3.57%	4.52	% (a)
Total expenses	1.26%	2.09%	3.90	% (a)
Expenses before offsets	.93%	.92%	1.05	% (a)
Net expenses	.89%	.89%	.89	% (a)
Portfolio turnover	300%	475%	506%
Net assets, ending (in thousands)	$93,870	$27,333	$3,256

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Periods ended
	September 30,	September30,
Class Y Shares	2011	2010	^^
Net asset value, beginning	$15.81	$15.67
Income from investment operations:
Net investment income	.26	.07
Net realized and unrealized gain (loss)	(.19)	.14
Total from investment operations	.07	.21
Distributions from:
Net investment income	(.34)	(.07)
Net realized gain	(.08)	—
Total distributions	(.42)	(.07)
Total increase (decrease) in net asset value	(.35)	.14
Net asset value, ending	$15.46	$15.81

Total return*	.47%	1.35%
Ratios to average net assets: A
Net investment income	1.47%	1.69	% (a)
Total expenses	.67%	.75	% (a)
Expenses before offsets	.67%	.75	% (a)
Net expenses	.67%	.75	% (a)
Portfolio turnover	208%	62%
Net assets, ending (in thousands)	$85,987	$37,270

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.
^	From October 31, 2006, inception.
^^	From May 28, 2010, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams  AGE: 60

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	11	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The ICE Organization • Impact Assets
OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1979	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
ULTRA-SHORT	FAMILY OF FUNDS	Enhanced Equity Portfolio
INCOME FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE
OF CONTENTS

4 President’s Letter
6 Portfolio Management Discussion
11 Shareholder Expense Example
13 Report of Independent Registered Public Accounting Firm
14 Schedule of Investments
18 Statement of Assets and Liabilities
19 Statement of Operations
20 Statements of Changes in Net Assets
22 Notes to Financial Statements
30 Financial Highlights
32 Explanation of Financial Tables
34 Proxy Voting and Availability of Quarterly Portfolio Holdings
36 Trustee and Officer Information Table

Dear Shareholder:

After a relatively strong finish to 2010 and start of the new year, the U.S. economy lost its footing in summer 2011. Hope for a second-half rebound gave way to concerns that we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

Corporate bonds performed well for the first nine months of the reporting period but experienced a sharp sell-off in the final months amid significant volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries in spite of the downgrade and very low yields. Following the downgrade, the Federal Reserve stated that it plans to keep short-term interest rates at very low levels through at least the middle of 2013.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences from then. Despite recent events, markets are still generally ahead of where they were, as the Barclays Capital U.S. Credit Index gained an annualized 11.74% for the three-year period ended September 30, 2011.

Three years ago, we told you that soaring demand for Treasury securities had driven three-month Treasury bill yields to 0.92% as of September 30, 2008, which was then the lowest level since World War II. The flight to quality among the economic uncertainty has continued to drive demand for Treasuries at times since then, and the three-month Treasury bill yield stood even lower, at 0.02%, on September 30, 2011.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes rose four points to 18 for October 2011, which some analysts interpret as a sign that pockets of housing recovery are starting to emerge across the country. In addition, this index reading is four points higher than its level in October 2008.2 Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and industries heavily tied to oil. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it had fallen 12% by June from its record high in September 2007.3 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is hap-

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 4

pening. In the meantime, your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Key Management Changes for Taxable Bond Funds

Matthew Duch and Michael Abramo are moving up to lead the management of our existing taxable bond funds. Both have been on Calvert’s taxable bond portfolio management team for more than five years. They are committed to maintaining Calvert’s longstanding team approach and investment strategies, and we’re confident they’ll continue to serve investors well.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of financial markets.

In times like these, it’s best to stay the course, maintaining an appropriate and well-diversified mix of U.S. and international stocks, bonds, and cash for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 National Association of Home Builders/Wells Fargo Housing Market Index (HMI)

3 Center for American Progress, Economic Snapshot for September 2011

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 5

CALVERT GOVERNMENT FUND September 30, 2011 Investment Performance (Total Return at NAV*)
	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	4.39%	6.58%
Class C	3.88%	5.55%
Class I**	4.49%	6.67%
Barclays Capital U.S.
Government Index	8.20%	5.58%
Lipper General U.S.
Government Funds
Average	8.30%	5.70%

Sec Yields
	30 days ended
9/30/11		9/30/10
Class A	0.50%	0.63%
Class C	(0.47%)	(0.31%)

Performance

For the 12-month period ended September Class I 0.82% NA 30, 2011, Calvert Government Fund’s Class A Shares (at NAV) returned 6.58% compared to 5.58% for its benchmark, the Barclays Capital U.S. Government Index. The Fund delivered very strong performance during the first half of the reporting period when it benefitted from an overweight position in government agency bonds and an out-of-index allocation to corporate securities. The Fund was positioned to benefit from a flattening yield curve.

Investment Climate

The 12-month period that ended September 30, 2011 was marked by unexpected turns and financial market volatility. U.S. economic growth slowed to an estimated 1.5% annual rate during the reporting period,1 while the inflation rate rose. The core consumer price index (CPI) annual rate was 2.0% by August 2011.2 After completing its second round of quantitative easing (known as QE2), the Federal Reserve (Fed) was expected to move to the sidelines. However, it proceeded to introduce

*Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

** See note on page 8 regarding Class I shares.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 6

two additional easing measures. In August, shortly after QE2 ended, the Fed announced that it would extend the promise of near-zero short-term interest rates perhaps until mid-2013. Then, in September, the Fed introduced “operation twist,” a program to sell $400 billion of shorter-maturity Treasuries and buy longer-maturity Treasuries with the proceeds.

After a period of calm, the euro-area debt crisis surged to the forefront of investors’ concerns once again in mid-2011. Widespread unease about the effects of sovereign debt on European banks flowed over into non-European markets. This made for a rough trading summer, as stocks and bonds with credit risk fell. The U.S. Congress’s mid-year flirt with voluntary default on U.S. government debt heightened investors’ anxiety. Policy tightening by central banks in emerging countries, where stronger growth has pushed inflation higher, also contributed to concerns about global growth.

CALVERT GOVERNMENT FUND
September 30, 2011

% of Total
Economic Sectors	Investments
Asset Backed Securities	2.0%
Communications	0.8%
Consumer, Cyclical	2.1%
Energy	0.4%
Financials	27.6%
Government	60.2%
Industrials	0.2%
Mortgage Securities	5.1%
Technology	0.3%
Time Deposit	1.3%
Total	100%

In this uncertain environment, major U.S. bond market sector indices delivered positive returns for the reporting period.3 Interest rates generally moved lower over the 12-month period. The three-month Treasury bill yield fell to 0.02% from 0.16%. The benchmark 10-year Treasury note yield declined 0.61 percentage points to finish the reporting period at 1.92%. The average yield for Moody’s Baa-rated corporate bonds was 5.22% at the end of September 2011, down 0.36 percentage points. Finally, the average rate on a 30-year conventional mortgage fell 0.31 percentage points to 4.01%.4

Portfolio Strategy

The Fund had a short relative duration strategy at the start of the reporting period, which drove strong relative returns through early April 2011. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. From September 2010 through March 2011, the Fund’s short duration helped performance as yields on five- to seven-year Treasury bonds rose by 100 basis points (a basis point is 0.01 percentage points). Yields on two- and 30-year bonds also increased, but to a lesser degree. During the first half of the reporting period, the portfolio had less exposure to the intermediate part of the yield curve and more exposure to bonds with maturities of 10 or more years, which also helped relative performance.

The Fund’s positions in agency and corporate bonds helped performance, as both sectors significantly outperformed Treasuries during the first half of the reporting period. The portfolio had more exposure to government agency bonds than its benchmark during the

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 7

period. On September 30, 2010, approximately 60% of the Fund was invested in agency bonds, compared with just 18% of the passive benchmark index. Also, the Fund’s out-of-index position in corporate bonds, which accounted for about 13% of the portfolio at the start of the reporting period, helped performance.

During the latter half of the reporting period, returns were hurt by the Fund’s relatively short duration as well as its allocations to agency and corporate bonds. Treasury bonds rallied as concerns about Europe’s financial crisis deepened. Corporate bonds sold off sharply as investors opted for the security of Treasuries.

The Fund uses Treasury futures to hedge its interest rate position.

CALVERT
GOVERNMENT FUND
September 30, 2011
Average Annual Total Returns

Class A Shares	(with max. load)
One year	2.63%
Since inception (12/31/2008)	6.50%

Class C Shares	(with max. load)
One year	4.55%
Since inception (12/31/2008)	6.98%

Class I Shares*
One year	6.67%
Since inception (12/31/2008)	8.02%

Outlook

We expect the rest of 2011 to unfold with financial markets fitfully trying to understand and adjust to the ongoing debt struggles of the major western nations and Japan. Policymakers’ decisions will continue to have great potential to move global financial markets. Government footprints in credit markets will remain large. The U.S. gross domestic product growth rate is likely to remain modest and choppy as the country continues to recover from the severe financial crisis of 2007 through 2009. History suggests that recovery from a severe financial crisis that was rooted in excessive debt will take several more years at least. It also indicates that rates of economic growth and consumer price inflation will tend to run below pre-crisis averages. This does not, however, preclude stretches of stronger growth, something markets have heavily discounted.

Within this bigger picture, we expect the issues that have driven markets in 2011 to remain intact. First, the potential for very slow U.S. economic growth remains high, and there is a higher risk of recession amid tightening U.S. fiscal policy and little additional capacity for strong monetary stimulus. Second, it is likely that we will experience ongoing financial market volatility stemming from the euro-area debt crisis. Finally, tighter monetary policies in emerging countries may constrain global growth. As inves-

* Calvert Government Fund first offered Class I shares on April 30, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 8

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 3.81%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 9

tors’ perceptions of these factors change, markets will react, at times sharply. We expect to experience generally heightened levels of financial market volatility. There is potential for acute bouts of great volatility. We will continue to try to shield investors from sharp price declines, while keeping in mind that attractive investment opportunities can emerge from great market tumult.

October 2011

1 Calculated based on data from the Commerce Department and the Wall Sreet Journal Survey of Economic Forecasters

2 Bureau of Labor Statistics

3 Barclays Capital

4 Source for all interest rates: Federal Reserve H. 15 report

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 11

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$1,043.90	$5.33
Hypothetical	$1,000.00	$1,019.85	$5.27
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,038.80	$10.43
Hypothetical	$1,000.00	$1,014.84	$10.30
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$1,044.90	$3.74
Hypothetical	$1,000.00	$1,021.41	$3.70
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 2.04% and 0.73% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Government Fund: We have audited the accompanying statement of assets and liabilities of the Calvert Government Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Government Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2011

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
	PRINCIPAL
ASSET-BACKED SECURITIES - 2.0%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
5.55%, 4/7/14	$110,893	$112,926
5.56%, 6/6/14	77,087	79,229
Capital One Auto Finance Trust, 5.23%, 7/15/14	224,494	227,019
CPS Auto Trust, 5.92%, 5/15/14 (e)	59,019	60,370
Santander Drive Auto Receivables Trust:
1.01%, 7/15/13 (e)	144,499	144,576
1.37%, 8/15/13 (e)	126,248	126,475

Total Asset-Backed Securities (Cost $751,864)		750,595

FDIC GUARANTEED CORPORATE BONDS - 19.6%
Ally Financial, Inc.:
1.75%, 10/30/12	30,000	30,470
0.35%, 12/19/12 (r)	1,040,000	1,040,583
Bank of America Corp., 0.553%, 4/30/12 (r)	1,030,000	1,032,647
Citigroup, Inc., 2.125%, 4/30/12	500,000	505,329
Goldman Sachs Group, Inc., 0.522%, 11/9/11 (r)	1,030,000	1,030,047
JPMorgan Chase & Co., 0.577%, 6/15/12 (r)	1,030,000	1,031,976
MetLife, Inc., 0.685%, 6/29/12 (r)	850,000	852,636
Morgan Stanley, 0.555%, 2/10/12 (r)	1,030,000	1,031,105
Wells Fargo & Co., 0.567%, 6/15/12 (r)	840,000	840,073

Total FDIC Guaranteed Corporate Bonds (Cost $7,385,438)		7,394,866

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)- 0.0%
JP Morgan Mortgage Trust, 4.991%, 7/25/35 (r)	3,948	3,873
Merrill Lynch Mortgage Investors, Inc., 2.762%, 12/25/35 (r)	6,819	6,663

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $10,442)		10,536

COMMERICAL MORTGAGE-BACKED SECURITIES - 2.5%
Asset Securitization Corp., 6.941%, 2/14/43 (r)	240,000	250,651
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
4.783%, 7/10/43 (r)	75,776	76,533
Bear Stearns Commercial Mortgage Securities, 4.83%, 8/15/38	100,000	101,940
Citigroup Commercial Mortgage Trust, 4.38%, 10/15/41	42,318	42,308
GMAC Commercial Mortgage Securities, Inc., 5.713%, 10/15/38	266,234	269,402
Morgan Stanley Dean Witter Capital I, 5.98%, 1/15/39	42,786	43,334
Wachovia Bank Commercial Mortgage Trust:
4.566%, 4/15/35	105,035	108,271
5.23%, 7/15/41 (r)	67,703	67,848

Total Commercial Mortgage-Backed Securities (Cost $969,739)		960,287

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 14

PRINCIPAL
CORPORATE BONDS - 11.3%	AMOUNT	VALUE
Ally Financial, Inc., 6.00%, 12/15/11	$120,000	$119,850
American Airlines Pass Through Trust, 7.858%, 10/1/11 (b)	242,000	242,218
American Express Travel Related Services Co., Inc., 5.25%, 11/21/11 (e) 15,000		15,083
APL Ltd., 8.00%, 1/15/24 (b)	100,000	64,000
Bank of America Corp., 1.796%, 7/11/14 (r)	60,000	53,430
Capital One Financial Corp., 4.80%, 2/21/12	100,000	101,135
Comcast Corp., 6.55%, 7/1/39	50,000	57,808
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	40,000	41,600
CVS Pass-Through Trust:
6.036%, 12/10/28	26,380	28,660
6.943%, 1/10/30	459,858	527,549
Dun & Bradstreet Corp., 2.875%, 11/15/15	50,000	51,470
EOG Company of Canada, 7.00%, 12/1/11 (e)	100,000	100,894
Ford Motor Credit Co. LLC:
7.25%, 10/25/11	100,000	100,000
7.50%, 8/1/12	200,000	204,500
FUEL Trust, 3.984%, 12/15/22 (e)	50,000	48,597
HSBC Bank Brasil SA, 4.00%, 5/11/16 (e)	100,000	97,219
JPMorgan Chase & Co., 4.35%, 8/15/21	100,000	100,239
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	200,000	199,974
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	35,000	34,870
Nordea Bank AB, 4.875%, 5/13/21 (e)	200,000	171,136
Ohana Military Communities LLC, 5.462%, 10/1/26 (e)	15,000	16,438
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	40,000	40,700
PNC Funding Corp., 5.625%, 2/1/17	50,000	54,321
Private Export Funding Corp., 2.125%, 7/15/16	1,000,000	1,028,497
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	45,000	53,125
Royal Bank of Canada, 3.125%, 4/14/15 (e)	100,000	106,075
Seagate Technology HDD Holdings, 6.375%, 10/1/11	50,000	50,000
Senior Housing Properties Trust, 8.625%, 1/15/12	60,000	61,050
Sprint Capital Corp., 8.375%, 3/15/12	250,000	253,125
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	70,000	7,602
2/15/45 (b)(e)	678,666	105,261
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	140,000	114,800

Total Corporate Bonds (Cost $4,218,506)		4,251,226

MUNICIPAL OBLIGATIONS - 9.3%
Hayward California MFH Revenue VRDN, 0.21%, 5/1/38 (r)	3,500,000	3,500,000

Total Municipal Obligations (Cost $3,500,000)		3,500,000

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U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 37.8%	AMOUNT	VALUE
AgFirst FCB, 6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	$50,000	$35,875
COP I LLC:
3.613%, 12/5/21	264,674	292,520
3.65%, 12/5/21	262,889	279,916
Fannie Mae:
0.375%, 12/28/12	750,000	750,370
0.75%, 2/26/13	400,000	402,179
1.25%, 8/20/13	500,000	507,682
Federal Home Loan Bank, 5.00%, 11/17/17	60,000	71,908
Freddie Mac:
1.125%, 7/27/12	1,000,000	1,007,338
0.875%, 10/28/13	1,000,000	1,009,183
5.25%, 4/18/16	200,000	236,239
6.75%, 3/15/31	300,000	452,078
Freddie Mac Discount Notes, 10/31/11	2,000,000	1,999,998
Overseas Private Investment Corp., 4.05%, 11/15/14	164,943	168,895
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	895,477	950,692
Private Export Funding Corp.:
4.90%, 12/15/11	3,000,000	3,025,012
4.55%, 5/15/15	1,132,000	1,254,321
Tennessee Valley Authority, 4.375%, 6/15/15	1,100,000	1,236,614
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	40,000	25,600
Vessel Management Services, Inc., 5.85%, 5/1/27	486,000	575,934

Total U.S. Government Agencies and Instrumentalities (Cost $13,813,605)		14,282,354

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 2.4%
Fannie Mae:
5.50%, 5/1/12	9,075	9,136
2.277%, 8/1/32 (r)	82,430	83,071
3.50%, 12/1/41	500,000	512,110
4.00%, 12/1/41	300,000	313,500

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $914,412)		917,817

U.S. TREASURY - 12.1%
United States Treasury Bonds:
4.375%, 5/15/41	1,045,000	1,349,683
3.75%, 8/15/41	300,000	349,266
United States Treasury Notes:
1.25%, 9/30/18	1,300,000	1,293,094
2.125%, 8/15/21	1,573,000	1,600,527

Total U.S. Treasury (Cost $4,373,907)		4,592,570

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			PRINCIPAL
TIME DEPOSIT - 1.3%			AMOUNT	VALUE
State Street Time Deposit, 0.113%, 10/3/11			$483,084	$483,084

Total Time Deposit (Cost $483,084)				483,084

TOTAL INVESTMENTS (Cost $36,420,997) - 98.3%				37,143,335
Other assets and liabilities, net - 1.7%				654,143
NET ASSETS - 100%				$37,797,478

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
30 Year U.S. Treasury Bonds	18	12/11	$2,567,250	$104,417

Sold:
5 Year U.S. Treasury Notes	25	12/11	$3,062,109	$7,752

(b)	This security was valued by the Board of Trustees. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
FCB: Farm Credit Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Note

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

ASSETS
Investments in securities, at value (Cost $36,420,997) - see accompanying schedule	$37,143,335
Receivable for securities sold	2,721,611
Receivable for futures variation margin	10,148
Receivable for shares sold	77,998
Interest and dividends receivable	205,642
Other assets	50,863
Total assets	40,209,597

LIABILITIES
Payable for securities purchased	2,309,980
Payable for shares sold	56,489
Payable to Calvert Investment Management, Inc.	19,420
Payable to Calvert Investment Administrative Services, Inc.	3,702
Payable to Calvert Investment Services, Inc.	369
Payable to Calvert Investment Distributors, Inc	4,379
Accrued expenses and other liabilities	17,780
Total liabilities	2,412,119

NET ASSETS	$37,797,478

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 773,216 shares outstanding	$12,799,426
Class C: 122,882 shares outstanding	2,021,682
Class I: 1,288,370 shares outstanding	21,260,853
Undistributed net investment income	1,905
Accumulated net realized gain (loss) on investments	879,105
Net unrealized appreciation (depreciation) on investments	834,507

NET ASSETS	$37,797,478

NET ASSET VALUE PER SHARE
Class A (based on net assets of $13,386,677)	$17.31
Class C (based on net assets of $2,119,203)	$17.25
Class I (based on net assets of $22,291,598)	$17.30

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$347,200
Total investment income	347,200

Expenses:
Investment advisory fee	71,098
Transfer agency fees and expenses	35,030
Administrative fees	22,053
Distribution Plan expenses:
Class A	16,964
Class C	17,716
Trustees’ fees and expenses	839
Custodian fees	31,100
Registration fees	38,441
Reports to shareholders	7,731
Professional fees	22,747
Accounting fees	3,196
Miscellaneous	8,082
Total expenses	274,997
Reimbursement from Advisor:
Class A	(57,377)
Class C	(12,642)
Class I	(30,591)
Fees paid indirectly	(391)
Net expenses	173,996

NET INVESTMENT INCOME	173,204

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	799,261
Futures	89,884
889,145

Change in unrealized appreciation (depreciation) on:
Investments	263,946
Futures	121,813
385,759

NET REALIZED AND UNREALIZED GAIN
(LOSS)	1,274,904

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,448,108

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$173,204	$40,297
Net realized gain (loss)	889,145	72,343
Change in unrealized appreciation (depreciation)	385,759	83,002

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,448,108	195,642

Distributions to shareholders from:
Net investment income:
Class A shares	(64,140)	(34,076)
Class C shares	(531)	(1,244)
Class I shares	(108,930)	—
Net realized gain:
Class A shares	(53,461)	(49,649)
Class C shares	(22,483)	(3,894)
Total distributions	(249,545)	(88,863)

Capital share transactions:
Shares sold:
Class A shares	8,274,482	2,278,717
Class C shares	1,371,247	1,007,963
Class I shares	1,494,528	—
Shares issued from merger (see Note F):
Class A shares	2,879,910	—
Class I shares	22,220,781	—
Reinvestment of distributions:
Class A shares	113,565	83,267
Class C shares	16,552	958
Class I shares	108,930	—
Redemption fees:
Class A shares	17	616
Shares redeemed:
Class A shares	(2,228,772)	(383,619)
Class C shares	(501,099)	(13,341)
Class I shares	(2,256,478)	—
Total capital share transactions	31,493,663	2,974,561

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,692,226	3,081,340

NET ASSETS
Beginning of year	5,105,252	2,023,912
End of year (including undistributed net investment
income of $1,905 and $592, respectively)	$37,797,478	$5,105,252

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	489,828	139,241
Class C shares	82,459	61,536
Class I shares	87,783	—
Shares issued from merger (see Note F):
Class A shares	172,034	—
Class I shares	1,327,358	—
Reinvestment of distributions:
Class A shares	6,822	5,250
Class C shares	1,012	60
Class I shares	6,410	—
Shares redeemed:
Class A shares	(133,102)	(23,445)
Class C shares	(30,209)	(837)
Class I shares	(133,181)	—
Total capital share activity	1,877,214	181,805

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2008 and offers three classes of shares of beneficial interest. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares began operations on November 29, 2010 and require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $419,080 or 1.1% of net assets were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS

Investments In Securities	level 1	level 2	level 3		total
Asset-backed securities	-	$750,595	-		$750,595
Corporate debt	-	11,533,229	$112,863		11,646,092
Collateralized mortgage-backed
obligations	-	10,536	-		10,536
Commercial mortgage-backed
securities	-	960,287	-		960,287
Municipal obligations	-	3,500,000	-		3,500,000
U.S. government obligations	-	19,792,741	-		19,792,741
Other debt obligations	-	483,084	-		483,084

TOTAL	-	$37,030,472	$112,863	**	$37,143,335
Other financial instruments*	$112,169	-	-		$112,169

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

** Level 3 Securities represent 0.3% of net assets.

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Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts, at period end, are presented in the Schedule of Investments.

During the period, the Fund invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 12 contracts and $337,630 weighted average notional value. The quarterly weighted average contracts and notional values were as follows:

QUARTER	WEIGHTED AVERAGE CONTRACTS	WEIGHTED AVERAGE NOTIONAL VALUE
1st Quarter	4	$165,036
2nd Quarter	11	20,695
3rd Quarter	63	3,549,607
4th Quarter	82	3,067,637

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantita-

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tive information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.04% for Class A, 2.04% for Class C and .73% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Class A and Class C and .10% for Class I based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and C shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00%, of the Fund’s average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses.

CID received $4,789 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $2,915 for the year ended September 30, 2011. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

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Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $34,096,410 and $11,953,511, respectively. U.S. government security purchases and sales were $85,047,666 and $81,518,658, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and September 30, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$249,545	$79,237
Long term capital gain	-	9,626
Total	$249,545	$88,863

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$793,047
Unrealized (depreciation)	(70,879)
Net unrealized appreciation/(depreciation)	$722,168

Undistributed long term capital gain	$275,792
Undistributed ordinary income	$717,557
Federal income tax cost of investments	$36,421,167

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to investments in asset-backed securities and tax-exempt income.

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Undistributed net investment income	$1,710
Accumulated net realized gain (loss)	(1,712)
Paid-in capital	2

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2011, such purchase and sales transactions were $5,000,000 and $1,500,000, respectively.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$6,743	1.41%	$442,694	July 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events ortransactions occurred that would have materially impacted the financial statements as presented.

NOTE F – REORGANIZATION

On December 8, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Short-Term Government Fund (“Short-Term Government”) for shares of the acquiring portfolio, Calvert Government Fund (“Government”) and the assumption of the liabilities of Short-Term Government. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 28

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Short-Term Government, Class A	55,201	Government, Class A	172,034	$2,879,910
Short-Term Government, Class I	426,651	Government, Class I	1,327,358	$22,220,781

For financial reporting purposes, assets received and shares issued by Government were recorded at fair value; however, the cost basis of the investments received from Short-Term Government were carried forward to align ongoing reporting of Government’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
Short-Term Government	$25,100,691	$295,187	Government	$6,760,223

Assuming the acquisition had been completed on October 1, 2010, Government’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	$311,621	(a)
Net realized and change in unrealized gain (loss) on investments	$1,230,715	(b)
Net increase (decrease) in assets from operations	$1,542,336

Because Government and Short-Term Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Short-Term Government that have been included in Government’s Statement of Operations since April 29, 2011.

(a)	$173,204 as reported, plus $138,417 from Short-Term Government pre-merger.
(b)	$1,274,904 as reported, minus $44,189 from Short-Term Government pre-merger

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 29

FINANCIAL HIGHLIGHTS

	Period ended
	September 30,	September 30,	September 30,
Class A Shares	2011	2010	2009	#
Net asset value, beginning	$16.63	$16.14	$15.00
Income from investment operations:
Net investment income	.15	.26	.06
Net realized and unrealized gain (loss)	.92	.88	1.14
Total from investment operations	1.07	1.14	1.20
Distributions from:
Net investment income	(.16)	(.24)	(.06)
Net realized gain	(.23)	(.41)	—
Total distributions	(.39)	(.65)	(.06)
Total increase (decrease) in net asset value	.68	.49	1.14
Net asset value, ending	$17.31	$16.63	$16.14
Total return*	6.58%	7.31%	7.98%
Ratios to average net assets:A
Net investment income	.95%	1.60%	.63	% (a)
Total expenses	1.89%	3.81%	5.67	% (a)
Expenses before offsets	1.04%	1.05%	1.04	% (a)
Net expenses	1.04%	1.04%	1.04	% (a)
Portfolio turnover	668%	401%	428%
Net assets, ending (in thousands)	$13,387	$3,951	$1,881

	Period ended
	September 30,	September 30,	September 30,
Class C Shares	2011	2010	2009	#
Net asset value, beginning	$16.58	$16.10	$15.00
Income from investment operations:
Net investment income	**	.09	**
Net realized and unrealized gain (loss)	.90	.89	1.10
Total from investment operations	.90	.98	1.10
Distributions from:
Net investment income	**	(.09)	—
Net realized gain	(.23)	(.41)	—
Total distributions	(.23)	(.50)	—
Total increase (decrease) in net asset value	.67	.48	1.10
Net asset value, ending	$17.25	$16.58	$16.10

Total return*	5.55%	6.25%	7.33%
Ratios to average net assets:A
Net investment income	(.03%)	.37%	.03	% (a)
Total expenses	2.76%	7.13%	41.41	% (a)
Expenses before offsets	2.04%	2.05%	2.04	% (a)
Net expenses	2.04%	2.04%	2.04	% (a)
Portfolio turnover	668%	401%	428%
Net assets, ending (in thousands)	$2,119	$1,154	$143

See notes to financial highlights.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 30

FINANCIAL HIGHLIGHTS

	Period ended
	September 30,
Class I Shares	2011	##
Net asset value, beginning	$16.74
Income from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss)	.56
Total from investment operations	.64
Distributions from:
Net investment income	(.08)
Net realized gain	—
Total distributions	(.08)
Total increase (decrease) in net asset value	.56
Net asset value, ending	$17.30

Total return*	3.86%
Ratios to average net assets:A
Net investment income	1.19	% (a)
Total expenses	1.06	% (a)
Expenses before offsets	.73	% (a)
Net expenses	.73	% (a)
Portfolio turnover***	668%
Net assets, ending (in thousands)	$22,292

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $.01 per share.
***	Portfolio turnover is not annualized for periods less than one year.
#	From December 31, 2008 inception.
##	From April 29, 2011 inception.
(a)	Annualized.

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 31

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.	calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 32

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 33

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.	calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 34

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TRUSTEE AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 63	Trustee	1976	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
DOUGLAS E. FELDMAN, M.D. AGE: 63	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	10	None
JOHN G. GUFFEY, JR. AGE: 63	Trustee	1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams  AGE: 60

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	11	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 59

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

	Trustee & Chair	1976	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The ICE Organization • Impact Assets
OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1979	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
GOVERNMENT	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
	$	%*	$	% *
(a) Audit Fees	$130,240		$106,205
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,980	0%	$19,885	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$154,220	0%	$126,090	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
$	%*	$	% *

$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report. This determination is based on the change to the registrant’s internal control over financial reporting described in Item 11(b) below.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. However, a change to the internal control over financial reporting was made subsequent to the end of the reporting period. This change provides for (1) the remodeling and testing of the models used for all fixed income securities that are being priced under fair value procedures by the Advisor; (2) conducting of back-testing that reasonably supports the assumptions used in fair valuing the securities; (3) modifying the internal compliance monitoring system to report the asset weighting of each fixed income security, providing the percentage of any security owned in an individual Fund and across the Fund complex; (4) implementing a manual control to monitor for and report to the internal pricing committee on any security where the primary and/or secondary pricing vendor has been overridden for more than seven days; and (5) developing enhanced escalation procedures to address any fair valuation concerns—these enhanced escalation procedures are expected to be completed by the registrant’s next filing on this Form.

Item 12.  Exhibits.

(a)(1)   A copy of the registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek
            President -- Principal Executive Officer

Date: December 27, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 27, 2011

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 27, 2011